   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 4, 2003
                                                       REGISTRATION NO. 2-70423

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ---------------------

                                   FORM N-14


                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [X]

                            ---------------------

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                          POST-EFFECTIVE AMENDMENT NO.                       [ ]

                             ---------------------

                                 MORGAN STANLEY
                         DIVIDEND GROWTH SECURITIES INC.
                             A Maryland Corporation
               (Exact Name of Registrant as Specified in Charter)

                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                   (Address of Principal Executive Offices)

                                (800) 869-6397
                        (Registrant's Telephone Number)

                               BARRY FINK, ESQ.
                         1221 AVENUE OF THE AMERICAS,
                           NEW YORK, NEW YORK 10020
                    (Name and Address of Agent for Service)

                             ---------------------

                                   COPY TO:
                            STUART M. STRAUSS, ESQ.
                         Mayer, Brown, Rowe & Maw LLP
                                 1675 Broadway
                           New York, New York 10019

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                  The Exhibit Index is located on page [   ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 2-70423; 811-3128).

================================================================================

                          MORGAN STANLEY EQUITY FUND

                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 16, 2003


TO THE SHAREHOLDERS OF MORGAN STANLEY EQUITY FUND

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Equity Fund ("Equity") to be held in Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 9:00 A.M., New York time, on December 16, 2003, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated July 31, 2003 (the "Reorganization Agreement"), between Equity and Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth"), pursuant to which substantially all of the assets of Equity would be combined with those of Dividend Growth and shareholders of Equity would become shareholders of Dividend Growth receiving shares of Dividend Growth with a value equal to the value of their holdings in Equity (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on September 30, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF EQUITY RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

October 15, 2003


  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                MORGAN STANLEY DIVIDEND GROWTH SECURITIES, INC.

                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
                          MORGAN STANLEY EQUITY FUND

                       BY AND IN EXCHANGE FOR SHARES OF
                MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC.

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Equity Fund ("Equity") in connection with an Agreement and Plan of Reorganization, dated July 31, 2003 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Equity will be combined with those of Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth") in exchange for shares of Dividend Growth (the "Reorganization"). As a result of this transaction, shareholders of Equity will become shareholders of Dividend Growth and will receive shares of Dividend Growth with a value equal to the value of their holdings in Equity. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Equity and Dividend Growth, attached hereto as Exhibit A. The address of Equity is that of Dividend Growth set forth above. This Proxy Statement also constitutes a Prospectus of Dividend Growth, which is
dated October   , 2003, filed by Dividend Growth with the Securities and
Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Dividend Growth is an open-end management investment company whose investment objective is to seek to provide reasonable current income and long-term growth of income and capital. The fund normally invests at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. Dividend Growth's Investment Manager, Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Advisor then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from Dividend Growth's portfolio.

     This Proxy Statement and Prospectus sets forth concisely information about Dividend Growth that shareholders of Equity should know before voting on the Reorganization Agreement. A copy of the Prospectus for Dividend Growth dated April 29, 2003, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Dividend Growth's Annual Report for the fiscal year ended February 28, 2003. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement
and Prospectus, dated October   , 2003, has been filed with the Commission and
is also incorporated herein by reference. Also incorporated herein by reference are Equity's Prospectus, dated July 30, 2003, and Annual Report for its fiscal year ended May 31, 2003. Such documents are available without charge by calling
(800) 869-NEWS (toll-free).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS PROXY STATEMENT AND PROSPECTUS IS DATED OCTOBER   , 2003.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS

                                                                                           PAGE
                                                                                          -----
INTRODUCTION ..........................................................................      1
  General .............................................................................      1
  Record Date; Share Information ......................................................      1
  Proxies .............................................................................      2
  Expenses of Solicitation ............................................................      3
  Vote Required .......................................................................      3
SYNOPSIS ..............................................................................      4
  The Reorganization ..................................................................      4
  Fee Table ...........................................................................      5
  Tax Consequences of the Reorganization ..............................................      8
  Comparison of Equity and Dividend Growth ............................................      8
PRINCIPAL RISK FACTORS ................................................................     11
THE REORGANIZATION ....................................................................     12
  The Proposal ........................................................................     12
  The Board's Consideration ...........................................................     12
  The Reorganization Agreement ........................................................     13
  Tax Aspects of the Reorganization ...................................................     15
  Description of Shares ...............................................................     16
  Capitalization Table (unaudited) ....................................................     17
  Appraisal Rights ....................................................................     17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ........................     17
  Investment Objectives and Policies ..................................................     17
  Investment Restrictions .............................................................     18
ADDITIONAL INFORMATION ABOUT EQUITY AND DIVIDEND GROWTH ...............................     19
  General .............................................................................     19
  Financial Information ...............................................................     19
  Management ..........................................................................     19
  Description of Securities and Shareholder Inquiries .................................     19
  Dividends, Distributions and Taxes ..................................................     19
  Purchases, Repurchases and Redemptions ..............................................     19
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ...........................................     20
FINANCIAL STATEMENTS AND EXPERTS ......................................................     20
LEGAL MATTERS .........................................................................     20
AVAILABLE INFORMATION .................................................................     20
OTHER BUSINESS ........................................................................     21
Exhibit A - Agreement and Plan of Reorganization, dated July 31, 2003, by and between
 Equity and Dividend Growth ...........................................................    A-1
Exhibit B - Prospectus of Dividend Growth dated April 29, 2003 ........................    B-1

                          MORGAN STANLEY EQUITY FUND
                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                 (800) 869-NEWS

                             --------------------

                        PROXY STATEMENT AND PROSPECTUS

                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 16, 2003


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Equity Fund ("Equity"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Equity (the "Board") of proxies to be used at the Special Meeting of Shareholders of Equity to be held in Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 9:00 A.M., New York time, on December 16, 2003 and any adjournments thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about October 15, 2003.

     At the Meeting, Equity shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated July 31, 2003 (the "Reorganization Agreement"), between Equity and Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth"), pursuant to which substantially all of the assets of Equity will be combined with those of Dividend Growth in exchange for shares of Dividend Growth. As a result of this transaction, Shareholders will become shareholders of Dividend Growth and will receive shares of Dividend Growth equal to the value of their holdings in Equity on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dividend Growth that corresponds to the class of shares of Equity currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Equity will receive Class A, Class B, Class C or Class D shares of Dividend Growth, respectively. The shares to be issued by Dividend Growth pursuant to the Reorganization (the "Dividend Growth Shares") will be issued at net asset value without an initial sales charge. Further information relating to Dividend Growth is set forth herein and in Dividend Growth's current Prospectus, dated April 29, 2003 ("Dividend Growth's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Equity contained herein has been supplied by Equity and the information concerning Dividend Growth contained herein has been supplied by Dividend Growth.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on September 30, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date,
there were                shares of Equity issued and outstanding. Shareholders
on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Equity as of the Record Date:

                      NAME AND ADDRESS     % OF OWNERSHIP     NATURE OF OWNERSHIP
                     ------------------   ----------------   --------------------
Class A ..........
Class B ..........
Class C ..........
Class D ..........

     As of the Record Date, the trustees and officers of Equity, as a group, owned less than 1% of the outstanding shares of Equity.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Dividend Growth as of the Record
Date:

                      NAME AND ADDRESS     % OF OWNERSHIP     NATURE OF OWNERSHIP
                     ------------------   ----------------   --------------------
Class A ..........
Class B ..........
Class C ..........
Class D ..........

     As of the Record Date, the trustees and officers of Dividend Growth, as a group, owned less than 1% of the outstanding shares of Dividend Growth.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Equity, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Equity present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker "non votes" will not be counted for purposes of approving an adjournment.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Equity, which expenses are expected to approximate $148,000. Equity and Dividend Growth will bear all of their respective other expenses associated with the Reorganization.


     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Equity or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, Equity will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, Equity may also employ D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by D.F. King, Equity would pay D.F. King $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Equity has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Equity.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Equity represented in person or by proxy and entitled to vote at the

Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Equity will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Dividend Growth's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Equity, subject to stated liabilities, to Dividend Growth in exchange for the Dividend Growth Shares. The aggregate net asset value of the Dividend Growth Shares issued in the exchange will equal the aggregate value of the net assets of Equity received by Dividend Growth. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Equity will distribute the Dividend Growth Shares received by Equity to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Equity and Equity will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Dividend Growth Shares equal in value to such Shareholder's pro rata interest in the net assets of Equity transferred to Dividend Growth. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dividend Growth that corresponds to the class of shares of Equity currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Equity will become a holder of Class A, Class B, Class C or Class D shares of Dividend Growth, respectively. Shareholders holding their shares of Equity in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dividend Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Dividend Growth Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, Equity will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Equity's investment company taxable income for all periods since the inception of Equity through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Equity's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF EQUITY ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF EQUITY AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of Equity and Dividend Growth may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Equity for its fiscal year ended May 31, 2003, and by Dividend Growth for its fiscal year ended February 28, 2003. Equity and Dividend Growth each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (Dividend Growth) reflecting what the fee schedule would have been on February 28, 2003, if the Reorganization had been consummated twelve months prior to that date.

Shareholder Fees

                                                                                                     PRO FORMA
                                                                                                     COMBINED
                                                               EQUITY        DIVIDEND GROWTH     (DIVIDEND GROWTH)
                                                          ---------------   -----------------   ------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................        5.25%(1)          5.25%(1)             5.25%(1)
Class B ...............................................        none              none                 none
Class C ...............................................        none              none                 none
Class D ...............................................        none              none                 none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................        none              none                 none
Class B ...............................................        none              none                 none
Class C ...............................................        none              none                 none
Class D ...............................................        none              none                 none
MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A PERCENTAGE
 BASED ON THE LESSER OF THE OFFERING PRICE OR NET ASSET
 VALUE AT REDEMPTION)
Class A ...............................................        none (2)          none (2)             none (2)
Class B ...............................................        5.00%(3)          5.00%(3)             5.00%(3)
Class C ...............................................        1.00%(4)          1.00%(4)             1.00%(4)
Class D ...............................................        none              none                 none
REDEMPTION FEES
Class A ...............................................        none              none                 none
Class B ...............................................        none              none                 none
Class C ...............................................        none              none                 none
Class D ...............................................        none              none                 none
EXCHANGE FEE
Class A ...............................................        none              none                 none
Class B ...............................................        none              none                 none
Class C ...............................................        none              none                 none
Class D ...............................................        none              none                 none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                                              PRO FORMA
                                                                              COMBINED
                                          EQUITY      DIVIDEND GROWTH     (DIVIDEND GROWTH)
                                        ----------   -----------------   ------------------
MANAGEMENT FEES
Class A .............................       0.85%           0.41%                0.41%
Class B .............................       0.85%           0.41%                0.41%
Class C .............................       0.85%           0.41%                0.41%
Class D .............................       0.85%           0.41%                0.41%
DISTRIBUTION AND SERVICE (12b-1) FEES
Class A .............................       0.25%           0.23%                0.23%
Class B .............................       1.00%           1.00%                1.00%
Class C .............................       1.00%           1.00%                0.99%
Class D .............................       none            none                 none
OTHER EXPENSES
Class A .............................       0.44%           0.13%                0.13%
Class B .............................       0.44%           0.13%                0.13%
Class C .............................       0.44%           0.13%                0.13%
Class D .............................       0.44%           0.13%                0.13%
TOTAL ANNUAL FUND OPERATING EXPENSES
Class A .............................       1.54%           0.77%                0.77%
Class B .............................       2.29%           1.54%                1.54%
Class C .............................       2.29%           1.54%                1.53%
Class D .............................       1.29%           0.54%                0.54%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. (See "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class B Shares" in each fund's Prospectus).

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).


EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The examples assumes that an investor invests $10,000 in either Equity or Dividend Growth or the new combined fund (Dividend Growth), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a shareholder SOLD His Shares:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Equity
 Class A .........     $673      $  986      $1,320      $2,263
 Class B .........     $732      $1,015      $1,425      $2,626
 Class C .........     $332      $  715      $1,225      $2,626
 Class D .........     $131      $  409      $  708      $1,556
Dividend Growth
 Class A .........     $600      $  758      $  930      $1,429
 Class B .........     $657      $  786      $1,039      $1,834
 Class C .........     $257      $  486      $  839      $1,824
 Class D .........     $ 55      $  173      $  302      $  677
Pro Forma Combined
 Class A .........     $600      $  758      $  930      $1,429
 Class B .........     $657      $  786      $1,039      $1,834
 Class C .........     $256      $  483      $  834      $1,824
 Class D .........     $ 55      $  173      $  302      $  677

     If a shareholder HELD His Shares:



                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Equity
 Class A .........     $673        $986      $1,320      $2,263
 Class B .........     $232        $715      $1,225      $2,626
 Class C .........     $232        $715      $1,225      $2,626
 Class D .........     $131        $409      $  708      $1,556
Dividend Growth
 Class A .........     $600        $758      $  930      $1,429
 Class B .........     $157        $486      $  839      $1,834
 Class C .........     $157        $486      $  839      $1,834
 Class D .........     $ 55        $173      $  302      $  677
Pro Forma Combined
 Class A .........     $600        $758      $  930      $1,429
 Class B .........     $157        $486      $  839      $1,834
 Class C .........     $156        $483      $  834      $1,824
 Class D .........     $ 55        $173      $  302      $  677

     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12b-1 FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A SHARES.

     The purpose of the foregoing fee tables is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in each fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Equity and Dividend Growth -- Investment Management and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Equity will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Equity or the Shareholders of Equity for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF EQUITY AND DIVIDEND GROWTH

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Equity is to seek total return. The investment objective of Dividend Growth is to seek to provide reasonable current income and long-term growth of income and capital.

     Equity seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks and other equity securities. Dividend Growth seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends.

     Equity's stock and other equity investments may include foreign securities (held either directly or in the form of depositary receipts). Equity may only invest up to 25% of its net assets in foreign securities that are not listed in the U.S. on a national securities exchange.

     Equity's Sub-Advisor, Morgan Stanley Investments LP, invests the fund's assets by pursuing an investing strategy that combines both value and growth styles. The Sub-Advisor's investment process is designed to identify growing companies whose stock in the Sub-Advisor's opinion is attractively valued and has low but rising expectations, and to diversify holdings across market sectors. Individual securities are selected based on, among other things, quantitative screens and fundamental research by in-house industry analysts.

     Dividend Growth's "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Fund's portfolio. The Fund's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the U.S. on a national securities exchange).

     Each Fund may invest 20% of its assets in convertible and fixed-income securities.

     The principal differences between the funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Equity and Dividend Growth are not fundamental and may be changed by the Board of Trustees of Equity and Board of Directors of Dividend Growth.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Equity and Dividend Growth obtain management services from Morgan Stanley Investment Advisors. For the fiscal year ended May 31, 2003, Equity paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the annual rate of 0.85% of the portion of the fund's average daily net assets not exceeding $500 million; 0.825% of the next $500 million; and 0.80% of the portion of daily net assets exceeding $1 billion. With respect to Dividend Growth, for the fiscal year ended February 28, 2003, the fund paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the following annual rates to the fund's daily net assets: 0.625% of the portion of such daily net assets not exceeding $250 million; 0.50% of the portion of such daily net assets exceeding $250 million, but not exceeding $1 billion; 0.475% of the portion of such daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; 0.425% to the portion of daily net assets exceeding $3 billion but not exceeding $4 billion; 0.40% to the portion of daily net assets exceeding $4 billion but not exceeding $5 billion; 0.375% to the portion of daily net assets exceeding $5 billion but not exceeding $6 billion; 0.350% to the portion of daily net assets exceeding $6 billion but not exceeding $8 billion; 0.325% to the portion of daily net assets exceeding $8 billion but not exceeding $10 billion; 0.30% to the portion of daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.275% to the portion of daily net assets exceeding $15 billion. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both Equity and Dividend Growth have adopted distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Equity's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B shares. Dividend Growth's Plan provides that, with respect to Class B, the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of Dividend Growth's Plan on July 2, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Class B shares redeemed since Dividend Growth's Plan inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares issued net of Class B shares redeemed, since the inception of Dividend Growth's Plan. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Dividend Growth's shares, see the section entitled "Share Class Arrangements" in Dividend Growth's Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Equity and Dividend Growth are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both Equity and Dividend Growth pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

                                         CLASS B SHARES OF EQUITY AND
   YEAR SINCE PURCHASE PAYMENT MADE            DIVIDEND GROWTH
-------------------------------------   -----------------------------
     First ..........................              5.0%
     Second .........................              4.0%
     Third ..........................              3.0%
     Fourth .........................              2.0%
     Fifth ..........................              2.0%
     Sixth ..........................              1.0%
     Seventh and thereafter .........              none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.


     The CDSC is paid to the Distributor. Shares of Equity and Dividend Growth are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of Equity and Dividend Growth, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of Equity and Dividend Growth may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an "Exchange Fund"), without the imposition of an exchange fee. In addition, Class A shares of each fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge) (also, an "Exchange Fund"). See the inside back cover of the Dividend Growth Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Dividend Growth).

     Dividend Growth Shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Equity) will be counted. During the period of time a Dividend Growth or Equity shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Equity and Dividend Growth provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Dividend Growth, see the section entitled "How to Exchange Shares" in Dividend Growth's Prospectus.

     Shareholders of Equity and Dividend Growth may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Equity and Dividend Growth offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Equity and Dividend Growth may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Equity pays dividends from net investment income annually. Dividend Growth pays dividends quarterly. Equity usually distributes net capital gains, if any, in December. Dividend Growth usually distributes capital gains, if any, in June and December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The share price and return of Dividend Growth and Equity will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.

     Both funds invest in common stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. A portion of Equity's investments may be in common stock of small and medium-sized companies which may be subject to greater risks and volatility than stocks of larger, more established companies.

     Both funds may invest in foreign securities (including depositary receipts). Equity may only invest up to 25% of its net assets in foreign securities not listed in the United States on a national securities exchange. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

     Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Both funds may invest in fixed income securities. Fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

     Equity may invest in small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

     Both funds may invest in convertible securities. Investments in convertible securities subject the funds to the risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the funds' convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative risk characteristics.

     Both funds may utilize forward foreign currency exchange contracts. Investments in forward foreign currency exchange contracts involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The funds may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the funds may use these instruments to modify exposure to various currency markets.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Equity and in Dividend Growth's Prospectus, both of which are incorporated herein by reference.


                              THE REORGANIZATION

THE PROPOSAL

     The Board of Trustees of Equity, including the Independent Trustees, having reviewed the financial position of Equity and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Equity and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Equity.


THE BOARD'S CONSIDERATION

     At a meeting held on July 31, 2003, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Equity and Dividend Growth. The Board also considered other factors, including, but not limited to: Equity's inability to grow assets as expected; the general compatibility of the investment objectives, policies and restrictions of Equity and Dividend Growth; including the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Equity and Dividend Growth in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Equity considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (Dividend Growth) will be appreciably lower on a percentage basis than the expenses per share of each corresponding class of Equity. This is primarily attributable to the fact that the investment management fee rate paid by Dividend Growth for its last fiscal year (0.41%) is substantially lower than the investment management fee rate paid by Equity for its last fiscal year (0.85%). The Board also noted that Dividend Growth's "Other Expenses" for its last fiscal year (0.13%) were lower than Equity's "Other Expenses" for its last fiscal year (0.44%). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Equity was significantly higher (for its fiscal year ended May 31, 2003) than the expense ratio for each corresponding class of Dividend Growth (for its fiscal year ended February 28, 2003).

     2. Shareholders would have continued participation in a fund that invests principally in common stocks.

     3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Equity or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Directors of Dividend Growth, including a majority of the Independent Directors of Dividend Growth, also has determined that the Reorganization is in the best interests of Dividend Growth and its shareholders and that the interests of existing shareholders of Dividend Growth will not be diluted as a result thereof. The transaction will enable Dividend Growth to acquire investment securities which are consistent with Dividend Growth's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Equity will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Equity as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Dividend Growth on the Closing Date in exchange for the assumption by Dividend Growth of stated liabilities of Equity, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Equity prepared by the Treasurer of Equity as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Dividend Growth Shares; (ii) such Dividend Growth Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Equity would be dissolved; and (iv) the outstanding shares of Equity would be canceled.

     The number of Dividend Growth Shares to be delivered to Equity will be determined by dividing the aggregate net asset value of each class of shares of Equity acquired by Dividend Growth by the net asset value per share of the corresponding class of shares of Dividend Growth; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Equity and Dividend Growth may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Equity had an aggregate net asset value (not including any Cash Reserve of Equity) of $100,000. If the net asset value per Class B share of Dividend Growth were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Dividend Growth to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Dividend Growth would be distributed to the former Class B shareholders of Equity. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Equity will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Dividend Growth Shares it receives. Each Shareholder will receive the class of shares of Dividend Growth that corresponds to the class of shares of Equity currently held by that Shareholder. Accordingly, the Dividend Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dividend Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of Equity, respectively. Dividend Growth will cause its transfer agent to credit and confirm an appropriate number of Dividend Growth Shares to each Shareholder. Certificates for Dividend Growth Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Dividend Growth. Shareholders who wish to receive certificates representing their Dividend Growth Shares must, after receipt of their confirmations, make a written request to Dividend Growth's transfer agent, Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Equity holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dividend Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Dividend Growth Shares received until the old certificates have been surrendered.

     The Closing Date will be on the Valuation Date or in no event later than the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Equity or Dividend Growth. The Reorganization Agreement may be amended in any mutually agreeable manner.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Equity and Dividend Growth. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by May 31, 2004, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Equity shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Equity that received Dividend Growth Shares. Equity shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Dividend Growth to Shareholders of record of Equity.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Equity (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Dividend Growth Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Equity recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Equity at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Equity thereafter will be treated as requests for redemption of shares of Dividend Growth.


TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Equity and Dividend Growth will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Equity and Dividend Growth (including a representation to the effect that Dividend Growth has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of Equity acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of Equity's assets in exchange for the Dividend Growth Shares and the assumption by Dividend Growth of certain stated liabilities of Equity followed by the distribution by Equity of the Dividend Growth Shares to Shareholders in exchange for their Equity shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Equity and Dividend Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Dividend Growth upon the receipt of the assets of Equity solely in exchange for the Dividend Growth Shares and the assumption by Dividend Growth of the stated liabilities of Equity;

     3. No gain or loss will be recognized by Equity upon the transfer of the assets of Equity to Dividend Growth in exchange for the Dividend Growth Shares and the assumption by Dividend Growth of the stated liabilities or upon the distribution of Dividend Growth Shares to Shareholders in exchange for their Equity shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Equity for the Dividend Growth Shares;

     5. The aggregate tax basis for the Dividend Growth Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Equity held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Dividend Growth Shares to be received by each Shareholder will include the period during which the shares in Equity surrendered in exchange therefor were held (provided such shares in Equity were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Equity acquired by Dividend Growth will be the same as the tax basis of such assets of Equity immediately prior to the Reorganization; and

     8. The holding period of the assets of Equity in the hands of Dividend Growth will include the period during which those assets were held by Equity.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither Equity nor Dividend Growth has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO EQUITY AND DIVIDEND
GROWTH. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Equity. The effect of any such limitations will depend on the existence and amount of Equity and Dividend Growth capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the aggregate fair market value of its assets on the date of the Reorganization exceeds its aggregate tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     As of May 31, 2003, Equity had capital loss carryovers of approximately $115.9 million and, as of June 30, 2003, Equity had net unrealized built-in capital losses of approximately $2.6 million. As of February 28, 2003, Dividend Growth had no capital loss carryovers. Subject to the limitation described in the succeeding paragraph, Equity's capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of Dividend Growth held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of Equity held by the combined fund. However, the combined fund will be unable to utilize Equity's capital loss carryovers to offset any capital gains recognized on the disposition of assets held by Dividend Growth as of the date of the Reorganization to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of June 30, 2003, Dividend Growth had net unrealized capital gains of approximately $3.8 billion.

     In addition, under the Code, there will be a limitation on the ability of the combined fund to offset future capital gains with Equity's net unrealized built-in capital losses if the combined fund recognizes such losses within five years of the Reorganization. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on June 27, 2003, each year approximately $5.6 million of Equity's capital loss carryovers would have been able to be utilized in any year by the combined fund. Thus, as a result of the Reorganization, a significant portion of the capital loss carryforwards of Equity will not be able to be utilized.


DESCRIPTION OF SHARES

     Dividend Growth shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Dividend Growth and transferable without restrictions and will have no preemptive rights. Class B shares of Dividend Growth, like Class B shares of Equity, have a conversion feature pursuant to which approximately ten years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes and with no additional sales charge. For greater details regarding the conversion feature, including the method by which the ten year period is calculated and the treatment of reinvested dividends, see "Share Class Arrangements" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Dividend Growth and Equity as of June 30, 2003 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                                             NET ASSET
                                                                                SHARES         VALUE
                                                            NET ASSETS       OUTSTANDING     PER SHARE
                                                        -----------------   -------------   ----------
                    CLASS A
-----------------------------------------------------
Equity ..............................................    $    4,225,716          608,397     $  6.95
Dividend Growth .....................................    $  118,945,608        3,079,967     $ 38.62
Combined Fund (Dividend Growth) (pro forma) .........    $  123,171,324        3,189,385     $ 38.62

                    CLASS B
------------------------------------------------------
Equity ..............................................    $  107,788,934       16,152,110     $  6.67
Dividend Growth .....................................    $6,643,264,433      171,607,606     $ 38.71
Combined Fund (Dividend Growth) (pro forma) .........    $6,751,053,367      174,392,130     $ 38.71

                    CLASS C
------------------------------------------------------
Equity ..............................................    $    7,913,236        1,181,213     $  6.70
Dividend Growth .....................................    $   95,231,962        2,469,190     $ 38.57
Combined Fund (Dividend Growth) (pro forma) .........    $  103,145,198        2,674,356     $ 38.57

                    CLASS D
------------------------------------------------------
Equity ..............................................    $    6,767,178          961,474     $  7.04
Dividend Growth .....................................    $  454,797,575       11,772,586     $ 38.63
Combined Fund (Dividend Growth) (pro forma) .........    $  461,564,753       11,947,765     $ 38.63

                 TOTAL CLASS A, B, C, D
------------------------------------------------------
Equity ..............................................    $  126,695,064               --          --
Dividend Growth .....................................    $7,312,239,578               --          --
Combined Fund (Dividend Growth) (pro forma) .........    $7,438,934,642               --          --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     Equity's investment objective is to seek total return. Dividend Growth's investment objective is to provide reasonable current income and long-term growth of income and capital.

     Equity seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks and other equity securities. Dividend Growth seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. Equity's Sub-Advisor, Morgan Stanley Investments, LP, invests Equity's assets by pursuing an investing strategy that combines both value and growth styles. The Sub-Advisor's investment process is designed to identify growing companies whose stock, in the Sub-Advisor's opinion, is attractively valued and has low but rising expectations, and to diversify holdings across market sectors. Individual securities are selected based on, among other things, quantitative screens and fundamental research by in-house industry analysts. Dividend Growth's Investment Manager, Morgan Stanley Investment Advisors

Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Advisor then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from Dividend Growth's portfolio. Both Equity and Dividend Growth may invest in foreign securities (including depositary receipts). Equity may only invest up to 25% of its net assets in foreign securities that are not listed in the United States on a national securities exchange. Equity and Dividend Growth may each invest 20% of its assets in convertible and fixed income securities. Dividend Growth may utilize forward foreign currency exchange contracts.

     During periods in which, in the opinion of each fund's Investment Manager or Sub-Advisor in the case of Equity, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Each of the funds may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of each fund's Prospectus shows each fund's portfolio turnover during recent fiscal years. A portfolio turnover of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the fund's shareholders.

     The investment policies of both Equity and Dividend Growth are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Equity and Dividend Growth as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Dividend Growth may not (i) invest more than 5% of the value of its total assets in the securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations of the United States government, its agencies or instrumentalities;
(ii) invest in securities of any issuer if, to the knowledge of Dividend Growth, any officer or director of Dividend Growth or the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer; (iii) write, purchase or sell puts, calls or combinations thereof; (iv) invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this limitation; (b) both funds may not purchase or sell real estate or interests therein, including limited partnership interests for Dividend Growth, although both funds may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein. Furthermore, as a non-fundamental policy, Equity may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act. In addition, both Equity and Dividend Growth may not (a) invest more than 5% of the value of their total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities) and (b) purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer; except that with respect to Equity, restrictions (a) and (b) above only apply with respect to 75% of Equity's total assets. Notwithstanding the above, each of Equity and Dividend Growth may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund. Both funds may not purchase or sell commodities or commodities futures contracts except that Equity may purchase or sell interest rate, currency and stock and bond index futures contracts or options thereon. Neither Equity nor Dividend Growth can engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security. For purposes of this restriction, Dividend Growth is subject to a limitation of an aggregate amount of 5% of Dividend Growth's total assets.


                      ADDITIONAL INFORMATION ABOUT EQUITY
                              AND DIVIDEND GROWTH

GENERAL

     For a discussion of the organization and operation of Dividend Growth and Equity, see "Fund Management," "Investment Objective" and "Principal Investment Strategies" in their respective Prospectuses, and "Fund History" in their respective Statements of Additional Information.


FINANCIAL INFORMATION

     For certain financial information about Dividend Growth and Equity, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.


MANAGEMENT

     For information about the Board of Trustees of Equity and the Board of Directors of Dividend Growth, Investment Manager and the Distributor of Dividend Growth and Equity and the Sub-Advisor of Equity, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Equity and Dividend Growth, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Dividend Growth's and Equity's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS


     For a discussion of how Dividend Growth's and Equity's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Dividend Growth's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended February 28, 2003 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Equity, see its Annual Report for its fiscal year ended May 31, 2003.


                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Dividend Growth, for the fiscal year ended February 28, 2003, and Equity, for the fiscal year ended May 31, 2003, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Dividend Growth will be passed upon by Mayer, Brown, Rowe & Maw LLP, New York, New York. Such firm will rely on Maryland counsel as to matters of Maryland law.


                             AVAILABLE INFORMATION

     Additional information about Equity and Dividend Growth is available, as applicable, in the following documents which are incorporated herein by reference: (i) Dividend Growth's Prospectus dated April 29, 2003 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 27 to Dividend Growth's Registration Statement on Form N-1A (File Nos. 2-70423; 811-3128); (ii) Dividend Growth's Annual Report for its fiscal year ended February 28, 2003, accompanying this Proxy Statement and Prospectus; (iii) Equity's Prospectus dated July 30, 2003 which Prospectus forms a part of Post-Effective Amendment No. 5 to Equity's Registration Statement on Form N-1A (File Nos. 333-49585; 811-8739); and (iv) Equity's Annual Report for its fiscal year ended May 31, 2003. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     Equity and Dividend Growth are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Equity and Dividend Growth which are of public record can be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 942-8090. Reports and other information about each fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of Equity knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


October 15, 2003

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 31st day of July, 2003, by and between MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC., a Maryland corporation ("Dividend Growth") and MORGAN STANLEY EQUITY FUND, a Massachusetts business trust ("Equity").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Dividend Growth of substantially all of the assets of Equity in exchange for the assumption by Dividend Growth of all stated liabilities of Equity and the issuance by Dividend Growth of shares of capital stock, par value $0.01 per share (the "Dividend Growth Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Equity in liquidation of Equity as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF EQUITY

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Equity agrees to assign, deliver and otherwise transfer the Equity Assets (as defined in paragraph 1.2) to Dividend Growth and Dividend Growth agrees in exchange therefor to assume all of Equity's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Equity the number of Dividend Growth Shares, including fractional Dividend Growth Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Equity Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Equity, and any deferred or prepaid expenses shown as an asset on Equity's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Equity will provide Dividend Growth with a list of all of Equity's assets to be assigned, delivered and otherwise transferred to Dividend Growth and a list of the stated liabilities to be assumed by Dividend Growth pursuant to this Agreement. Equity reserves the right to sell any of the securities on such list but will not, without the prior approval of Dividend Growth, acquire any additional securities other than securities of the type in which Dividend Growth is permitted to invest and in amounts agreed to in writing by Dividend Growth. Dividend Growth will, within a reasonable time prior to the Valuation Date, furnish Equity with a statement of Dividend Growth's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Dividend Growth's investment objective, policies and restrictions. In the event that Equity holds any investments that Dividend Growth is not permitted to hold, Equity will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Equity and Dividend Growth, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Dividend Growth with respect to such investments, Equity if requested by Dividend Growth will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Equity will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Dividend Growth will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Equity prepared by the Treasurer of Equity as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Equity may establish a cash reserve, which shall not exceed 5% of Equity's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Equity and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Equity to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Equity will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Equity will distribute Dividend Growth Shares received by Equity pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Equity Shareholders"). Each Equity Shareholder will receive the class of shares of Dividend Growth that corresponds to the class of shares of Equity currently held by that Equity Shareholder. Accordingly, the Dividend Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dividend Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of Equity, respectively. Such distribution will be accomplished by an instruction, signed by Equity's Secretary, to transfer Dividend Growth Shares then credited to Equity's account on the books of Dividend Growth to open accounts on the books of Dividend Growth in the names of the Equity Shareholders and representing the respective pro rata number of Dividend Growth Shares due such Equity Shareholders. All issued and outstanding shares of Equity simultaneously will be canceled on Equity's books; however, share certificates representing interests in Equity will represent a number of Dividend Growth Shares after the Closing Date as determined in accordance with paragraph 2.3. Dividend Growth will issue certificates representing Dividend Growth Shares in connection with such exchange only upon the written request of an Equity Shareholder.

     1.6 Ownership of Dividend Growth Shares will be shown on the books of Dividend Growth's transfer agent. Dividend Growth Shares will be issued in the manner described in Dividend Growth's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Dividend Growth Shares in a name other than the registered holder of Dividend Growth Shares on Equity's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Dividend Growth Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Equity is and shall remain the responsibility of Equity up to and including the date on which Equity is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Equity shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Equity as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Equity, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Equity for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Equity shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of Equity in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Dividend Growth or their designee and Dividend Growth or its designee shall comply with applicable record retention requirements to which Equity is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the Equity Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Equity of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Dividend Growth's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Dividend Growth Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Dividend Growth's then current Prospectus and Statement of Additional Information.

     2.3 The number of Dividend Growth Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Equity shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Dividend Growth (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Equity shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Dividend Growth. Dividend Growth shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the Valuation Date or in no event later than the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Equity and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Dividend Growth, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Equity to the Custodian for the account of Dividend Growth on or before the Closing Date in conformity with applicable custody provisions under the

1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dividend Growth Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Dividend Growth and Equity, accurate appraisal of the value of the net assets of Dividend Growth or the Equity Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Equity shall deliver to Dividend Growth or its designee
(a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Equity Shareholders and the number and percentage ownership of outstanding Equity shares owned by each such Equity Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Equity Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Dividend Growth shall issue and deliver to such Secretary a confirmation evidencing delivery of Dividend Growth Shares to be credited on the Closing Date to Equity or provide evidence satisfactory to Equity that such Dividend Growth Shares have been credited to Equity's account on the books of Dividend Growth. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF EQUITY AND DIVIDEND GROWTH

     4.1 Except as otherwise expressly provided herein with respect to Equity, Dividend Growth and Equity each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Dividend Growth will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Dividend Growth Shares ("Registration Statement"). Equity will provide Dividend Growth with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Equity will further provide Dividend Growth with such other information and documents relating to Equity as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Equity will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Equity will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Dividend Growth will furnish Equity with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Dividend Growth as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Equity will assist Dividend Growth in obtaining such information as Dividend Growth reasonably requests concerning the beneficial ownership of Equity shares.

     4.5 Subject to the provisions of this Agreement, Dividend Growth and Equity will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Equity shall furnish or cause to be furnished to Dividend Growth within 30 days after the Closing Date a statement of Equity's assets and liabilities as of the Closing Date, which statement shall be certified by Equity's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Equity shall furnish Dividend Growth, in such form as is reasonably satisfactory to Dividend Growth, a statement certified by Equity's Treasurer of Equity's earnings and profits for Federal income tax purposes that will be carried over to Dividend Growth pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Equity
(a) shall prepare and file all Federal and other tax returns and reports of Equity required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Dividend Growth agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 Dividend Growth represents and warrants to Equity as follows:

     (a) Dividend Growth is a validly existing Maryland corporation with full power to carry on its business as presently conducted;

     (b) Dividend Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Dividend Growth have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Dividend Growth are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Dividend Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Dividend Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Dividend Growth is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Dividend Growth's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Dividend Growth is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Dividend Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Dividend Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended February 28, 2003, of Dividend Growth audited by Deloitte & Touche LLP (copies of which will be furnished to Equity), fairly present, in all material respects, Dividend Growth's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Dividend Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Dividend Growth Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Dividend Growth's current Statement of Additional Information incorporated by reference in the Registration Statement. Dividend Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Dividend Growth, and this Agreement constitutes a valid and binding obligation of Dividend Growth enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Dividend Growth's performance of this Agreement;

     (j) Dividend Growth Shares to be issued and delivered to Equity, for the account of the Equity Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Dividend Growth Shares, and will be fully paid and non-assessable.

     (k) All material Federal and other tax returns and reports of Dividend Growth required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Dividend Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Dividend Growth has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are foreseen or are reasonably likely to occur which will adversely affect the ability of Dividend Growth to continue to meet the requirements of Subchapter M of the Code;

     (m) Since February 28, 2003 there has been no change by Dividend Growth in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Dividend Growth for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Dividend Growth) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Equity represents and warrants to Dividend Growth as follows:

     (a) Equity is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Equity is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Equity have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Equity are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Equity is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Equity conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Equity is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Equity's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Equity is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Equity or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Equity knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Equity for the year ended May 31, 2003, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to Dividend Growth) fairly present, in all material respects, Equity's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Equity (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Equity has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Equity are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Equity's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Equity does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Dividend Growth pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Equity, and subject to the approval of Equity's shareholders, this Agreement constitutes a valid and binding obligation of Equity, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Equity's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of Equity required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Equity's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Equity has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are foreseen or are reasonably likely to occur which will adversely affect the ability of Equity to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Equity will have good and valid title to the Equity Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Equity which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Dividend Growth will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Equity's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Dividend Growth Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Equity for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) Equity will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Equity has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Equity is not acquiring Dividend Growth Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EQUITY

     The obligations of Equity to consummate the transactions provided for herein shall be subject, at its election, to the performance by Dividend Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Dividend Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Dividend Growth shall have delivered to Equity a certificate of its President and Treasurer, in a form reasonably satisfactory to Equity and dated as of the Closing Date, to the effect that the representations and warranties of Dividend Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Equity shall reasonably request;

     6.3 Equity shall have received a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to Dividend Growth, dated as of the Closing Date, to the effect that:

     (a) Dividend Growth is a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) Dividend Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Dividend Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Equity, is a valid and binding obligation of Dividend Growth enforceable against Dividend Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Dividend Growth Shares to be issued to Equity Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, and no shareholder of Dividend Growth has any preemptive rights to subscription or purchase in respect thereof (Maryland counsel may be relied upon in delivering such opinion);
   (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Dividend Growth's Articles of Incorporation or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Dividend Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Dividend Growth's 12b-1 plan of distribution from those described in Dividend Growth's Prospectus dated April 29, 2003 and Statement of Additional Information dated April 29, 2003.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF DIVIDEND GROWTH

     The obligations of Dividend Growth to complete the transactions provided for herein shall be subject, at its election, to the performance by Equity of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Equity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Equity shall have delivered to Dividend Growth at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Dividend Growth and dated as of the Closing Date, to the effect that the representations and warranties of Equity made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Dividend Growth shall reasonably request;

     7.3 Equity shall have delivered to Dividend Growth a statement of the Equity Assets and its liabilities, together with a list of Equity's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Equity;

     7.4 Equity shall have delivered to Dividend Growth within three business days after the Closing a letter from Deloitte & Touche LLP for the taxable years ended May 31, 2002 and 2003, dated as of the Closing Date stating that
(a) such respective firm has performed a limited review of the federal and state income tax returns of Equity for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of Equity for the periods covered thereby, (b) for the period from May 31, 2003 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all federal, state and local tax liabilities for the period from May 31, 2003 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Equity would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Dividend Growth shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to Equity, dated as of the Closing Date to the effect that:

     (a) Equity is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Equity is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Equity and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Dividend Growth, is a valid and binding obligation of Equity enforceable against Equity in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Equity's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Equity of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Equity Assets shall include no assets that Dividend Growth, by reason of limitations of the fund's Articles of Incorporation or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF DIVIDEND GROWTH AND EQUITY

     The obligations of Equity and Dividend Growth hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Equity in accordance with the provisions of Equity's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Dividend Growth;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Dividend Growth or Equity to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Dividend Growth or Equity;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Equity shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Equity

Shareholders all of Equity's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw LLP (based on such representations as such law firm shall reasonably request), addressed to Dividend Growth and Equity, which opinion may be relied upon by the shareholders of Equity, substantially to the effect that, for federal income tax purposes:

     (a) The transfer of Equity's assets in exchange for Dividend Growth Shares and the assumption by Dividend Growth of certain stated liabilities of Equity followed by the distribution by Equity of Dividend Growth Shares to the Equity Shareholders in exchange for their Equity shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Equity and Dividend Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Dividend Growth upon the receipt of the assets of Equity solely in exchange for Dividend Growth Shares and the assumption by Dividend Growth of the stated liabilities of Equity;

     (c) No gain or loss will be recognized by Equity upon the transfer of the assets of Equity to Dividend Growth in exchange for Dividend Growth Shares and the assumption by Dividend Growth of the stated liabilities or upon the distribution of Dividend Growth Shares to the Equity Shareholders in exchange for their Equity shares;

     (d) No gain or loss will be recognized by the Equity Shareholders upon the exchange of the Equity shares for Dividend Growth Shares;

     (e) The aggregate tax basis for Dividend Growth Shares received by each Equity Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Equity shares held by each such Equity Shareholder immediately prior to the Reorganization;

     (f) The holding period of Dividend Growth Shares to be received by each Equity Shareholder will include the period during which the Equity shares surrendered in exchange therefor were held (provided such Equity shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Equity acquired by Dividend Growth will be the same as the tax basis of such assets to Equity immediately prior to the Reorganization; and

     (h) The holding period of the assets of Equity in the hands of Dividend Growth will include the period during which those assets were held by Equity.

     Notwithstanding anything herein to the contrary, neither Dividend Growth nor Equity may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Dividend Growth shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Equity shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Equity being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Equity's obligations specified in this Agreement), Equity's only obligation hereunder shall be to reimburse Dividend Growth for all reasonable out-of-pocket fees and expenses incurred by Dividend Growth in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Dividend Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Dividend Growth's obligations specified in this Agreement), Dividend Growth's only obligation hereunder shall be to reimburse Equity for all reasonable out-of-pocket fees and expenses incurred by Equity in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Equity hereunder shall not survive the dissolution and complete liquidation of Equity in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of Equity and Dividend Growth;

     (b) by either Dividend Growth or Equity by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before May 31, 2004; or

     (c) by either Dividend Growth or Equity, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Equity Shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
   (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dividend Growth or Equity, or the trustees or officers of Dividend Growth or Equity, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dividend Growth or Equity, or the trustees or officers of Dividend Growth or Equity, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Dividend Growth hereunder are solely those of Dividend Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Dividend Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Dividend Growth and signed by authorized officers of Dividend Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Equity hereunder are solely those of Equity. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Equity shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Equity and signed by authorized officers of Equity acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                      MORGAN STANLEY EQUITY FUND


                                      By:
                                         --------------------------------------
                                         Name:  Charles A. Fiumefreddo
                                         Title:    Chairman


                                      MORGAN STANLEY DIVIDEND GROWTH
                                      SECURITIES INC.


                                      By:
                                         --------------------------------------
                                         Name: Barry Fink
                                         Title:   Vice President

                                                                       EXHIBIT B


                                                   [MORGAN STANLEY LOGO OMITTED]




Morgan Stanley Dividend Growth Securities

A mutual fund that seeks to provide                     [GRAPHIC OMITTED]
reasonable current income and
long-term growth of income and
capital









                                                     Prospectus | April 29, 2003



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents



The Fund                    INVESTMENT OBJECTIVE .............................................   1

                            PRINCIPAL INVESTMENT STRATEGIES ..................................   1

                            PRINCIPAL RISKS ..................................................   2

                            PAST PERFORMANCE .................................................   3

                            FEES AND EXPENSES ................................................   5

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION .......................   6

                            ADDITIONAL RISK INFORMATION ......................................   7

                            FUND MANAGEMENT ..................................................   8

Shareholder Information     PRICING FUND SHARES ..............................................   9

                            HOW TO BUY SHARES ................................................   9

                            HOW TO EXCHANGE SHARES ...........................................  11

                            HOW TO SELL SHARES ...............................................  12

                            DISTRIBUTIONS ....................................................  14

                            TAX CONSEQUENCES .................................................  15

                            SHARE CLASS ARRANGEMENTS .........................................  16

Financial Highlights        ..................................................................  24

Morgan Stanley Funds        ..................................................... INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Dividend Growth Securities Inc. seeks to provide reasonable current income and long-term growth of income and capital.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Fund will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Fund's portfolio.

[sidebar]
GROWTH AND INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[end sidebar]


The Fund's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the U.S. on a national securities exchange).


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 20% of the Fund's assets may be invested in fixed-income and convertible securities.


In addition, the Fund may utilize forward foreign currency exchange contracts.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


Foreign Securities. The Fund's investments in foreign securities, including depositary receipts, involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. In particular, the price of securities could be adversely affected by changes in the exchange rate between the U.S. dollar and a foreign market's local currency.


Foreign securities also have risks related to economic and political developments abroad, including any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in fixed-income and convertible securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns. This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

[GRAPHIC OMITTED]

14.20%  -3.18%  34.89%  19.27%  25.66%  17.82%  -1.07%  5.33%   -9.18%  -19.36%
------  ------  ------  ------  ------  ------  ------  -----   ------  -------
1993     '94     '95     '96     '97     '98     '99     2000     '01     '02

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of March 31, 2003 was -4.39%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.74% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -20.42% (quarter ended September 30, 2002).

Average Annual Total Returns This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)



-----------------------------------------------------------------------------------------------------------------
                                                       PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------
Class A1: Return Before Taxes                            -22.99%        -2.55%           --             -1.75%
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(2)                           -22.09%        -0.58%           --              0.25%
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Index(3)                          -19.68%        -0.39%           --              0.38%
-----------------------------------------------------------------------------------------------------------------
Class B1: Return Before Taxes                            -23.26%        -2.39%          7.23%             --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)              -23.94%        -3.79%          5.97%             --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of
     Fund Shares                                         -13.84%        -1.85%          5.82%             --
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(2)                           -22.09%        -0.58%          9.35%             --
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Index(3)                          -19.68%        -0.39%          8.72%             --
-----------------------------------------------------------------------------------------------------------------
Class C1: Return Before Taxes                            -20.12%        -2.22%           --             -1.49%
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(2)                           -22.09%        -0.58%           --              0.25%
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Index(3)                          -19.68%        -0.39%           --              0.38%
-----------------------------------------------------------------------------------------------------------------
Class D1: Return Before Taxes                            -18.54%        -1.26%           --             -0.53%
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(2)                           -22.09%        -0.58%           --              0.25%
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Index(3)                          -19.68%        -0.39%           --              0.38%
-----------------------------------------------------------------------------------------------------------------



1 Class B commenced operations on March 30, 1981. Classes A, C and D commenced operations on July 28, 1997.

2 The Standard & Poor's (Registered Trademark)  500 Index (S&P 500 (Registered
 Trademark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

3 The Lipper Large-Cap Value Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

4 These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

The above table shows after tax returns for the Fund's Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[GRAPHIC OMITTED]


FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.




                                                     CLASS A      CLASS B      CLASS C     CLASS D
--------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)      5.25%(1)     None         None       None
--------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)            None(2)     5.00%(3)     1.00%(4)    None
--------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
  Management fee                                     0.41%       0.41%        0.41%      0.41%
--------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees              0.23%       1.00%        1.00%      None
--------------------------------------------------------------------------------------------------
  Other expenses                                     0.13%       0.13%        0.13%      0.13%
--------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses               0.77%       1.54%        1.54%      0.54%
--------------------------------------------------------------------------------------------------



[sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended February 28, 2003.

[end sidebar]


1  Reduced for purchases of $25,000 and over.

2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

4  Only applicable if you sell your shares within one year after purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
             --------   ---------   ---------   ----------   --------   ---------   ---------   ---------
 Class A       $600        $758      $  930       $1,429       $600        $758        $930      $1,429
----------     ----        ----      ------       ------       ----        ----        ----      ------
 Class B       $657        $786      $1,039       $1,834       $157        $486        $839      $1,834
----------     ----        ----      ------       ------       ----        ----        ----      ------
 Class C       $257        $486      $  839       $1,834       $157        $486        $839      $1,834
----------     ----        ----      ------       ------       ----        ----        ----      ------
 Class D       $ 55        $173      $  302       $  677       $ 55        $173        $302      $  677
----------     ----        ----      ------       ------       ----        ----        ----      ------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.





[GRAPHIC OMITTED]


ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.



Other Investments. The Fund may invest up to 20% of its assets in convertible debt securities, convertible preferred securities, U.S. government securities, investment grade corporate debt securities and/or money market securities. Up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.


Forward Foreign Currency Exchange Contracts. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Convertible Securities. The Fund may invest a portion of its assets in convertible securities, which are debt or preferred securities that generally pay interest or dividends and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the credit risk for U.S. government securities in which the Fund may invest is minimal, the Fund's investment grade corporate debt holdings may have speculative characteristics.


Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

[GRAPHIC OMITTED]



FUND MANAGEMENT
---------------

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

[sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of March 31, 2003.
[end sidebar]

The Fund's portfolio is managed within the Large Cap Value team. Current members of the team include Richard M. Behler, a Managing Director of the Investment Manager, Steven Epstein and Brian L. Kramp, Executive Directors of the Investment Manager, Matthew S. Levitties and Eric F. Scharpf, Vice Presidents of the Investment Manager, and Douglas W. Kugler and Matthew H. Taylor, Senior Associates of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended February 28, 2003 the Fund accrued total compensation to the Investment Manager amounting to 0.41% of the Fund's average daily net assets.

Shareholder Information


[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.


The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Directors. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




[GRAPHIC OMITTED]


HOW TO BUY SHARES
-----------------
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.


[sidebar]
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.



MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------
                                     MINIMUM INVESTMENT
                                  -----------------------
INVESTMENT OPTIONS                 INITIAL    ADDITIONAL
----------------------------------------------------------
  Regular Accounts                 $ 1,000     $  100
----------------------------------------------------------
  Individual Retirement Account    $ 1,000     $  100
----------------------------------------------------------
  Coverdell Education Savings
  Account                          $   500     $  100
----------------------------------------------------------
  EasyInvest(SM)                   $   100*    $  100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
----------------------------------------------------------


*  Provided your schedule of investments totals $1,000 in twelve months.

[sidebar]
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

 o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

 o Make out a check for the total amount payable to: Morgan Stanley Dividend Growth Securities Inc.

 o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.



Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS            PROCEDURES
------------------ ---------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------

OPTIONS          PROCEDURES
---------------- --------------------------------------------------------------------------------------------------
By Letter        You can also sell your shares by writing a "letter of instruction" that includes:
                   o  your account number;
[GRAPHIC           o  the name of the Fund;
OMITTED]           o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                 --------------------------------------------------------------------------------------------------
                 If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                 --------------------------------------------------------------------------------------------------
                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                 --------------------------------------------------------------------------------------------------
                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-------------------------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan  $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or
[GRAPHIC         annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the
OMITTED]         plan, you must meet the plan requirements.
                 --------------------------------------------------------------------------------------------------
                 Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                 section of this Prospectus.
                 --------------------------------------------------------------------------------------------------
                 To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
-------------------------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.


Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders quarterly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and

o   You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:



                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12b-1 FEE
-------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                  0.25%
-------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years               1.00%
-------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                        1.00%
-------------------------------------------------------------------------------------------------------------
  D       None                                                                                   None
-------------------------------------------------------------------------------------------------------------



CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.


The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


                                                  FRONT-END SALES CHARGE
                                     --------------------------------------------------
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
  Less than $25,000                           5.25%                   5.54%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000               4.75%                   4.99%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000              4.00%                   4.17%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000             3.00%                   3.09%
---------------------------------------------------------------------------------------
  $250,000 but less than $500,000             2.50%                   2.56%
---------------------------------------------------------------------------------------
  $500,000 but less than $1 million           2.00%                   2.04%
---------------------------------------------------------------------------------------
  $1 million and over                         0.00%                   0.00%
---------------------------------------------------------------------------------------

[sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[end sidebar]



The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:


o  A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o  Tax-exempt organizations.

o  Groups organized for a purpose other than to buy mutual fund shares.


Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.



Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.



o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
   (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.


o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.



o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
   (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.



o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.



o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.



CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
-----------------------------------------------------------
  First                                      5.0%
-----------------------------------------------------------
  Second                                     4.0%
-----------------------------------------------------------
  Third                                      3.0%
-----------------------------------------------------------
  Fourth                                     2.0%
-----------------------------------------------------------
  Fifth                                      2.0%
-----------------------------------------------------------
  Sixth                                      1.0%
-----------------------------------------------------------
  Seventh and thereafter                     None
-----------------------------------------------------------

[sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.


o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


o Sales of shares that are attributable to reinvested distributions from, or the proceeds of, certain unit investment trusts sponsored by Morgan Stanley DW.


o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the 12b-1 plan on July 2, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the inception of the 12b-1 plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares sold, since the inception of the 12b-1 plan. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.



If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.



Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.


In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The

CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.


Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.


o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.


o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.



A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.



Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares:
------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED FEBRUARY 28,
                                                  ----------------------------------------------------------------------------
                                                        2003            2002           2001           2000*           1999
------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $46.44          $52.54           $50.11        $60.22         $58.39
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                             0.68            0.71             0.84          0.94           1.05
   Net realized and unrealized gain (loss)              (11.41)          (3.51)            8.35         (7.75)          3.58
                                                     ---------       ---------        ---------     ---------      ---------
 Total income (loss) from investment operations         (10.73)          (2.80)            9.19        ( 6.81)          4.63
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                 (0.72)          (0.70)           (0.92)        (0.99)         (1.02)
   Net realized gain                                     (0.98)          (2.60)           (5.84)        (2.31)         (1.78)
                                                     ---------       ---------        ----------    ---------      ----------
 Total dividends and distributions                       (1.70)          (3.30)           (6.76)        (3.30)         (2.80)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $34.01          $46.44           $52.54        $50.11         $60.22
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (23.66)%         (5.35)%          19.31%       (12.07)%         8.10%
------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.77%           0.73%            0.73%         0.67%          0.64%
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    1.69%           1.46%            1.57%         1.52%          1.76%
------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $104,419        $145,257         $223,106      $214,669       $227,457
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     7%              0%               1%            4%            13%
------------------------------------------------------------------------------------------------------------------------------



*      Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares
---------------------------------------------------------------------------------
                                                  FOR THE YEAR ENDED FEBRUARY 28,
                                                ---------------------------------
                                                        2003            2002
---------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------
 Net asset value, beginning of period                   $46.46          $52.54
---------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                             0.37            0.34
   Net realized and unrealized gain (loss)              (11.41)          (3.50)
                                                     ---------       ---------
 Total income (loss) from investment operations         (11.04)          (3.16)
---------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                 (0.40)          (0.32)
   Net realized gain                                     (0.98)          (2.60)
                                                     ---------       ---------
 Total dividends and distributions                       (1.38)          (2.92)
---------------------------------------------------------------------------------
 Net asset value, end of period                         $34.04          $46.46
---------------------------------------------------------------------------------
 TOTAL RETURN+                                          (24.27)%         (6.06)%
---------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------
 Expenses                                                 1.54%           1.49%
---------------------------------------------------------------------------------
 Net investment income                                    0.92%           0.70%
---------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $6,020,242      $9,865,150
---------------------------------------------------------------------------------
 Portfolio turnover rate                                     7%              0%
---------------------------------------------------------------------------------


Class B Shares
----------------------------------------------------------------------------------------------------
                                                          FOR THE YEAR ENDED FEBRUARY 28,
                                                  --------------------------------------------------
                                                            2001            2000*            1999
----------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $50.10        $60.18             $58.36
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                                0.47          0.64               0.77
   Net realized and unrealized gain (loss)                   8.35         (7.73)              3.58
                                                       ----------    ----------         ----------
 Total income (loss) from investment operations              8.82         (7.09)              4.35
----------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                    (0.54)        (0.68)             (0.75)
   Net realized gain                                        (5.84)        (2.31)             (1.78)
                                                       ----------    ----------         -----------
 Total dividends and distributions                          (6.38)        (2.99)             (2.53)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $52.54        $50.10             $60.18
----------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                              18.48%       (12.49)%             7.59%
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
----------------------------------------------------------------------------------------------------
 Expenses                                                    1.42%         1.15%              1.11%
----------------------------------------------------------------------------------------------------
 Net investment income                                       0.88%         1.04%              1.29%
----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $11,819,378   $12,869,283        $18,060,848
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        1%            4%                13%
----------------------------------------------------------------------------------------------------



*      Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEAR ENDED FEBRUARY 28,
                                                  ------------------------------------------------------------------------------
                                                       2003           2002           2001           2000*           1999
--------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $46.32          $52.44         $49.96          $60.02         $58.28
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                           0.37            0.35           0.50            0.47           0.59
   Net realized and unrealized gain (loss)            (11.38)          (3.49)          8.32           (7.70)          3.56
                                                    --------       ---------      ---------       ---------      ---------
 Total income (loss) from investment operations       (11.01)          (3.14)          8.82           (7.23)          4.15
--------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.41)          (0.38)         (0.50)          (0.52)         (0.63)
   Net realized gain                                   (0.98)          (2.60)         (5.84)          (2.31)         (1.78)
                                                    --------       ---------      ----------      ---------      ----------
 Total dividends and distributions                     (1.39)          (2.98)         (6.34)          (2.83)         (2.41)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $33.92          $46.32         $52.44          $49.96         $60.02
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (24.26)%         (6.05)%        18.54%         (12.73)%         7.26%
--------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.54%           1.48%          1.37%           1.43%          1.43%
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                  0.92%           0.71%          0.93%           0.76%          0.97%
--------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $82,544        $124,976       $139,320        $135,496       $144,425
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   7%              0%             1%              4%            13%
--------------------------------------------------------------------------------------------------------------------------------



*      Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED FEBRUARY 28,
                                                  -----------------------------------------------------------------------------
                                                        2003            2002           2001           2000*           1999
-------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $46.47          $52.59         $50.16          $60.26         $58.43
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                             0.77            0.83           0.97            1.09           1.17
   Net realized and unrealized gain (loss)              (11.41)          (3.53)          8.35           (7.76)          3.59
                                                     ---------       ---------      ---------       ---------      ---------
 Total income (loss) from investment operations         (10.64)          (2.70)          9.32           (6.67)          4.76
-------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                 (0.82)          (0.82)         (1.05)          (1.12)         (1.15)
   Net realized gain                                     (0.98)          (2.60)         (5.84)          (2.31)         (1.78)
                                                     ---------       ---------      ----------      ---------      ----------
 Total dividends and distributions                       (1.80)          (3.42)         (6.89)          (3.43)         (2.93)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $34.03          $46.47         $52.59          $50.16         $60.26
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (23.50)%         (5.10)%        19.60%         (11.85)%         8.33%
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.54%           0.49%          0.48%           0.43%          0.43%
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    1.92%           1.70%          1.82%           1.76%          1.97%
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $376,299        $480,234       $423,519        $405,246       $488,987
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     7%              0%             1%              4%            13%
-------------------------------------------------------------------------------------------------------------------------------



*      Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes



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28

  Morgan Stanley Funds
--------------------------------------------------------------------------------


 O    GLOBAL/INTERNATIONAL FUNDS

      European Growth Fund

      Fund of Funds - International Portfolio

      Global Advantage Fund

      Global Dividend Growth Securities

      International Fund

      International SmallCap Fund

      International Value Equity Fund

      Japan Fund

      Latin American Growth Fund

      Pacific Growth Fund




 O    GROWTH FUNDS


      21st Century Trend Fund

      Aggressive Equity Fund

      All Star Growth Fund

      American Opportunities Fund

      Capital Opportunities Trust

      Developing Growth Securities Trust

      Growth Fund

      KLD Social Index Fund

      Market Leader Trust

      Nasdaq-100 Index Fund

      New Discoveries Fund

      Next Generation Trust

      Small-Mid Special Value Fund

      Special Growth Fund

      Special Value Fund

      Tax-Managed Growth Fund




 O    GROWTH + INCOME FUNDS


      Allocator Fund

      Balanced Growth Fund

      Balanced Income Fund

      Convertible Securities Trust

      Dividend Growth Securities

      Equity Fund

      Fund of Funds - Domestic Portfolio

      Fundamental Value Fund

      Income Builder Fund

      Mid-Cap Value Fund

      S&P 500 Index Fund

      Strategist Fund

      Total Market Index Fund

      Total Return Trust

      Value Fund

      Value-Added Market Series--Equity Portfolio




 O    INCOME FUNDS


      Federal Securities Trust

      Flexible Income Trust

      High Yield Securities

      Limited Duration Fund(NL)

      Limited Duration U.S. Treasury Trust

      Liquid Asset Fund (MM)

      Quality Income Trust

      U.S. Government Money Market Trust (MM)

      U.S. Government Securities Trust




 O    SPECIALTY FUNDS


      Biotechnology Fund

      Financial Services Trust

      Global Utilities Fund

      Health Sciences Trust

      Information Fund

      Natural Resource Development Securities

      Real Estate Fund

      Technology Fund

      Utilities Fund




 O    TAX-FREE INCOME FUNDS


      California Tax-Free Daily Income Trust (MM)

      California Tax-Free Income Fund

      Hawaii Municipal Trust (FSC)

      Limited Term Municipal Trust (NL)

      Multi-State Municipal Series Trust (FSC)

      New York Municipal Money Market Trust (MM)

      New York Tax-Free Income Fund

      Tax-Exempt Securities Trust

      Tax-Free Daily Income Trust (MM)



--------------------------------------------------------------------------------


  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional

Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:


                                (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:


                          www.morganstanley.com/funds


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:                              DIVAX
--------------------------------------------------
  Class B:                              DIVBX
--------------------------------------------------

  Class C:                              DIVCX
--------------------------------------------------
  Class D:                              DIVDX
--------------------------------------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3128)
CLF#37910PRO



                                                   [MORGAN STANLEY LOGO OMITTED]

       Morgan Stanley Dividend
       Growth Securities



       A mutual fund that seeks to provide reasonable current income and long-term growth of income and capital


                                                  Prospectus      April 29, 2003

Morgan Stanley Dividend Growth Securities Inc.
LETTER TO THE SHAREHOLDERS O FEBRUARY 28, 2003






Dear Shareholder:

For the 12 months ended February 28, 2003, the U.S. equity market suffered another year of decline as concerns about the pace of economic recovery, corporate-governance scandals and geopolitical issues took center stage. These factors led to a broad-based weakness in the market, with investor psychology decidedly negative. The underlying market fundamentals appear to be positive, however, as fiscal and monetary policies are stimulative. We believe our portfolio is well positioned to benefit and perform well as the U.S. economy improves and foreign tensions ease. Stocks with reasonable valuations coupled with favorable profitability and growth characteristics and good dividend yields should reward investors as market sentiment becomes more positive.

Performance and Portfolio

For the 12-month period ended February 28, 2003, Morgan Stanley Dividend Growth Securities' Class A, B, C and D shares produced total returns of -23.66 percent, -24.27 percent, -24.26 percent and -23.50 percent, respectively. During the same period, the Standard & Poor's 500 Index (S&P 500) produced a total return of -22.68 percent and the Lipper Large-Cap Value Index produced a total return of -21.68 percent. The performance of the Fund's four share classes varies because each has different expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

Sector selection was a strong positive factor for the year, stock selection a negative one. Sector selection was most favorable in the beverage and personal product areas, where the Fund is overweighted relative to the S&P 500. The Fund's underweighting in the technology sector and overweighting in basic resources benefited its performance. A slight overexposure to the utility sector hurt performance, as did an underweighting in the health-care area. Other sector exposures were neutral factors overall.

Stock selection detracted from the Fund's performance, most notably in technology, energy and health-care stocks. Relatively good performance in the heavy industry, utility and financial services names provided a partial offset.

The Fund's performance for the year was adversely influenced by a relatively small number of holdings in which corporate events precipitated a disproportionate decline in share prices, most notably in Electronic Data Systems and El Paso Corp. Conversely, strong performance was seen in several of the financial services names (Bank America and PNC Financial), heavy industry (Deere) and utilities (FPL Group). As the fiscal year ended, the Fund's positions were being trimmed in the energy sector, while financial services commitments were being increased.

Morgan Stanley Dividend Growth Securities Inc.
LETTER TO THE SHAREHOLDERS O FEBRUARY 28, 2003 continued



Looking Ahead

Economic data released during the first part of February confirmed that the U.S. economy was gaining speed at the start of the year. January retail sales, industrial production and employment reports all came in stronger than most analysts' expectations. In fact, the data suggested that annualized real growth rates in the 3 to 4 percent range were possible during the first part of 2003.

Then the economy appeared to hit an air pocket. The consumer confidence report released on February 25 was far weaker than expected, marking the lowest monthly reading for this series since October 1993. We believe the data were adversely affected by the increasing likelihood of war with Iraq and heightened concerns regarding potential terrorist activities. Although in our opinion the data from the confidence report are not an especially accurate guide to spending, the magnitude of the drop made it nearly certain that the robust retail sales gains evident through January would not continue into February.

Making matters worse in the near term is a spike in energy prices resulting from geopolitical tensions and unusually cold weather in many parts of the country. Although the U.S. economy is less vulnerable to oil price shocks today than it was in the 1970s, higher energy prices are likely to hurt consumer spending and present another obstacle to growth.

While the U.S. economy was able to dodge several double-dip recession scares last year, we believe that the domestic economy is facing yet another set of obstacles. The upward revision to fourth-quarter gross domestic product seemed to suggest that the economy had enough momentum to overcome recent setbacks. Given such resilience, there is a far greater probability that the current set of challenges could prove to be temporary. We believe that energy prices should stabilize or decline as spring approaches. Furthermore, we feel that the situation with Iraq will be resolved, while highly accommodative monetary and fiscal policies remain focused on stimulating aggregate demand.

We continue to regard Morgan Stanley Dividend Growth Securities Inc. as well positioned to benefit and perform well as the U.S. economy improves and investor sentiment becomes more positive. Portfolio transactions continue to reflect our commitment to the dividend growth discipline, which we believe should be a clear beneficiary of any proposal to eliminate dividend taxation as part of an economic stimulus package. In our opinion, the Fund's sector distribution demonstrates a distinct cyclical bias, while its portfolio valuations are reasonable and its overall profitability and growth expectations are favorable. We believe that this is consistent with our disciplined valuation-based portfolio management process that emphasizes dividend-paying securities.

Morgan Stanley Dividend Growth Securities Inc.
LETTER TO THE SHAREHOLDERS O FEBRUARY 28, 2003 continued



We appreciate your ongoing support of Morgan Stanley Dividend Growth Securities Inc. and look forward to continuing to serve your investment needs.


Very truly yours,




/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin

Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President and CEO














Annual Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Dividend Growth Securities Inc.
FUND PERFORMANCE O FEBRUARY 28, 2003



                            GROWTH OF $10,000 CLASS B
                            -------------------------


[GRAPHIC OMITTED]


            Date               Total         S&P 500          Lipper
     ------------------- ---------------- -------------- -----------------
     February 28, 1993         10,000         10,000          10,000
     ------------------- ---------------- -------------- -----------------
     February 28, 1994         10,998         10,834          11,176
     ------------------- ---------------- -------------- -----------------
     February 28, 1995         11,356         11,631          11,731
     ------------------- ---------------- -------------- -----------------
     February 28, 1996         14,764         15,668          15,430
     ------------------- ---------------- -------------- -----------------
     February 28, 1997         17,918         19,765          18,977
     ------------------- ---------------- -------------- -----------------
     February 28, 1998         23,132         26,685          24,575
     ------------------- ---------------- -------------- -----------------
     February 28, 1999         24,888         31,949          27,044
     ------------------- ---------------- -------------- -----------------
     February 28, 2000         21,780         35,696          27,670
     ------------------- ---------------- -------------- -----------------
     February 28, 2001         25,804         32,766          29,511
     ------------------- ---------------- -------------- -----------------
     February 28, 2002         24,241         29,654          27,441
     ------------------- ---------------- -------------- -----------------
     February 28, 2003         18,359(3)      22,930          21,492
     ------------------- ---------------- -------------- -----------------

     -----------------------------------------------------------
                --- Fund   --- S&P 500(4)   ---Lipper(5)
     -----------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


         AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------
                            CLASS A SHARES*
-------------------------------------------------------------------
1 Year                        (23.66)%(1)        (27.67)%(2)
5 Years                        (3.90)%(1)         (4.94)%(2)
Since Inception (7/28/97)      (1.66)%(1)         (2.60)%(2)


                           CLASS C SHARES+
-------------------------------------------------------------------
1 Year                        (24.26)%(1)        (25.00)%(2)
5 Years                        (4.62)%(1)         (4.62)%(2)
Since Inception (7/28/97)      (2.38)%(1)         (2.38)%(2)


                           CLASS B SHARES**
-------------------------------------------------------------------
1 Year                        (24.27)%(1)        (27.93)%(2)
5 Years                        (4.52)%(1)         (4.80)%(2)
10 Years                        6.26 %(1)          6.26 %(2)


                            CLASS D SHARES++
-------------------------------------------------------------------
1 Year                        (23.50)%(1)
5 Years                        (3.68)%(1)
Since Inception (7/28/97)      (1.43)%(1)


------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value assuming a complete redemption on February 28, 2003.
(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Large-Cap Value Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
 *    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
++    Class D has no sales charge.

Morgan Stanley Dividend Growth Securities Inc.
PORTFOLIO OF INVESTMENTS o FEBRUARY 28, 2003


      NUMBER OF
       SHARES                                                       VALUE
----------------------------------------------------------------------------
                                Common Stocks (99.4%)
                              Aerospace & Defense (1.0%)
      1,293,000               Goodrich Corp. .................   $19,873,410
        495,415               Northrop Grumman Corp. .........    42,952,480
                                                                 -----------
                                                                  62,825,890
                                                                 -----------
                              Aluminum (3.4%)
      3,323,700               Alcan Aluminum Ltd.
                              (Canada) .......................    94,459,554
      6,433,000               Alcoa, Inc. ....................   131,876,500
                                                                 -----------
                                                                 226,336,054
                                                                 -----------
                              Apparel/Footwear (1.3%)
      2,433,600               VF Corp. .......................    82,377,360
                                                                 -----------
                              Auto Parts: O.E.M. (2.8%)
      3,179,900               Delphi Corp. ...................    24,580,627
      2,044,200               Johnson Controls, Inc. .........   159,365,832
                                                                 -----------
                                                                 183,946,459
                                                                 -----------
                              Beverages: Non-Alcoholic (2.2%)
      3,553,000               Coca-Cola Co. (The) ............   142,901,660
                                                                 -----------
                              Chemicals: Agricultural (0.1%)
        581,199               Monsanto Co. ...................     9,543,288
                                                                 -----------
                              Chemicals: Major Diversified (3.8%)
      4,453,400               Dow Chemical Co. (The) .........   121,577,820
      3,545,700               Du Pont (E.I.) de Nemours
                                & Co., Inc. ..................   130,020,819
                                                                 -----------
                                                                 251,598,639
                                                                 -----------
                              Computer Processing
                                Hardware (0.7%)
      2,828,400               Hewlett-Packard Co. ............    44,830,140
                                                                 -----------
                              Discount Stores (2.4%)
      5,513,400               Target Corp. ...................   157,958,910
                                                                 -----------
                              Electric Utilities (5.4%)
      3,407,000               Exelon Corp. ...................   167,454,050
      2,031,200               FirstEnergy Corp. ..............    59,920,400
      2,287,600               FPL Group, Inc. ................   128,128,476
                                                                 -----------
                                                                 355,502,926
                                                                 -----------


      NUMBER OF
        SHARES                                                       VALUE
------------------------------------------------------------------------------
                              Electronics/Appliances (1.3%)
      1,720,300               Whirlpool Corp. ................   $84,741,978
                                                                 -----------
                              Finance/Rental/Leasing (3.3%)
      2,822,900               Fannie Mae .....................   180,947,890
      2,703,400               MBNA Corp. .....................    37,442,090
                                                                 -----------
                                                                 218,389,980
                                                                 -----------
                              Financial Conglomerates (2.5%)
      2,200,300               Citigroup, Inc. ................    73,358,002
      4,081,800               J.P. Morgan Chase & Co. ........    92,575,224
                                                                 -----------
                                                                 165,933,226
                                                                 -----------
                              Food Distributors (2.0%)
      2,828,900               Supervalu, Inc. ................    39,378,288
      3,350,400               SYSCO Corp. ....................    90,862,848
                                                                 -----------
                                                                 130,241,136
                                                                 -----------
                              Food: Major Diversified (2.2%)
      3,738,400               PepsiCo, Inc. ..................   143,255,488
                                                                 -----------
                              Forest Products (1.9%)
      2,530,900               Weyerhaeuser Co. ...............   126,165,365
                                                                 -----------
                              Home Improvement Chains (0.9%)
      2,541,500               Home Depot, Inc. (The) .........    59,598,175
                                                                 -----------
                              Household/Personal Care (7.2%)
      3,424,400               Avon Products, Inc. ............   178,068,800
      2,555,200               Kimberly-Clark Corp. ...........   117,104,816
      2,195,800               Procter & Gamble Co. (The)         179,748,188
                                                                 -----------
                                                                 474,921,804
                                                                 -----------
                              Industrial Conglomerates (8.6%)
      1,297,600               3M Co. .........................   162,680,112
      4,964,400               General Electric Co. ...........   119,393,820
      4,073,200               Honeywell International, Inc.       93,235,548
      3,212,300               United Technologies Corp. ......   188,176,534
                                                                 -----------
                                                                 563,486,014
                                                                 -----------
                              Industrial Specialties (1.0%)
      1,487,900               PPG Industries, Inc. ...........    69,038,560
                                                                   -----------


                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
PORTFOLIO OF INVESTMENTS o FEBRUARY 28, 2003 continued



       NUMBER OF
        SHARES                                                        VALUE
------------------------------------------------------------------------------
                           Information Technology
                            Services (2.5%)
        2,141,400          International Business
                            Machines Corp. ...................   $ 166,922,130
                                                                 -------------
                           Integrated Oil (7.5%)
        4,283,200          BP PLC (ADR) (United
                            Kingdom) .........................     163,232,752
        5,499,800          Exxon Mobil Corp. .................     187,103,196
        3,601,800          Royal Dutch Petroleum Co.
                            (NY Registered Shares)
                            (Netherlands) ....................     142,883,406
                                                                 -------------
                                                                   493,219,354
                                                                 -------------
                           Life/Health Insurance (3.8%)
        3,281,500          Jefferson-Pilot Corp. .............     123,712,550
        4,380,500          Lincoln National Corp. ............     124,099,565
                                                                 -------------
                                                                   247,812,115
                                                                 -------------
                           Major Banks (5.2%)
        3,066,400          Bank of America Corp. .............     212,317,536
        4,818,400          KeyCorp ...........................     114,340,632
          344,400          PNC Financial Services
                            Group ............................      15,473,892
                                                                 -------------
                                                                   342,132,060
                                                                 -------------
                           Major Telecommunications (2.6%)
        4,964,400          Verizon Communications
                            Inc. .............................     171,668,952
                                                                 -------------
                           Motor Vehicles (1.8%)
        1,394,400          DaimlerChrysler AG
                            (Germany) ........................      42,626,808
        2,235,100          General Motors Corp. ..............      75,479,327
                                                                 -------------
                                                                   118,106,135
                                                                 -------------
                           Multi-Line Insurance (0.3%)
          386,900          American International
                            Group, Inc. ......................      19,070,301
                                                                 -------------
                           Office Equipment/Supplies (2.1%)
        4,477,700          Pitney Bowes, Inc. ................     138,987,808
                                                                 -------------
                           Oil & Gas Production (0.5%)
          745,200          Kerr-McGee Corp. ..................      30,732,048
                                                                 -------------


        NUMBER OF
         SHARES                                                      VALUE
------------------------------------------------------------------------------
                           Oil Refining/Marketing (0.1%)
          383,500          Marathon Oil Corp. ................   $   8,855,015
           23,500          Sunoco, Inc. ......................         831,665
                                                                 -------------
                                                                     9,686,680
                                                                 -------------
                           Pharmaceuticals: Major (10.1%)
        5,214,400          Bristol-Myers Squibb Co. ..........     121,495,520
        2,484,400          Merck & Co., Inc. .................     131,052,100
        3,407,000          Pharmacia Corp. ...................     140,777,240
        5,548,500          Schering-Plough Corp. .............      99,983,970
        4,963,400          Wyeth .............................     174,959,850
                                                                 -------------
                                                                   668,268,680
                                                                 -------------
                           Property - Casualty Insurers (0.5%)
        1,672,800          Travelers Property Casualty
                            Corp. (Class A) ..................      26,179,320
          237,600          Travelers Property Casualty
                            Corp. (Class B) ..................       3,777,840
                                                                 -------------
                                                                    29,957,160
                                                                 -------------
                           Pulp & Paper (1.7%)
        1,805,400          International Paper Co. ...........      63,243,162
        2,030,700          Meadwestvaco Corp. ................      47,091,933
                                                                 -------------
                                                                   110,335,095
                                                                 -------------
                           Railroads (2.6%)
        4,429,100          Burlington Northern Santa
                            Fe Corp. .........................     110,727,500
        2,270,700          CSX Corp. .........................      60,991,002
                                                                 -------------
                                                                   171,718,502
                                                                 -------------
                           Tobacco (0.7%)
        1,158,600          Altria Group, Inc. ................      44,779,890
                                                                 -------------
                           Trucks/Construction/Farm
                            Machinery (3.4%)
        1,461,400          Caterpillar, Inc. .................      68,685,800
        3,833,500          Deere & Co. .......................     158,630,230
                                                                 -------------
                                                                  227,316,030
                                                                 -------------
                           Total Common Stocks
                           (Cost $3,467,694,417)..............   6,544,305,992
                                                                 -------------


                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
PORTFOLIO OF INVESTMENTS O FEBRUARY 28, 2003 continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                         VALUE
------------------------------------------------------------
              Short-Term Investment (0.4%)
              Repurchase Agreement
$  27,648     Joint repurchase agreement
              account 1.36% due
              03/03/03 (dated
              02/28/03; proceeds
              $27,651,133) (a)
              (Cost $27,648,000) ..........   $   27,648,000

Total Investments
(Cost $3,495,342,417) (b).....    99.8%        6,571,953,992
Other Assets in Excess of
Liabilities ..................     0.2            11,549,736
                                 -----        --------------
Net Assets ...................   100.0%       $6,583,503,728
                                 =====        ==============




-------------------
ADR    American Depository Receipt.
(a)    Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,275,643,755 and the aggregate gross unrealized depreciation is $199,032,180, resulting in net unrealized appreciation of $3,076,611,575.


                 See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
February 28, 2003



Assets:
Investments in securities, at value
 (cost $3,495,342,417)....................................................     $ 6,571,953,992
Receivable for:
  Dividends ..............................................................          23,935,302
  Investments sold .......................................................          17,022,291
  Capital stock sold .....................................................           2,777,144
Prepaid expenses and other assets ........................................             125,319
                                                                               ---------------
  Total Assets ...........................................................       6,615,814,048
                                                                               ---------------
Liabilities:
Payable for:
  Investments purchased ..................................................          16,823,917
  Capital stock redeemed .................................................           8,052,171
  Distribution fee .......................................................           4,792,906
  Investment management fee ..............................................           2,227,278
Accrued expenses and other payables ......................................             414,048
                                                                               ---------------
  Total Liabilities ......................................................          32,310,320
                                                                               ---------------
  Net Assets .............................................................     $ 6,583,503,728
                                                                               ===============
Composition of Net Assets:
Paid-in-capital ..........................................................     $ 3,313,978,150
Net unrealized appreciation ..............................................       3,076,611,575
Accumulated undistributed net investment income ..........................          24,473,032
Accumulated undistributed net realized gain ..............................         168,440,971
                                                                               ---------------
  Net Assets .............................................................     $ 6,583,503,728
                                                                               ===============
Class A Shares:
Net Assets ...............................................................     $   104,418,750
Shares Outstanding (500,000,000 shares authorized, $.01 par value)........           3,070,137
  Net Asset Value Per Share ..............................................              $34.01
                                                                                        ======
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ........................              $35.89
                                                                                        ======
Class B Shares:
Net Assets ...............................................................     $ 6,020,241,883
Shares Outstanding (500,000,000 shares authorized, $.01 par value)........         176,860,245
  Net Asset Value Per Share ..............................................              $34.04
                                                                                        ======
Class C Shares:
Net Assets ...............................................................     $    82,544,417
Shares Outstanding (500,000,000 shares authorized, $.01 par value)........           2,433,559
  Net Asset Value Per Share ..............................................              $33.92
                                                                                        ======
Class D Shares:
Net Assets ...............................................................     $   376,298,678
Shares Outstanding (500,000,000 shares authorized, $.01 par value)........          11,059,292
  Net Asset Value Per Share ..............................................              $34.03
                                                                                        ======

                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended February 28, 2003

Net Investment Income:
Income
Dividends (net of $2,567,712 foreign withholding tax).........    $    207,647,151
Interest .....................................................           1,000,191
                                                                  ----------------
  Total Income ...............................................         208,647,342
                                                                  ----------------
Expenses
Distribution fee (Class A shares) ............................             277,221
Distribution fee (Class B shares) ............................          78,270,587
Distribution fee (Class C shares) ............................           1,031,853
Investment management fee ....................................          34,965,682
Transfer agent fees and expenses .............................           9,614,762
Shareholder reports and notices ..............................             451,914
Custodian fees ...............................................             357,785
Registration fees ............................................             138,825
Professional fees ............................................              59,738
Directors' fees and expenses .................................              50,539
Other ........................................................              44,053
                                                                  ----------------
  Total Expenses .............................................         125,262,959
                                                                  ----------------
  Net Investment Income ......................................          83,384,383
                                                                  ----------------
Net Realized and Unrealized Gain (Loss):
Net realized gain ............................................         168,461,681
Net change in unrealized appreciation ........................      (2,624,203,210)
                                                                  ----------------
  Net Loss ...................................................      (2,455,741,529)
                                                                  ----------------
Net Decrease .................................................    $ (2,372,357,146)
                                                                  ================



                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets


                                                                                    FOR THE YEAR         FOR THE YEAR
                                                                                       ENDED                 ENDED
                                                                                 FEBRUARY 28, 2003     FEBRUARY 28, 2002
                                                                                -------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income .......................................................    $     83,384,383      $     85,746,909
Net realized gain ...........................................................         168,461,681           500,598,963
Net change in unrealized appreciation .......................................      (2,624,203,210)       (1,352,563,468)
                                                                                 ----------------      ----------------
  Net Decrease ..............................................................      (2,372,357,146)         (766,217,596)
                                                                                 ----------------      ----------------
Dividends and Distributions to Shareholders from:
Net investment income
  Class A shares ............................................................          (2,241,425)           (2,783,320)
  Class B shares ............................................................         (77,556,153)          (69,875,706)
  Class C shares ............................................................          (1,055,263)           (1,014,430)
  Class D shares ............................................................          (8,637,871)           (7,472,548)
Net realized gain
  Class A shares ............................................................          (2,997,124)           (9,765,004)
  Class B shares ............................................................        (197,956,757)         (560,593,722)
  Class C shares ............................................................          (2,584,634)           (6,922,405)
  Class D shares ............................................................         (10,202,124)          (23,888,388)
                                                                                 ----------------      ----------------
  Total Dividends and Distributions .........................................        (303,231,351)         (682,315,523)
                                                                                 ----------------      ----------------
Net decrease from capital stock transactions ................................      (1,356,525,019)         (541,171,887)
                                                                                 ----------------      ----------------
  Net Decrease ..............................................................      (4,032,113,516)       (1,989,705,006)
Net Assets:
Beginning of period .........................................................      10,615,617,244        12,605,322,250
                                                                                 ----------------      ----------------
End of Period
(Including accumulated undistributed net investment income of $24,473,032 and
 $30,579,334, respectively)..................................................    $  6,583,503,728      $ 10,615,617,244
                                                                                 ================      ================

                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
NOTES TO FINANCIAL STATEMENTS o FEBRUARY 28, 2003



1. Organization and Accounting Policies

Morgan Stanley Dividend Growth Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors; (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the

Morgan Stanley Dividend Growth Securities Inc.
NOTES TO FINANCIAL STATEMENTS o FEBRUARY 28, 2003 continued



identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; 0.425% to the portion of daily net assets exceeding $3 billion but not exceeding $4 billion; 0.40% to the portion of daily net assets exceeding $4 billion but not exceeding $5 billion; 0.375% to the portion of daily net assets exceeding $5 billion but not exceeding $6 billion; 0.35% to the portion of daily net assets exceeding $6 billion but not exceeding $8 billion; 0.325% to the portion of daily net assets

Morgan Stanley Dividend Growth Securities Inc.
NOTES TO FINANCIAL STATEMENTS o FEBRUARY 28, 2003 continued



exceeding $8 billion but not exceeding $10 billion; 0.30% to the portion of daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.275% to the portion of daily net assets exceeding $15 billion.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $19,666,162 at February 28, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended February 28, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $1,136, $7,218,194 and $23,538, respectively and received $256,156 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Dividend Growth Securities Inc.
NOTES TO FINANCIAL STATEMENTS o FEBRUARY 28, 2003 continued



4. Security Transactions and Transactions with Affiliates

The cost of purchases and the proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2003 aggregated $555,872,614 and $1,986,837,983, respectively. Included in the aforementioned transactions are purchases of $8,986,500 and sales of $2,623,000 for portfolio transactions with other Morgan Stanley funds, including a net realized gain of $1,757,431.

For the year ended February 28, 2003, the Fund incurred brokerage commissions of $256,270 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended February 28, 2003 included in Directors' fees and expenses in the Statement of Operations amounted to $7,374. At February 28, 2003, the Fund had an accrued pension liability of $60,251, which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 2003, the Fund had transfer agent fees and expenses payable of approximately $36,000.

5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

Morgan Stanley Dividend Growth Securities Inc.
NOTES TO FINANCIAL STATEMENTS O FEBRUARY 28, 2003 continued



The tax character of distributions paid was as follows:


                                              FOR THE YEAR         FOR THE YEAR
                                                 ENDED                 ENDED
                                           FEBRUARY 28, 2003     FEBRUARY 28, 2002
                                          -------------------   ------------------
Ordinary income .......................     $   89,490,712         $ 82,596,164
Long-term capital gains ...............        213,740,639          599,719,359
                                            --------------         ------------
Total distributions ...................     $  303,231,351         $682,315,523
                                            ==============         ============

As of February 28, 2003, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income .........     $   24,533,283
Undistributed long-term gains .........        168,440,971
                                            --------------
Net accumulated earnings ..............        192,974,254
Temporary differences .................            (60,251)
Net unrealized appreciation ...........      3,076,611,575
                                            --------------
Total accumulated earnings ............     $3,269,525,578
                                            ==============

As of February 28, 2003, the Fund had temporary book/tax differences attributable to a non-deductible expense.

Morgan Stanley Dividend Growth Securities Inc.
NOTES TO FINANCIAL STATEMENTS O FEBRUARY 28, 2003 continued



6. Capital Stock

Transactions in capital stock were as follows:


                                                                  FOR THE YEAR                        FOR THE YEAR
                                                                     ENDED                                ENDED
                                                               FEBRUARY 28, 2003                    FEBRUARY 28, 2002
                                                      ------------------------------------ -----------------------------------
                                                           SHARES             AMOUNT            SHARES            AMOUNT
                                                      ---------------- ------------------- --------------- -------------------
CLASS A SHARES
Sold ................................................      807,118    $     31,752,569       1,853,136    $     87,205,199
Reinvestment of dividends and distributions .........      106,190           4,371,930         241,094          11,509,496
Redeemed ............................................     (970,871)        (38,277,429)     (3,213,151)       (148,457,471)
                                                          --------    ----------------      ----------    ----------------
Net decrease - Class A ..............................      (57,563)         (2,152,930)     (1,118,921)        (49,742,776)
                                                          --------    ----------------      ----------    ----------------
CLASS B SHARES
Sold ................................................    9,619,119         386,653,422      14,258,875         702,654,795
Reinvestment of dividends and distributions .........    6,030,065         248,999,928      12,074,663         575,026,673
Redeemed ............................................  (51,108,510)     (2,008,751,524)    (38,995,126)     (1,883,819,908)
                                                       -----------    ----------------     -----------    ----------------
Net decrease - Class B ..............................  (35,459,326)     (1,373,098,174)    (12,661,588)       (606,138,440)
                                                       -----------    ----------------     -----------    ----------------
CLASS C SHARES
Sold ................................................      492,590          19,786,226         656,729          32,237,834
Reinvestment of dividends and distributions .........       84,072           3,456,704         160,212           7,598,604
Redeemed ............................................     (841,485)        (33,132,034)       (775,439)        (37,390,096)
                                                       -----------    ----------------     -----------    ----------------
Net increase (decrease) - Class C ...................     (264,823)         (9,889,104)         41,502           2,446,342
                                                       -----------    ----------------     -----------    ----------------
CLASS D SHARES
Sold ................................................    3,402,262         136,185,393       4,712,582         228,576,094
Reinvestment of dividends and distributions .........      433,093          17,658,220         631,010          29,749,007
Redeemed ............................................   (3,110,440)       (125,228,424)     (3,062,922)       (146,062,114)
                                                       -----------    ----------------     -----------    ----------------
Net increase - Class D ..............................      724,915          28,615,189       2,280,670         112,262,987
                                                       -----------    ----------------     -----------    ----------------
Net decrease in Fund ................................  (35,056,797)   $ (1,356,525,019)    (11,458,337)   $   (541,171,887)
                                                       ===========    ================     ===========    ================

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL HIGHLIGHTS



Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                            FOR THE YEAR ENDED FEBRUARY 28,
                                                     -----------------------------------------------------------------------------
                                                           2003            2002           2001           2000*            1999
                                                     --------------- --------------- -------------- --------------- --------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...............      $46.44          $52.54        $50.11          $60.22           $58.39
                                                          ------          ------        ------          ------           ------
Income (loss) from investment operations:
 Net investment income+/+ ..........................        0.68            0.71          0.84            0.94             1.05
 Net realized and unrealized gain (loss) ...........      (11.41)          (3.51)         8.35           (7.75)            3.58
                                                          ------          ------        ------          ------           ------
Total income (loss) from investment operations .....      (10.73)          (2.80)         9.19           (6.81)            4.63
                                                          ------          ------        ------          ------           ------
Less dividends and distributions from:
 Net investment income .............................       (0.72)          (0.70)        (0.92)          (0.99)           (1.02)
 Net realized gain .................................       (0.98)          (2.60)        (5.84)          (2.31)           (1.78)
                                                          ------          ------        ------          ------           ------
Total dividends and distributions ..................       (1.70)          (3.30)        (6.76)          (3.30)           (2.80)
                                                          ------          ------        ------          ------           ------
Net asset value, end of period .....................      $34.01          $46.44        $52.54          $50.11           $60.22
                                                          ======          ======        ======          ======           ======
Total Return+ .....................................       (23.66)%         (5.35)%       19.31%         (12.07)%           8.10%

Ratios to Average Net Assets(1):
Expenses ...........................................        0.77%           0.73%         0.73%           0.67%            0.64%
Net investment income ..............................        1.69%           1.46%         1.57%           1.52%            1.76%

Supplemental Data:
Net assets, end of period, in thousands ............    $104,419        $145,257      $223,106        $214,669         $227,457
Portfolio turnover rate ............................           7%              0%            1%              4%              13%

------------
*      Year ended February 29.
+/+ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL HIGHLIGHTS continued



                                                                FOR THE YEAR ENDED FEBRUARY 28,
                                        --------------------------------------------------------------------------------
                                              2003            2002            2001            2000*            1999
                                        --------------- --------------- --------------- ---------------- ---------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of
period ................................      $46.46          $52.54          $50.10          $60.18          $58.36
                                             ------          ------          ------          ------          ------
Income (loss) from investment
operations:
 Net investment income+/+ .............        0.37            0.34            0.47            0.64            0.77
 Net realized and unrealized gain
  (loss) ..............................      (11.41)          (3.50)           8.35           (7.73)           3.58
                                             ------          ------          ------          ------          ------
Total income (loss) from
investment operations .................      (11.04)          (3.16)           8.82           (7.09)           4.35
                                             ------          ------          ------          ------          ------
Less dividends and distributions
from:
 Net investment income ................       (0.40)          (0.32)          (0.54)          (0.68)          (0.75)
 Net realized gain ....................       (0.98)          (2.60)          (5.84)          (2.31)          (1.78)
                                             ------          ------          ------          ------          ------
Total dividends and distributions .....       (1.38)          (2.92)          (6.38)          (2.99)          (2.53)
                                             ------          ------          ------          ------          ------
Net asset value, end of period ........      $34.04          $46.46          $52.54          $50.10          $60.18
                                             ======          ======          ======          ======          ======
Total Return+ ........................       (24.27)%         (6.06)%         18.48%         (12.49)%          7.59%

Ratios to Average Net Assets(1):
Expenses ..............................        1.54%           1.49%           1.42%           1.15%           1.11%
Net investment income .................        0.92%           0.70%           0.88%           1.04%           1.29%

Supplemental Data:
Net assets, end of period, in
thousands .............................  $6,020,242      $9,865,150     $11,819,378     $12,869,283     $18,060,848
Portfolio turnover rate ...............           7%              0%              1%              4%             13%

------------
*      Year ended February 29.
+/+ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL HIGHLIGHTS continued




                                                                           FOR THE YEAR ENDED FEBRUARY 28,
                                                   ---------------------------------------------------------------------------
                                                         2003            2002            2001           2000*           1999
                                                    -------------    ------------------------------- --------------- ---------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ..............    $46.32          $52.44          $49.96         $60.02           $58.28
                                                       ------          ------          ------         ------           ------
Income (loss) from investment operations:
 Net investment income+/+ .........................      0.37            0.35            0.50           0.47             0.59
 Net realized and unrealized gain (loss) ..........    (11.38)          (3.49)           8.32          (7.70)            3.56
                                                       ------          ------          ------         ------           ------
Total income (loss) from investment operations ....    (11.01)          (3.14)           8.82          (7.23)            4.15
                                                       ------          ------          ------         ------           ------
Less dividends and distributions from:
 Net investment income ............................     (0.41)          (0.38)          (0.50)         (0.52)           (0.63)
 Net realized gain ................................     (0.98)          (2.60)          (5.84)         (2.31)           (1.78)
                                                       ------          ------          ------         ------           ------
Total dividends and distributions .................     (1.39)          (2.98)          (6.34)         (2.83)           (2.41)
                                                       ------          ------          ------         ------           ------
Net asset value, end of period ....................    $33.92          $46.32          $52.44         $49.96           $60.02
                                                       ======                          ======         ======           ======
Total Return+ ....................................     (24.26)%         (6.05)%         18.54%        (12.73)%           7.26%

Ratios to Average Net Assets(1):
Expenses ..........................................      1.54%           1.48%           1.37%          1.43%            1.43%
Net investment income .............................      0.92%           0.71%           0.93%          0.76%            0.97%

Supplemental Data:
Net assets, end of period, in thousands ...........   $82,544        $124,976        $139,320       $135,496         $144,425
Portfolio turnover rate ...........................         7%              0%              1%             4%              13%


------------
*      Year ended February 29.
+/+ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL HIGHLIGHTS continued


                                                                            FOR THE YEAR ENDED FEBRUARY 28,
                                                     -----------------------------------------------------------------------------
                                                           2003            2002           2001           2000*           1999
                                                     --------------- --------------- -------------- --------------- --------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...............      $46.47          $52.59        $50.16         $60.26          $58.43
                                                          ------          ------        ------         ------          ------
Income (loss) from investment operations:
 Net investment income+/+ ..........................        0.77            0.83          0.97           1.09            1.17
 Net realized and unrealized gain (loss) ...........      (11.41)          (3.53)         8.35          (7.76)           3.59
                                                          ------          ------        ------         ------          ------
Total income (loss) from investment operations .....      (10.64)          (2.70)         9.32          (6.67)           4.76
                                                          ------          ------        ------         ------          ------
Less dividends and distributions from:
 Net investment income .............................       (0.82)          (0.82)        (1.05)         (1.12)          (1.15)
 Net realized gain .................................       (0.98)          (2.60)        (5.84)         (2.31)          (1.78)
                                                          ------          ------        ------         ------          ------
Total dividends and distributions ..................       (1.80)          (3.42)        (6.89)         (3.43)          (2.93)
                                                          ------          ------        ------         ------          ------
Net asset value, end of period .....................      $34.03          $46.47        $52.59         $50.16          $60.26
                                                          ======          ======        ======         ======          ======
Total Return+ .....................................       (23.50)%         (5.10)%       19.60%        (11.85)%          8.33%

Ratios to Average Net Assets(1):
Expenses ...........................................        0.54%           0.49%         0.48%          0.43%           0.43%
Net investment income ..............................        1.92%           1.70%         1.82%          1.76%           1.97%

Supplemental Data:
Net assets, end of period, in thousands ............    $376,299        $480,234      $423,519       $405,246        $488,987
Portfolio turnover rate ............................           7%              0%            1%             4%             13%

------------
*      Year ended February 29.
+/+ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Directors of Morgan Stanley Dividend Growth Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dividend Growth Securities Inc. (the "Fund"), including the portfolio of investments, as of February 28, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dividend Growth Securities Inc. as of February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
April 9, 2003


                      2003 Federal Tax Notice (unaudited)

      During the fiscal year ended February 28, 2003, the Fund paid to its shareholders $0.98 per share from long-term capital gains. For such period, 100% of the income dividends paid qualified for the dividends received deduction available to corporations.

Morgan Stanley Dividend Growth Securities Inc.
DIRECTOR AND OFFICER INFORMATION



Independent Directors:


                                                          Term of
                                                        Office and
                                        Position(s)      Length of
       Name, Age and Address of          Held with         Time
         Independent Director            Registrant       Served*
-------------------------------------- ------------- ----------------
Michael Bozic (62)                     Director      Since
c/o Mayer, Brown, Rowe & Maw                         April 1994
Counsel to the Independent Directors
1675 Broadway
New York, NY

Edwin J. Garn (70)                     Director      Since
c/o Summit Ventures LLC                              January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (68)                   Director      Since
c/o Mayer, Brown, Rowe & Maw                         September 1997
Counsel to the Independent Directors
1675 Broadway
New York, NY


                                                                                           Number of
                                                                                         Portfolios in
                                                                                             Fund
                                                                                            Complex
                                                                                           Overseen
       Name, Age and Address of                                                               by
         Independent Director             Principal Occupation(s) During Past 5 Years     Director**
-------------------------------------- ------------------------------------------------ --------------
Michael Bozic (62)                     Retired; Director or Trustee of the Morgan       123
c/o Mayer, Brown, Rowe & Maw           Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Directors   formerly Vice Chairman of Kmart Corporation
1675 Broadway                          (December 1998-October 2000), Chairman and
New York, NY                           Chief Executive Officer of Levitz Furniture
                                       Corporation (November 1995-November 1998)
                                       and President and Chief Executive Officer of
                                       Hills Department Stores (May 1991-July 1995);
                                       formerly variously Chairman, Chief Executive
                                       Officer, President and Chief Operating Officer
                                       (1987-1991) of the Sears Merchandise Group
                                       of Sears, Roebuck & Co.

Edwin J. Garn (70)                     Director or Trustee of the Morgan Stanley        123
c/o Summit Ventures LLC                Funds and TCW/DW Term Trust 2003; formerly
1 Utah Center                          United States Senator (R-Utah) (1974-1992)
201 S. Main Street                     and Chairman, Senate Banking Committee
Salt Lake City, UT                     (1980-1986); formerly Mayor of Salt Lake City,
                                       Utah (1971-1974); formerly Astronaut, Space
                                       Shuttle Discovery (April 12-19, 1985); Vice
                                       Chairman, Huntsman Corporation (chemical
                                       company); member of the Utah Regional
                                       Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                   Retired; Director or Trustee of the Morgan       123
c/o Mayer, Brown, Rowe & Maw           Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Directors   formerly associated with the Allstate
1675 Broadway                          Companies (1966-1994), most recently as
New York, NY                           Chairman of The Allstate Corporation
                                       (March 1993-December 1994) and Chairman
                                       and Chief Executive Officer of its wholly-owned
                                       subsidiary, Allstate Insurance Company
                                       (July 1989-December 1994).


       Name, Age and Address of
         Independent Director                Other Directorships Held by Director
-------------------------------------- ------------------------------------------------
Michael Bozic (62)                     Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Directors
1675 Broadway
New York, NY

Edwin J. Garn (70)                     Director of Franklin Covey (time management
c/o Summit Ventures LLC                systems), BMW Bank of North America, Inc.
1 Utah Center                          (industrial loan corporation), United Space
201 S. Main Street                     Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                     and the Boeing Company) and Nuskin Asia
                                       Pacific (multilevel marketing); member of the
                                       board of various civic and charitable
                                       organizations.

Wayne E. Hedien (68)                   Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw           mortgage insurance); Trustee and Vice
Counsel to the Independent Directors   Chairman of The Field Museum of Natural
1675 Broadway                          History; director of various other business and
New York, NY                           charitable organizations.

Morgan Stanley Dividend Growth Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued


                                                         Term of
                                                       Office and
                                         Position(s)    Length of
        Name, Age and Address of          Held with       Time
          Independent Director            Registrant     Served*
--------------------------------------- ------------- ------------
Dr. Manuel H. Johnson (53)              Director      Since
c/o Johnson Smick International, Inc.                 July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (66)                  Director      Since
c/o Triumph Capital, L.P.                             July 1991
237 Park Avenue
New York, NY


                                                                                             Number of
                                                                                           Portfolios in
                                                                                               Fund
                                                                                              Complex
                                                                                             Overseen
        Name, Age and Address of                                                                by
          Independent Director             Principal Occupation(s) During Past 5 Years      Director**
--------------------------------------- ------------------------------------------------- --------------
Dr. Manuel H. Johnson (53)              Chairman of the Audit Committee and Director      123
c/o Johnson Smick International, Inc.   or Trustee of the Morgan Stanley Funds and
1133 Connecticut Avenue, N.W.           TCW/DW Term Trust 2003; Senior Partner,
Washington, D.C.                        Johnson Smick International, Inc., a consulting
                                        firm; Co-Chairman and a founder of the Group
                                        of Seven Council (G7C), an international
                                        economic commission; formerly Vice Chairman
                                        of the Board of Governors of the Federal
                                        Reserve System and Assistant Secretary of the
                                        U.S. Treasury.

Michael E. Nugent (66)                  Chairman of the Insurance Committee and           200
c/o Triumph Capital, L.P.               Director or Trustee of the Morgan Stanley
237 Park Avenue                         Funds and TCW/DW Term Trust 2003; director/
New York, NY                            trustee of various investment companies
                                        managed by Morgan Stanley Investment
                                        Management Inc. and Morgan Stanley
                                        Investments LP (since July 2001); General
                                        Partner, Triumph Capital, L.P., a private
                                        investment partnership; formerly Vice
                                        President, Bankers Trust Company and BT
                                        Capital Corporation (1984-1988).


        Name, Age and Address of
          Independent Director               Other Directorships Held by Director
--------------------------------------- ----------------------------------------------
Dr. Manuel H. Johnson (53)              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.   Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.           Accounting Foundation (oversight organization
Washington, D.C.                        of the Financial Accounting Standards Board).

Michael E. Nugent (66)                  Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

Morgan Stanley Dividend Growth Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued



Interested Directors:


                                                          Term of
                                                        Office and
                                     Position(s)         Length of
   Name, Age and Address of           Held with            Time
      Interested Director             Registrant          Served*
------------------------------ ----------------------- ------------
Charles A. Fiumefreddo (69)    Chairman of the Board   Since
c/o Morgan Stanley Trust       and Director            July 1991
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          Director                Since
c/o Morgan Stanley Trust                               June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Director                Since
1585 Broadway                                          April 1994
New York, NY



                                                                                      Number of
                                                                                    Portfolios in
                                                                                         Fund
                                                                                       Complex
   Name, Age and Address of                                                            Overseen
      Interested Director          Principal Occupation(s) During Past 5 Years      by Director**
------------------------------ --------------------------------------------------- ---------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of the             123
c/o Morgan Stanley Trust       Morgan Stanley Funds and TCW/DW Term Trust
Harborside Financial Center,   2003; formerly Chairman, Chief Executive
Plaza Two,                     Officer and Director of the Investment Manager,
Jersey City, NJ                the Distributor and Morgan Stanley Services,
                               Executive Vice President and Director of
                               Morgan Stanley DW, Chairman and Director of
                               the Transfer Agent, and Director and/or officer
                               of various Morgan Stanley subsidiaries (until
                               June 1998) and Chief Executive Officer of the
                               Morgan Stanley Funds and the TCW/DW Term
                               Trusts (until September 2002).

James F. Higgins (54)          Director or Trustee of the Morgan Stanley           123
c/o Morgan Stanley Trust       Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,   June 2000); Senior Advisor of Morgan Stanley
Plaza Two,                     (since August 2000); Director of the Distributor
Jersey City, NJ                and Dean Witter Realty Inc.; Director of AXA
                               Financial, Inc. and The Equitable Life Assurance
                               Society of the United States (financial services);
                               previously President and Chief Operating
                               Officer of the Private Client Group of Morgan
                               Stanley (May 1999-August 2000), President
                               and Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan Stanley           123
1585 Broadway                  Funds and TCW/DW Term Trust 2003;
New York, NY                   Chairman of the Board of Directors and Chief
                               Executive Officer of Morgan Stanley and
                               Morgan Stanley DW; Director of the Distributor;
                               Chairman of the Board of Directors and Chief
                               Executive Officer of Novus Credit Services Inc.;
                               Director and/or officer of various Morgan
                               Stanley subsidiaries.



   Name, Age and Address of
      Interested Director          Other Directorships Held by Director
------------------------------ --------------------------------------------
Charles A. Fiumefreddo (69)    None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Director of American Airlines, Inc. and its
1585 Broadway                  parent company, AMR Corporation.
New York, NY

------------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Dividend Growth Securities Inc.
DIRECTOR AND OFFICER INFORMATION continued



Officers:


                                                        Term of
                                                       Office and
                                   Position(s)         Length of
   Name, Age and Address of         Held with             Time
       Executive Officer            Registrant          Served*
------------------------------ ------------------- -----------------
Mitchell M. Merin (49)         President and       President since
1221 Avenue of the Americas    Chief Executive     May 1999 and
New York, NY                   Officer             Chief Executive
                                                   Officer since
                                                   September 2002

Barry Fink (48)                Vice President,     Since
1221 Avenue of the Americas    Secretary and       February 1997
New York, NY                   General Counsel

Joseph J. McAlinden (60)       Vice President      Since
1221 Avenue of the Americas                        July 1995
New York, NY

Ronald E. Robison (64)         Vice President      Since
1221 Avenue of the Americas                        October 1998
New York, NY

Thomas F. Caloia (56)          Treasurer           Since
c/o Morgan Stanley Trust                           April 1989
Harborside Financial Center,
Plaza Two
Jersey City, NJ

Francis Smith (37)             Vice President      Since
c/o Morgan Stanley Trust       and Chief           September 2002
Harborside Financial Center,   Financial Officer
Plaza Two,
Jersey City, NJ







   Name, Age and Address of
       Executive Officer         Principal Occupation(s) During Past 5 Years
----------------------------     --------------------------------------------------
Mitchell M. Merin (49)           President and Chief Operating Officer of Morgan Stanley Investment Management
1221 Avenue of the Americas      (since December 1998); President, Director (since April 1997) and Chief Executive
New York, NY                     Officer (since June 1998) of the Investment Manager and Morgan Stanley Services;
                                 Chairman, Chief Executive Officer and Director of the Distributor (since June
                                 1998); Chairman (since June 1998) and Director (since January 1998) of the
                                 Transfer Agent; Director of various Morgan Stanley subsidiaries; President (since
                                 May 1999) and Chief Executive Officer (since September 2002) of the Morgan Stanley
                                 Funds and TCW/DW Term Trust 2003; Trustee (since December 1999) and President and
                                 Chief Executive Officer (since October 2002) of the Van Kampen Open-End Funds and
                                 President and Chief Executive Officer (since December 2002) of the Van Kampen
                                 Closed-End Funds; previously Chief Strategic Officer of the Investment Manager and
                                 Morgan Stanley Services and Executive Vice President of the Distributor (April
                                 1997-June 1998), Vice President of the Morgan Stanley Funds (May 1997-April 1999),
                                 and Executive Vice President of Morgan Stanley.

Barry Fink (48)                  General Counsel (since May 2000) and Managing Director (since December 2000) of
1221 Avenue of the Americas      Morgan Stanley Investment Management; Managing Director (since December 2000), and
New York, NY                     Director (since July 1998) of the Investment Manager and Morgan Stanley Services;
                                 Assistant Secretary of Morgan Stanley DW; Vice President, Secretary and General
                                 Counsel of the Morgan Stanley Funds and TCW/DW Term Trust 2003 (since February
                                 1997); Vice President and Secretary of the Distributor; previously, Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley
                                 Services (February 1997 - December 2001).

Joseph J. McAlinden (60)         Managing Director and Chief Investment Officer of the Investment Manager, Morgan
1221 Avenue of the Americas      Stanley Investment Management Inc. and Morgan Stanley Investments LP; Director of
New York, NY                     the Transfer Agent; Chief Investment Officer of the Van Kampen Funds.

Ronald E. Robison (64)           Managing Director, Chief Administrative Officer and Director (since February 1999)
1221 Avenue of the Americas      of the Investment Manager and Morgan Stanley Services and Chief Executive Officer
New York, NY                     and Director of the Transfer Agent; previously Managing Director of the TCW Group
                                 Inc.

Thomas F. Caloia (56)            Executive Director (since December 2002) and Assistant Treasurer of the Investment
c/o Morgan Stanley Trust         Manager, the Distributor and Morgan Stanley Services; previously First Vice
Harborside Financial Center,     President of the Investment Manager, the Distributor and Morgan Stanley Services;
Plaza Two                        Treasurer of the Morgan Stanley Funds.
Jersey City, NJ

Francis Smith (37)               Vice President and Chief Financial Officer of the Morgan Stanley Funds and TCW/DW
c/o Morgan Stanley Trust         Term Trust 2003 (since September 2002); Executive Director of the Investment
Harborside Financial Center,     Manager and Morgan Stanley Services (since December 2001); previously Vice
Plaza Two,                       President of the Investment Manager and Morgan Stanley Services (August
Jersey City, NJ                  2000-November 2001), Senior Manager at PricewaterhouseCoopers LLP (January
                                 1998-August 2000) and Associate-Fund Administration at BlackRock Financial
                                 Management (July 1996-December 1997).

------------
 * Each Officer serves an indefinite term, until his or her successor is elected.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell


OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer


TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020




This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

[MORGAN STANLEY LOGO OMITTED]
37910RPT-10499D03-AD-4/03










[MORGAN STANLEY LOGO OMITTED]














[GRAPHIC OMITTED]






MORGAN STANLEY
DIVIDEND GROWTH
SECURITIES







Annual Report

February 28, 2003

                                                           [MORGAN STANLEY LOGO]

Morgan Stanley Equity Fund


A mutual fund that seeks total return                        [EQUITY FUND GRAPHIC]


                                                  Prospectus      July 30, 2003

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

The Fund                             INVESTMENT OBJECTIVE........................................    1

                                     PRINCIPAL INVESTMENT STRATEGIES.............................    1

                                     PRINCIPAL RISKS.............................................    1

                                     PAST PERFORMANCE............................................    3

                                     FEES AND EXPENSES...........................................    4

                                     ADDITIONAL INVESTMENT STRATEGY INFORMATION..................    5

                                     ADDITIONAL RISK INFORMATION.................................    6

                                     FUND MANAGEMENT.............................................    7

Shareholder Information              PRICING FUND SHARES.........................................    8

                                     HOW TO BUY SHARES...........................................    8

                                     HOW TO EXCHANGE SHARES......................................    9

                                     HOW TO SELL SHARES..........................................   12

                                     DISTRIBUTIONS...............................................   13

                                     TAX CONSEQUENCES............................................   14

                                     SHARE CLASS ARRANGEMENTS....................................   15

Financial Highlights                 ............................................................   22

Morgan Stanley Funds                 ................................................INSIDE BACK COVER

                                     THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                                     PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund

           INVESTMENT OBJECTIVE
[TARGET ICON]

Morgan Stanley Equity Fund seeks total return.

           PRINCIPAL INVESTMENT STRATEGIES
[CHESS ICON]

                            The Fund will normally invest at least 80% of its assets in common stocks and other equity securities. The Fund's "Sub-Advisor," Morgan Stanley Investments LP, invests the Fund's assets by pursuing an investing strategy that combines both value and growth styles.

                            The Fund's stock and other equity securities investments may include foreign securities (held either directly or in the form of depositary receipts). However, the Fund may only invest up to 25% of its net assets in foreign securities that are not listed in the U.S. on a national securities exchange.

-------------------------
TOTAL RETURN
An investment objective
having the goal of
selecting securities
with the potential to
rise in price and pay
out income.

-------------------------

The Sub-Advisor's investment process is designed to identify growing companies whose stock in the Sub-Advisor's opinion is attractively valued and has low but rising expectations, and to diversify holdings across market sectors. Individual securities are selected based on, among other things, quantitative screens and fundamental research by in-house industry analysts.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 20% of the Fund's assets may be invested in convertible and fixed-income securities. In addition, the Fund may utilize forward foreign currency exchange contracts.

In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading strategies while not using others.

           PRINCIPAL RISKS
[SCALE ICON]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Small and Medium-Sized Companies. The Fund may invest in small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Foreign Securities. The Fund's investments in foreign securities may involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Fund also will depend on whether or not the Sub-Advisor is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with convertible and fixed-income securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

           PAST PERFORMANCE
[CALENDAR ICON]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

-------------------------
                                      ANNUAL TOTAL RETURNS -- CALENDAR YEARS
ANNUAL TOTAL RETURNS                                                                      The bar chart reflects
This chart shows how the                                                                  the performance of Class
performance of the Fund's Class                                                           B shares; the performance
B shares has varied from year                                                             of the other Classes will
to year over the past four                                                                differ because the
calendar years.                                                                           Classes have different
-------------------------                                                                 ongoing fees. The
                                                                                          performance information
                                                                                          in the bar chart does not
                                                                                          reflect the deduction of
                                                                                          sales charges; if these
                                                                                          amounts were reflected,
                                                                                          returns would be less
                                                                                          than shown. Year-to-date
                                                                                          total return as of June
                                                                                          30, 2003 was 10.61%.

                            [BAR CHART]

1999                                                                             26.78
2000                                                                            -10.46
'01                                                                             -18.06
'02                                                                             -27.52

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.40% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -18.55% (quarter ended September 30, 2002).

                                     AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
                                     -----------------------------------------------------------------------------
                                                                                                    LIFE OF FUND
                                                    (FUND SPECIFIC)                 PAST 1 YEAR   (SINCE 07/29/98)
                                     -----------------------------------------------------------------------------
                                      Class A -- Return Before Taxes                 -30.82%        -8.24%
                                     -----------------------------------------------------------------------------
                                      Class B -- Return Before Taxes                 -31.15%        -8.17%
                                     -----------------------------------------------------------------------------
                                      Class B -- Return After Taxes on
                                        Distributions(1)                             -31.15%        -9.03%
                                     -----------------------------------------------------------------------------
                                      Class B -- Return After Taxes on
                                                 Distributions and Sales of Fund
                                                 Shares                              -19.12%        -6.33%
                                     -----------------------------------------------------------------------------
                                      Class C -- Return Before Taxes                 -28.27%        -7.75%
                                     -----------------------------------------------------------------------------
                                      Class D -- Return Before Taxes                 -26.94%        -6.91%
                                     -----------------------------------------------------------------------------
                                      The Standard and Poor's 500 Index(2)           -22.09%        -4.11%
                                     -----------------------------------------------------------------------------
                                      Lipper Large-Cap Core Fund Index(3)            -21.23%        -4.37%
                                     -----------------------------------------------------------------------------

                            (1) These returns do not reflect any tax
                                consequences from a sale of shares at the end of each period but they do reflect any applicable sales charges on such a sale.

                            (2) The Standard & Poor's 500 Index (S&P 500(R)) is
                                a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity, and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

                            (3) Lipper Large-Cap Core Fund Index is an equally
                                weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

-------------------------
AVERAGE ANNUAL TOTAL
RETURNS
This table compares the
Fund's average annual
total returns with those
of a broad measure of
market performance over
time. The Fund's returns
include the maximum
applicable sales charge
for each Class and
assume you sold your
shares at the end of
each period (unless
otherwise noted).

-------------------------

The above table shows after tax returns for the Fund's Class B Shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[CASH ICON]FEES AND EXPENSES

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                                                              CLASS A   CLASS B   CLASS C   CLASS D
                                     ------------------------------------------------------------------------------
                                      SHAREHOLDER FEES
                                     ------------------------------------------------------------------------------
                                      Maximum sales charge (load) imposed on
                                      purchases (as a percentage of offering
                                      price)                                   5.25%(1)   None      None      None
                                     ------------------------------------------------------------------------------
                                      Maximum deferred sales charge (load)
                                      (as a percentage based on the lesser
                                      of the offering price or net asset
                                      value at redemption)                      None(2) 5.00%(3)  1.00%(4)    None
                                     ------------------------------------------------------------------------------
                                      ANNUAL FUND OPERATING EXPENSES
                                     ------------------------------------------------------------------------------
                                      Management fee                           0.85%     0.85%     0.85%     0.85%
                                     ------------------------------------------------------------------------------
                                      Distribution and service (12b-1) fees    0.25%     1.00%     1.00%      None
                                     ------------------------------------------------------------------------------
                                      Other expenses                           0.44%     0.44%     0.44%     0.44%
                                     ------------------------------------------------------------------------------
                                      Total annual Fund operating expenses     1.54%     2.29%     2.29%     1.29%
                                     ------------------------------------------------------------------------------

                            (1) Reduced for purchases of $25,000 and over.

                            (2) Investments that are not subject to any sales
                                charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

                            (3) The CDSC is scaled down to 1.00% during the
                                sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

                            (4) Only applicable if you sell your shares within
                                one year after purchase.

-------------------------
SHAREHOLDER FEES
These fees are paid
directly from your
investment.

-------------------------

-------------------------

ANNUAL FUND OPERATING
EXPENSES
These expenses are
deducted from the Fund's
assets and are based on
expenses paid for the
fiscal year ended May
31, 2003.

-------------------------

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

            IF YOU SOLD YOUR SHARES:                     IF YOU HELD YOUR SHARES:
------------------------------------------------   -------------------------------------
           1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------   -------------------------------------
 Class A   $ 673    $  986    $1,320     $2,263    $ 673     $ 986    $1,320     $2,263
                                                    ------------------------------------
------------------------------------------------
 Class B   $ 732    $1,015    $1,425     $2,626    $ 232     $ 715    $1,225     $2,626
                                                    ------------------------------------
------------------------------------------------
 Class C   $ 332    $  715    $1,225     $2,626    $ 232     $ 715    $1,225     $2,626
                                                    ------------------------------------
------------------------------------------------
 Class D   $ 131    $  409    $  708     $1,556    $ 131     $ 409    $  708     $1,556
                                                    ------------------------------------
------------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

           ADDITIONAL INVESTMENT STRATEGY INFORMATION
[CHESS ICON]

This section provides additional information relating to the Fund's principal investment strategies.

Convertible and Fixed-Income Securities. The Fund may invest up to 20% of its assets in (i) convertible securities, (ii) investment grade fixed-income securities of domestic and foreign companies and governments and international organizations, and (iii) U.S. government securities.

Forward Foreign Currency Exchange Contracts. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. the Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

           ADDITIONAL RISK INFORMATION
[SCALE ICON]

This section provides additional information relating to the principal risks of investing in the Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Certain investment grade fixed-income securities have speculative characteristics. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Convertible Securities. The Fund may also invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The convertible securities in which the Fund may invest may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

           FUND MANAGEMENT
[PEOPLE ICON]

                            The Fund has retained the Investment
                            Manager -- Morgan Stanley Investment Advisors
                            Inc. -- to provide administrative services and manage its business affairs. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investments LP -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Sub-Advisor manages assets of approximately $385 billion as of June 30, 2003 for investment companies, employee benefit plans, endowments, foundations and other institutional investors. The Sub-Advisor is an indirect subsidiary of Morgan Stanley. The Sub-Advisor's address is One Tower Bridge, West Conshohocken, Pennsylvania.

-------------------------
MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager
is widely recognized as
a leader in the mutual
fund industry and
together with Morgan
Stanley Services Company
Inc., its wholly-owned
subsidiary, had
approximately $115
billion in assets under
management as of June
30, 2003.

-------------------------

The Fund's assets are managed within the Large Cap Value team. Current members of the team include Richard M. Behler, Managing Director of the Sub-Advisor, Steven Epstein and Brian Kramp, Executive Directors of the Sub-Advisor, Matthew Levitties and Eric Scharpf, Vice Presidents of the Sub-Advisor and Douglas Kugler and Matthew Taylor, Senior Associates of the Sub-Advisor.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended May 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.85% of the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor compensation equal to 40% of its compensation for services and facilities furnished to the Fund.

Shareholder Information

           PRICING FUND SHARES
[DOLLAR ICON]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

           HOW TO BUY SHARES
[HANDS ICON]

                            You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

                            Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares:
                            Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


-------------------------
CONTACTING A
FINANCIAL ADVISOR
If you are new to the
Morgan Stanley Funds and
would like to contact a
Morgan Stanley Financial
Advisor, call toll-free
1-866-MORGAN8 for the
telephone number of the
Morgan Stanley office
nearest you. You may
also access our office
locator on
our Internet site at:
www.morganstanley.com/funds
-------------------------

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the
 8
third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

                                     MINIMUM INVESTMENT AMOUNTS
                                     --------------------------------------------------------------------------------------
                                                                                                     MINIMUM INVESTMENT
                                                                                                 --------------------------
                                     INVESTMENT OPTIONS                                          INITIAL         ADDITIONAL
                                     --------------------------------------------------------------------------------------
                                      Regular Accounts                                           $1,000             $100
                                     --------------------------------------------------------------------------------------
                                      Individual Retirement
                                      Accounts                                                   $1,000             $100
                                     --------------------------------------------------------------------------------------
                                      Coverdell Education Savings Account                        $  500             $100
                                     --------------------------------------------------------------------------------------
                                      EasyInvest(SM)                                             $  100*            $100*
                                      (Automatically from your
                                      checking or savings account
                                      or Money Market Fund)
                                     --------------------------------------------------------------------------------------

                            * Provided your schedule of investments totals $1,000 in twelve months.

-------------------------
EASYINVEST (SM)
A purchase plan that
allows you to transfer
money automatically from
your checking or savings
account or from a Money
Market Fund on a
semi-monthly, monthly or
quarterly basis. Contact
your Morgan Stanley
Financial Advisor for
further information about
this service.

-------------------------

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

Investment Options For Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley Equity Fund.

- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

           HOW TO EXCHANGE SHARES
[ARROWS ICON]

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, or the

Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

           HOW TO SELL SHARES
[HANDS ICON]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS              PROCEDURES
---------------------------------------------------------------------------------

 CONTACT YOUR        To sell your shares, simply call your Morgan Stanley
 FINANCIAL ADVISOR   Financial Advisor or other authorized financial
 [PHONE ICON]        representative.
                     ------------------------------------------------------------
                     Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
---------------------------------------------------------------------------------
 BY LETTER            You can also sell your shares by writing a "letter of
 [LETTER ICON]        instruction" that includes:
                      - your account number;
                      - the name of the Fund;
                      - the dollar amount or the number of shares you wish to
                      sell;
                      - the Class of shares you wish to sell; and
                      - the signature of each owner as it appears on the account.
                     ------------------------------------------------------------
                      If you are requesting payment to anyone other than the
                      registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                      pre-designated bank account, you will need a signature
                      guarantee. You can obtain a signature guarantee from an
                      eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a
                      signature guarantee. Additional documentation may be
                      required for shares held by a corporation, partnership,
                      trustee or executor.
                     ------------------------------------------------------------
                      Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                      Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                     ------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                      instructions.
---------------------------------------------------------------------------------
 SYSTEMATIC           If your investment in all of the Morgan Stanley Funds has a
 WITHDRAWAL PLAN      total market value of at least $10,000, you may elect to
 [ARROWS ICON]        withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                      add a fund to the plan, you must meet the plan
                      requirements.
                     ------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A
                      CDSC may be waived under certain circumstances. See the
                      Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                     ------------------------------------------------------------
                      To sign up for the systematic withdrawal plan, contact your
                      Morgan Stanley Financial Advisor or call (800) 869-NEWS.
                      You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of
                      shares, not Fund "distributions," and ultimately may
                      exhaust your account balance. The Fund may terminate or
                      revise the plan at any time.
---------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

           DISTRIBUTIONS
[CHECK BOX ICON]

                            The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                            The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

-------------------------
TARGETED DIVIDENDS(SM)
You may select to have
your Fund distributions
automatically invested
in other Classes of Fund
shares or Classes of
another Morgan Stanley
Fund that you own.
Contact your Morgan
Stanley Financial
Advisor for further
information about this
service.
-------------------------

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[1040 ICON]TAX CONSEQUENCES

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

[ABCD ICON]SHARE CLASS ARRANGEMENTS

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                           MAXIMUM
CLASS    SALES CHARGE                                                  ANNUAL 12b-1 FEE
---------------------------------------------------------------------------------------
 A       Maximum 5.25% initial sales charge reduced for purchase of
         $25,000 or more; shares sold without an initial sales charge
         are generally subject to a 1.0% CDSC during the first year.     0.25%
---------------------------------------------------------------------------------------
 B       Maximum 5.0% CDSC during the first year decreasing to 0%
         after six years.                                                1.00%
---------------------------------------------------------------------------------------
 C       1.0% CDSC during first year                                     1.00%
---------------------------------------------------------------------------------------
 D       None                                                             None
---------------------------------------------------------------------------------------

 CLASS A SHARES   Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                                                   FRONT-END SALES CHARGE
                                                                       ----------------------------------------------
                                     AMOUNT OF                             PERCENTAGE OF       APPROXIMATE PERCENTAGE
                                     SINGLE TRANSACTION                PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
                                     --------------------------------------------------------------------------------
                                      Less than $25,000                    5.25%                   5.54%
                                     --------------------------------------------------------------------------------
                                      $25,000 but less than $50,000        4.75%                   4.99%
                                     --------------------------------------------------------------------------------
                                      $50,000 but less than $100,000       4.00%                   4.17%
                                     --------------------------------------------------------------------------------
                                      $100,000 but less than $250,000      3.00%                   3.09%
                                     --------------------------------------------------------------------------------
                                      $250,000 but less than $500,000      2.50%                   2.56%
                                     --------------------------------------------------------------------------------
                                      $500,000 but less than $1
                                      million                              2.00%                   2.04%
                                     --------------------------------------------------------------------------------
                                      $1 million and over                  0.00%                   0.00%
                                     --------------------------------------------------------------------------------

-------------------------
FRONT-END SALES CHARGE
OR FSC
An initial sales charge
you pay when purchasing
Class A shares that is
based on a percentage of
the offering price. The
percentage declines
based upon the dollar
value of Class A shares
you purchase. We offer
three ways to reduce
your Class A sales
charges -- the Combined
Purchase Privilege,
Right of Accumulation
and Letter of Intent.

-------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of
 16

Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
  (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- Insurance company separate accounts that have been approved by the Fund's distributor.

- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and
(2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

 CLASS B SHARES   Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                                                                             CDSC AS A PERCENTAGE
                                     YEAR SINCE PURCHASE PAYMENT MADE                         OF AMOUNT REDEEMED
                                     ----------------------------------------------------------------------------
                                      First                                                      5.0%
                                     ----------------------------------------------------------------------------
                                      Second                                                     4.0%
                                     ----------------------------------------------------------------------------
                                      Third                                                      3.0%
                                     ----------------------------------------------------------------------------
                                      Fourth                                                     2.0%
                                     ----------------------------------------------------------------------------
                                      Fifth                                                      2.0%
                                     ----------------------------------------------------------------------------
                                      Sixth                                                      1.0%
                                     ----------------------------------------------------------------------------
                                      Seventh and thereafter                                     None
                                     ----------------------------------------------------------------------------

-------------------------
CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you
sell shares of certain
Morgan Stanley Funds
purchased without an
initial sales charge.
This fee declines the
longer you hold your
shares as set forth in
the table.

-------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.
 18

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or
  (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

- Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

 CLASS C SHARES   Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

 CLASS D SHARES   Class D shares are offered without any sales charge on
purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the

Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those
 Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

 NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS   If you receive a cash
payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

 PLAN OF DISTRIBUTION (RULE 12b-1 FEES)   The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                                                       FOR THE PERIOD
                                                        FOR THE YEAR ENDED MAY 31,                   JULY 29, 1998*
                                         ---------------------------------------------------------      THROUGH
                                             2003           2002           2001           2000        MAY 31, 1999
-------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period        $7.81          $9.74         $12.88         $11.76          $10.00
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment
   operations:
    Net investment income (loss)++            0.03          (0.01)         (0.01)         (0.03)           0.01
    Net realized and unrealized gain
      (loss)                                 (1.03)         (1.88)         (1.64)          1.22            1.75
                                            ------        -------        -------        -------          ------
 Total income (loss) from investment
   operations                                (1.00)         (1.89)         (1.65)          1.19            1.76
-------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized
   gain                                     --              (0.04)         (1.49)         (0.07)         --
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $6.81          $7.81          $9.74         $12.88          $11.76
-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                              (12.80)%       (19.46)%       (13.59)%        10.12 %         17.60%(1)
-------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(3):
-------------------------------------------------------------------------------------------------------------------
 Expenses                                     1.54 %         1.35 %         1.27 %         1.29 %          1.38%(2)
-------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                 0.41 %        (0.07)%        (0.08)%        (0.25)%          0.07%(2)
-------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
   thousands                                $4,176         $6,608        $10,481        $12,483          $7,933
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                        56 %           96 %          162 %          184 %            80%(1)
-------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

-------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                                                                       FOR THE PERIOD
                                                        FOR THE YEAR ENDED MAY 31,                   JULY 29, 1998*
                                         ---------------------------------------------------------      THROUGH
                                             2003           2002           2001           2000        MAY 31, 1999
-------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $7.57          $9.51         $12.71         $11.69          $10.00
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment
   operations:
    Net investment loss++                     (0.02)         (0.07)         (0.10)         (0.12)          (0.07)
    Net realized and unrealized gain
      (loss)                                  (1.00)         (1.83)         (1.61)          1.21            1.76
                                           --------       --------       --------       --------       ---------
 Total income (loss) from investment
   operations                                 (1.02)         (1.90)         (1.71)          1.09            1.69
-------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized
   gain                                      --              (0.04)         (1.49)         (0.07)        --
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $6.55          $7.57          $9.51         $12.71          $11.69
-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                               (13.47)%       (20.03)%       (14.28)%         9.32 %         16.90 %(1)
-------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(3):
-------------------------------------------------------------------------------------------------------------------
 Expenses                                      2.29 %         2.10 %         2.04 %         2.04 %          2.13 %(2)
-------------------------------------------------------------------------------------------------------------------
 Net investment loss                          (0.34)%        (0.82)%        (0.85)%        (1.00)%         (0.68)%(2)
-------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
   thousands                               $107,680       $184,612       $303,227       $374,215        $273,345
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         56 %           96 %          162 %          184 %            80 %(1)
-------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

-------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                                                       FOR THE PERIOD
                                                        FOR THE YEAR ENDED MAY 31,                   JULY 29, 1998*
                                         ---------------------------------------------------------      THROUGH
                                             2003           2002           2001           2000        MAY 31, 1999
-------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period        $7.60          $9.54         $12.73         $11.70          $10.00
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment
   operations:
    Net investment loss++                    (0.02)         (0.06)         (0.09)         (0.12)          (0.04)
    Net realized and unrealized gain
      (loss)                                 (1.01)         (1.84)         (1.61)          1.22            1.74
                                          --------       --------       --------      ---------      ----------
 Total income (loss) from investment
   operations                                (1.03)         (1.90)         (1.70)          1.10            1.70
-------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized
   gain                                     --              (0.04)         (1.49)         (0.07)         --
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $6.57          $7.60          $9.54         $12.73          $11.70
-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                              (13.55)%       (19.97)%       (14.17)%         9.31 %         17.10 %(1)
-------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(3):
-------------------------------------------------------------------------------------------------------------------
 Expenses                                     2.29 %         2.01 %         1.96 %         2.04 %          1.91 %(2)
-------------------------------------------------------------------------------------------------------------------
 Net investment loss                         (0.34)%        (0.73)%        (0.77)%        (1.00)%         (0.46)%(2)
-------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
   thousands                                $7,872        $13,156        $19,604        $24,711         $15,744
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                        56 %           96 %          162 %          184 %            80 %(1)
-------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

-------------------------------------------------------------------------------------------------------------------
CLASS D SHARES                                                                                       FOR THE PERIOD
                                                        FOR THE YEAR ENDED MAY 31,                   JULY 29, 1998*
                                         ---------------------------------------------------------      THROUGH
                                             2003           2002           2001           2000        MAY 31, 1999
-------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $7.89          $9.82         $12.95         $11.79          $10.00
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment
   operations:
    Net investment income (loss)++             0.04           0.01           0.02          (0.01)           0.03
    Net realized and unrealized gain
      (loss)                                  (1.03)         (1.90)         (1.66)          1.24            1.76
                                           --------       --------       --------       --------        --------
 Total income (loss) from investment
   operations                                 (0.99)         (1.89)         (1.64)          1.23            1.79
-------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized
   gain                                      --              (0.04)         (1.49)         (0.07)        --
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $6.90          $7.89          $9.82         $12.95          $11.79
-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                               (12.55)%       (19.30)%       (13.43)%        10.43%          17.90%(1)
-------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(3):
-------------------------------------------------------------------------------------------------------------------
 Expenses                                      1.29 %         1.10 %         1.04 %         1.04%           1.13%(2)
-------------------------------------------------------------------------------------------------------------------
 Net investment income                         0.66 %         0.18 %         0.15 %         0.00%           0.32%(2)
-------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
   thousands                                 $6,486         $8,230         $8,888         $5,339             $69
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         56 %           96 %          162 %          184%             80%(1)
-------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes

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 26

Notes

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                                                                              27

Notes

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 28

MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------

- GLOBAL/INTERNATIONAL FUNDS                 - GROWTH + INCOME FUNDS                 - SPECIALTY FUNDS
   European Growth Fund                                                                 Biotechnology Fund
   Fund of Funds - International Portfolio      Allocator Fund                          Financial Services Trust
   Global Advantage Fund                        Balanced Growth Fund                    Global Utilities Fund
   Global Dividend Growth Securities            Balanced Income Fund                    Health Sciences Trust
   International Fund                           Convertible Securities Trust            Information Fund
   International SmallCap Fund                  Dividend Growth Securities              Natural Resource Development Securities
   International Value Equity Fund              Equity Fund                             Real Estate Fund
   Japan Fund                                   Fund of Funds - Domestic Portfolio      Technology Fund
   Latin American Growth Fund                   Fundamental Value Fund                  Utilities Fund
   Pacific Growth Fund                          Income Builder Fund                  - TAX-FREE INCOME FUNDS
- GROWTH FUNDS                                  Mid-Cap Value Fund
                                                                                        California Tax-Free Daily Income Trust (MM)
                                                S&P 500 Index Fund
   21st Century Trend Fund                                                              California Tax-Free Income Fund
                                                Strategist Fund
   Aggressive Equity Fund                                                               Hawaii Municipal Trust (FSC)
                                                Total Market Index Fund
   All Star Growth Fund                                                                 Limited Term Municipal Trust (NL)
                                                Total Return Trust
   American Opportunities Fund                                                          Multi-State Municipal Series Trust (FSC)
                                                Value Fund
   Capital Opportunities Trust                                                          New York Municipal Money Market Trust (MM)
                                                Value-Added Market Series -
   Developing Growth Securities Trust             Equity Portfolio                      New York Tax-Free Income Fund
   Growth Fund                               - INCOME FUNDS                             Tax-Exempt Securities Trust
   KLD Social Index Fund                                                                Tax-Free Daily Income Trust (MM)
                                                Federal Securities Trust
   Market Leader Trust
                                                Flexible Income Trust
   Nasdaq-100 Index Fund
                                                High Yield Securities
   New Discoveries Fund
                                                Limited Duration Fund(NL)
   Next Generation Trust
                                                Limited Duration U.S. Treasury
   Small-Mid Special Value Fund                 Trust
   Special Growth Fund                          Liquid Asset Fund (MM)
   Special Value Fund                           Quality Income Trust
   Tax-Managed Growth Fund                      U.S. Government Money Market
                                                Trust (MM)
                                                U.S. Government Securities Trust

--------------------------------------------------------------------------------
 There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

 Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
 NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

      Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                   (800) 869-NEWS

      You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                             www.morganstanley.com/funds

      Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
      (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

       TICKER SYMBOLS:

         Class A:       EQFAX          Class C:       EQFCX
         ---------------------         --------------------
         Class B:       EQFBX          Class D:       EQFDX
         ---------------------         --------------------

      (THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8739)

      CLF #36035

                                                           [MORGAN STANLEY LOGO]

   Morgan Stanley
   Equity Fund

                                [EQUITY FUND GRAPHIC]

   A mutual fund that seeks
   total return


                       Prospectus      July 30, 2003

Morgan Stanley Equity Fund
LETTER TO THE SHAREHOLDERS - MAY 31, 2003

Dear Shareholder:

The 12-month period ended May 31, 2003, began with growing fears of a double-dip recession. Gross domestic product (GDP) had slowed sharply from its unsustainable first quarter rate of 5.8 percent. By June 2002, legitimate questions had arisen concerning the path of corporate earnings, the vitality of capital spending, and the sustainability of consumer confidence. Raw materials price strength, low interest rates and pro-growth monetary and fiscal policymakers buoyed an outlook for modest economic growth. The double-dip recession did not occur as feared and the economy grew modestly throughout the period under review and continues to show signs of improvement.

During the period under review, the stock market disengaged from the economic recovery and, by October 2002, had fallen to a cyclical low. Disappointing corporate earnings and wide-scale downward earnings forecasts propelled the market's decline. Buying optimism appeared to be sapped by recurrent concerns about corporate accounting, bankruptcy filings, corporate-governance scandals and persistent fear of a potential economic retrenchment resulting from a possible war with Iraq. Following the October 9 low, however, the stock market rallied. Following a temporary, war-related pause, the stock market ended this reporting period recovering strongly from the October bottom. By May 31, 2003, the Standard & Poor's 500 Index (S&P 500) had rebounded nearly 26 percent from its October low.

Performance and Portfolio Strategy

For the 12-month period ended May 31, 2003, Morgan Stanley Equity Fund's Class A, B, C and D shares returned -12.80 percent, -13.47 percent, -13.55 percent and -12.55 percent, respectively. During the same period, the S&P 500 posted a return of -8.06 percent, while the Lipper Large-Cap Core Funds Index returned -8.74 percent. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

According to Morgan Stanley Investments LP, the Fund's sub-advisor, the Fund underperformed the S&P 500 due largely to poor results in the first half of the period, caused primarily by its holdings in the technology and energy sectors.

The Fund began the period with an overweighting in both value-oriented cyclical stocks and growth cyclicals. The sub-advisor believes that this positioning was consistent with the underlying economic recovery and the steady improvement in the absolute and relative forward earnings

Morgan Stanley Equity Fund
LETTER TO THE SHAREHOLDERS - MAY 31, 2003 continued

estimates of these types of stocks. The sub-advisor trimmed relatively higher-beta (riskier) positions in oil-well equipment and service, and offshore drilling companies and technology (sharply reducing or eliminating semicapital equipment manufacturers and semiconductor positions.) The sub-advisor also reduced the Fund's exposure to publishing and broadcasting and replaced trading-sensitive electric power exposure with distribution-dependent utilities. The sub-advisor added to the Fund's strategic emphasis on banks and consumer credit. Within the remaining energy exposure, the Fund added what it believed to be less-volatile international oil stocks. The sub-advisor also boosted select defensive growth positions by adding to existing positions.

We appreciate your ongoing support of Morgan Stanley Equity Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Equity Fund
MISCELLANEOUS INFORMATION - MAY 31, 2003 continued

ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 am to 8:00 pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling (800) 869-NEWS. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Morgan Stanley Equity Fund
FUND PERFORMANCE - MAY 31, 2003

      GROWTH OF $10,000
      ($ in Thousands)

[LINE GRAPH]

                                   CLASS A           CLASS B           CLASS C           CLASS D           S&P 500
                                   -------           -------           -------           -------           -------
July 29, 1998                      9475.00          10000.00          10000.00          10000.00          10000.00
August 31, 1998                    7788.00           8220.00           8220.00           8230.00           8518.00
November 30, 1998                  9267.00           9750.00           9750.00           9780.00          10395.00
February 28, 1999                  9987.00          10500.00          10500.00          10560.00          11098.00
May 31, 1999                      11143.00          11690.00          11710.00          11790.00          11706.00
August 31, 1999                   10839.00          11350.00          11370.00          11470.00          11910.00
November 30, 1999                 11522.00          12030.00          12070.00          12200.00          12567.00
February 29, 2000                 12099.00          12619.00          12639.00          12819.00          12399.00
May 31, 2000                      12270.00          12780.00          12800.00          13020.00          12932.00
August 31, 2000                   13185.00          13705.00          13725.00          13996.00          13852.00
November 30, 2000                 11299.00          11724.00          11744.00          12005.00          12035.00
February 28, 2001                 10701.00          11070.00          11101.00          11363.00          11382.00
May 31, 2001                      10603.00          10955.00          10986.00          11271.00          11566.00
August 31, 2001                    9460.00           9757.00           9789.00          10066.00          10474.00
November 30, 2001                  9362.00           9630.00           9662.00           9963.00          10565.00
February 28, 2002                  8868.00           9107.00           9128.00           9442.00          10301.00
May 31, 2002                       8540.00           8760.00           8792.00           9096.00           9966.00
August 31, 2002                    7162.00           7325.00           7358.00           7632.00           8591.00
November 30, 2002                  7217.00           7371.00           7404.00           7701.00           8822.00
February 28, 2003                  6506.00           6631.00           6652.00           6940.00           7965.00
May 31, 2003                       7446.00           7449.00           7601.00           7995.00           9163.00


                                   LIPPER
                                   ------

July 29, 1998                     10000.00
August 31, 1998                    8480.00
November 30, 1998                 10138.00
February 28, 1999                 10844.00
May 31, 1999                      11275.00
August 31, 1999                   11437.00
November 30, 1999                 12098.00
February 29, 2000                 12377.00
May 31, 2000                      12683.00
August 31, 2000                   13835.00
November 30, 2000                 11808.00
February 28, 2001                 11147.00
May 31, 2001                      11321.00
August 31, 2001                   10221.00
November 30, 2001                 10301.00
February 28, 2002                 10082.00
May 31, 2002                       9808.00
August 31, 2002                    8522.00
November 30, 2002                  8662.00
February 28, 2003                  7885.00
May 31, 2003                       8951.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

            AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED MAY 31, 2003
--------------------------------------------------------------------------------

                    CLASS A SHARES*
-------------------------------------------------------
1 Year                          (12.80)%(1)  (17.38)%(2)
Since Inception (7/29/98)        (4.86)%(1)   (5.91)%(2)

                   CLASS B SHARES**
-------------------------------------------------------

1 Year                          (13.47)%(1)  (17.80)%(2)
Since Inception (7/29/98)        (5.57)%(1)   (5.91)%(2)

                    CLASS C SHARES+
-------------------------------------------------------

1 Year                          (13.55)%(1)  (14.42)%(2)
Since Inception (7/29/98)        (5.51)%(1)   (5.51)%(2)

                   CLASS D SHARES++
-------------------------------------------------------

1 Year                          (12.55)%(1)
Since Inception (7/29/98)        (4.62)%(1)

---------------------


(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on May 31,
     2003.
(4) The Standard and Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(5) The Lipper Large-Cap Core Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
 *   The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
++   Class D has no sales charge.

Morgan Stanley Equity Fund
PORTFOLIO OF INVESTMENTS - MAY 31, 2003

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Common Stocks (97.2%)
              Aerospace & Defense
              (1.2%)
   23,300     Boeing Co. ..............  $    714,611
    8,900     Northrop Grumman
               Corp. ..................       782,755
                                         ------------
                                            1,497,366
                                         ------------
              Auto Parts: O.E.M. (1.7%)
  101,800     Delphi Corp. ............       897,876
   15,200     Johnson Controls,
               Inc. ...................     1,265,400
                                         ------------
                                            2,163,276
                                         ------------
              Beverages: Non-Alcoholic
              (2.4%)
   65,100     Coca Cola Co. (The)......     2,966,607
                                         ------------
              Building Products (0.7%)
   34,000     Masco Corp. .............       836,400
                                         ------------
              Chemicals: Major
              Diversified (1.0%)
   51,300     Engelhard Corp. .........     1,290,195
                                         ------------
              Chemicals: Specialty
              (1.4%)
   40,900     Air Products & Chemicals,
               Inc. ...................     1,782,831
                                         ------------
              Computer Communications
              (0.7%)
   53,700     Cisco Systems, Inc.*.....       874,236
                                         ------------
              Computer Processing
              Hardware (2.7%)
   17,100     Dell Computer Corp.*.....       535,059
  131,600     Hewlett-Packard Co. .....     2,566,200
   64,900     Sun Microsystems,
               Inc.*...................       281,017
                                         ------------
                                            3,382,276
                                         ------------
              Contract Drilling (0.3%)
   14,400     GlobalSantaFe Corp. .....       358,272
                                         ------------
              Discount Stores (5.0%)
   72,900     Target Corp. ............     2,670,327
   70,100     Wal-Mart Stores, Inc. ...     3,687,961
                                         ------------
                                            6,358,288
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Drugstore Chains (0.4%)
   18,000     CVS Corp. ...............  $    469,800
                                         ------------
              Electric Utilities (1.7%)
   37,800     Exelon Corp. ............     2,165,940
                                         ------------
              Electrical Products
              (0.9%)
   29,700     Cooper Industries, Ltd.
               (Class A)...............     1,184,733
                                         ------------
              Finance/Rental/ Leasing
              (4.7%)
   10,200     Fannie Mae...............       754,800
   43,200     Freddie Mac..............     2,583,792
  130,900     MBNA Corp. ..............     2,624,545
                                         ------------
                                            5,963,137
                                         ------------
              Financial Conglomerates
              (2.9%)
   70,300     Citigroup, Inc. .........     2,883,706
   25,600     Principal Financial
               Group, Inc. ............       813,056
                                         ------------
                                            3,696,762
                                         ------------
              Food Retail (0.5%)
   39,200     Kroger Co. (The)*........       629,160
                                         ------------
              Food: Major Diversified
              (1.3%)
   28,000     Unilever N.V.
               (Netherlands)...........     1,638,000
                                         ------------
              Home Improvement Chains
              (2.5%)
   95,900     Home Depot, Inc. (The)...     3,115,791
                                         ------------
              Household/Personal Care
              (2.7%)
   33,200     Avon Products, Inc. .....     2,023,208
   15,200     Procter & Gamble Co. ....     1,395,664
                                         ------------
                                            3,418,872
                                         ------------
              Industrial Conglomerates
              (9.1%)
  160,300     General Electric Co. ....     4,600,610
   72,100     Honeywell International,
               Inc. ...................     1,889,020

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
PORTFOLIO OF INVESTMENTS - MAY 31, 2003 continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
  177,600     Tyco International Ltd.
               (Bermuda)...............  $  3,143,520
   27,300     United Technologies
               Corp. ..................     1,863,225
                                         ------------
                                           11,496,375
                                         ------------
              Information Technology
              Services (2.5%)
   57,700     Accenture Ltd. (Class A)
               (Bermuda)*..............     1,010,904
   24,000     International Business
               Machines Corp. .........     2,112,960
                                         ------------
                                            3,123,864
                                         ------------
              Integrated Oil (2.1%)
   39,200     Exxon Mobil Corp. .......     1,426,880
   28,000     Royal Dutch Petroleum Co.
               (Netherlands)...........     1,275,400
                                         ------------
                                            2,702,280
                                         ------------
              Internet Software/
              Services (1.0%)
   68,700     Check Point Software
               Technologies Ltd.
               (Israel)*...............     1,291,560
                                         ------------
              Investment Banks/ Brokers
              (2.5%)
    9,600     Goldman Sachs Group, Inc.
               (The)...................       782,400
    7,700     Lehman Brothers Holdings,
               Inc. ...................       551,551
   40,800     Merrill Lynch & Co.,
               Inc. ...................     1,766,640
                                         ------------
                                            3,100,591
                                         ------------
              Investment Managers
              (1.4%)
   64,700     Mellon Financial
               Corp. ..................     1,757,899
                                         ------------
              Major Banks (8.4%)
   58,100     Bank of America Corp. ...     4,311,020
   64,600     Comerica, Inc. ..........     2,989,042
   57,100     PNC Financial Services
               Group...................     2,812,175
   11,000     Wachovia Corp............       441,980
                                         ------------
                                           10,554,217
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Major Telecommunications
              (2.4%)
   34,800     SBC Communications,
               Inc. ...................  $    886,008
   56,600     Verizon Communications
               Inc. ...................     2,142,310
                                         ------------
                                            3,028,318
                                         ------------
              Media Conglomerates
              (2.5%)
   35,400     AOL Time Warner Inc.*....       538,788
   31,700     Disney (Walt) Co.
               (The)...................       622,905
   43,300     Viacom, Inc. (Class
               B)*.....................     1,971,016
                                         ------------
                                            3,132,709
                                         ------------
              Motor Vehicles (0.2%)
    7,000     General Motors Corp. ....       247,310
                                         ------------
              Multi-Line Insurance
              (1.2%)
   16,900     American International
               Group, Inc. ............       978,172
   11,300     Hartford Financial
               Services Group, Inc.
               (The)...................       527,032
                                         ------------
                                            1,505,204
                                         ------------
              Oil Refining/Marketing
              (2.2%)
   38,100     Total S.A. (ADR)
               (France)................     2,802,255
                                         ------------
              Packaged Software (5.1%)
   39,400     BMC Software, Inc.*......       668,224
  194,700     Microsoft Corp. .........     4,791,567
   74,300     Oracle Corp.*............       966,643
                                         ------------
                                            6,426,434
                                         ------------
              Pharmaceuticals: Major
              (10.6%)
   89,500     Bristol-Myers Squibb
               Co. ....................     2,291,200
   56,300     Merck & Co., Inc. .......     3,129,154
  114,700     Pfizer, Inc. ............     3,557,994
   71,500     Schering-Plough Corp. ...     1,319,175
   69,900     Wyeth....................     3,065,115
                                         ------------
                                           13,362,638
                                         ------------
              Property - Casualty
              Insurers (0.9%)
   67,700     Travelers Property
               Casualty Corp. (Class
               A)......................     1,105,541

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
PORTFOLIO OF INVESTMENTS - MAY 31, 2003 continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
    2,900     Travelers Property
               Casualty Corp. (Class
               B)......................  $     46,893
                                         ------------
                                            1,152,434
                                         ------------
              Pulp & Paper (0.9%)
   32,300     International Paper
               Co. ....................     1,184,441
                                         ------------
              Regional Banks (2.5%)
  133,300     U.S. Bancorp.............     3,159,210
                                         ------------
              Semiconductors (1.2%)
   19,200     Analog Devices, Inc.*....       740,160
   17,200     Intel Corp. .............       358,448
   11,900     Maxim Integrated
               Products, Inc. .........       466,599
                                         ------------
                                            1,565,207
                                         ------------
              Telecommunications
              Equipment (2.1%)
   91,700     Motorola, Inc. ..........       781,284
   83,700     Nokia Corp. (ADR)
               (Finland)...............     1,509,948
   11,500     QUALCOMM Inc. ...........       386,170
                                         ------------
                                            2,677,402
                                         ------------
              Tobacco (2.3%)
   68,900     Altria Group, Inc. ......     2,845,570
                                         ------------
              Trucks/Construction/Farm
              Machinery (1.4%)
   33,600     Caterpillar, Inc. .......     1,752,240
                                         ------------
              Total Common Stocks
              (Cost $127,721,942)......   122,660,100
                                         ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                   VALUE
------------------------------------------------------
              Short-Term Investment (2.8%)
              Repurchase Agreement
  $ 3,552     Joint repurchase
               agreement account 1.325%
               due 06/02/03 (dated
               05/30/03; proceeds
               $3,552,392) (a)
               (Cost $3,552,000).......  $  3,552,000
                                         ------------

Total Investments
(Cost $131,273,942) (b).....   100.0%     126,212,100
Other Assets in Excess of
Liabilities.................     0.0            2,333
                               -----     ------------
Net Assets..................   100.0%    $126,214,433
                               =====     ============

---------------------------------------------------

    ADR  American Depository Receipt.
    *    Non-income producing security.
    (a) Collateralized by federal agency and U.S. Treasury obligations.
    (b) The aggregate cost for federal income tax purposes is $134,166,386. The aggregate gross unrealized appreciation is $7,767,330 and the aggregate gross unrealized depreciation is $15,721,616, resulting in net unrealized depreciation of $7,954,286.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
May 31, 2003

Assets:
Investments in securities, at value
 (cost $131,273,942)........................................   $126,212,100
Receivable for:
    Dividends...............................................        254,629
    Shares of beneficial interest sold......................         68,110
    Foreign withholding taxes reclaimed.....................          5,138
Prepaid expenses and other assets...........................         76,010
                                                              -------------
    Total Assets............................................    126,615,987
                                                              -------------
Liabilities:
Payable for:
    Shares of beneficial interest redeemed..................        135,890
    Distribution fee........................................         97,113
    Investment management fee...............................         89,262
Accrued expenses and other payables.........................         79,289
                                                              -------------
    Total Liabilities.......................................        401,554
                                                              -------------
    Net Assets..............................................   $126,214,433
                                                              =============
Composition of Net Assets:
Paid-in-capital.............................................   $255,852,250
Net unrealized depreciation.................................     (5,061,842)
Accumulated net realized loss...............................   (124,575,975)
                                                              -------------
    Net Assets..............................................   $126,214,433
                                                              =============
Class A Shares:
Net Assets..................................................     $4,176,277
Shares Outstanding (unlimited authorized, $.01 par value)...        613,281
    Net Asset Value Per Share...............................          $6.81
                                                                      =====
    Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net asset value)........          $7.19
                                                                      =====
Class B Shares:
Net Assets..................................................   $107,680,291
Shares Outstanding (unlimited authorized, $.01 par value)...     16,447,779
    Net Asset Value Per Share...............................          $6.55
                                                                      =====
Class C Shares:
Net Assets..................................................     $7,871,633
Shares Outstanding (unlimited authorized, $.01 par value)...      1,197,719
    Net Asset Value Per Share...............................          $6.57
                                                                      =====
Class D Shares:
Net Assets..................................................     $6,486,232
Shares Outstanding (unlimited authorized, $.01 par value)...        940,143
    Net Asset Value Per Share...............................          $6.90
                                                                      =====

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended May 31, 2003

Net Investment Loss:
Income
Dividends (net of $36,356 foreign withholding tax)..........  $  2,739,652
Interest....................................................        11,210
                                                              ------------
    Total Income............................................     2,750,862
                                                              ------------
Expenses
Distribution fee (Class A shares)...........................        11,127
Distribution fee (Class B shares)...........................     1,218,001
Distribution fee (Class C shares)...........................        89,250
Investment management fee...................................     1,198,948
Transfer agent fees and expenses............................       345,199
Professional fees...........................................        63,677
Custodian fees..............................................        63,359
Shareholder reports and notices.............................        62,008
Registration fees...........................................        59,715
Trustees' fees and expenses.................................        13,657
Other.......................................................         9,479
                                                              ------------
    Total Expenses..........................................     3,134,420
                                                              ------------
    Net Investment Loss.....................................      (383,558)
                                                              ------------
Net Realized and Unrealized Loss:
Net realized loss...........................................   (30,520,188)
Net change in unrealized depreciation.......................    (1,109,467)
                                                              ------------
    Net Loss................................................   (31,629,655)
                                                              ------------
Net Decrease................................................  $(32,013,213)
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                              FOR THE YEAR   FOR THE YEAR
                                                                 ENDED           ENDED
                                                              MAY 31, 2003   MAY 31, 2002
                                                              ------------   -------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss.........................................  $   (383,558)  $  (2,058,450)
Net realized loss...........................................   (30,520,188)    (36,807,159)
Net change in unrealized depreciation.......................    (1,109,467)    (24,229,573)
                                                              ------------   -------------
    Net Decrease............................................   (32,013,213)    (63,095,182)
                                                              ------------   -------------
Distributions to Shareholders from Net Realized Gain:
Class A shares..............................................       --              (36,175)
Class B shares..............................................       --           (1,047,547)
Class C shares..............................................       --              (70,366)
Class D shares..............................................       --              (31,602)
                                                              ------------   -------------
    Total Distributions.....................................       --           (1,185,690)
                                                              ------------   -------------

Net decrease from transactions in shares of beneficial
  interest..................................................   (54,378,727)    (65,311,885)
                                                              ------------   -------------
    Net Decrease............................................   (86,391,940)   (129,592,757)
Net Assets:
Beginning of period.........................................   212,606,373     342,199,130
                                                              ------------   -------------
End of Period...............................................  $126,214,433   $ 212,606,373
                                                              ============   =============

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003

1. Organization and Accounting Policies

Morgan Stanley Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities. The Fund was organized as a Massachusetts business trust on April 6, 1998 and commenced operations on July 29, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") or Morgan Stanley Investments, LP (the "Sub-Advisor"), an affiliate of the Investment Manager, determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

the net assets of the Fund determined as of the close of each business day:
0.85% to the portion of daily net assets not exceeding $500 million; 0.825% to the portion of daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.80% to the portion of daily net assets in excess of $1.0 billion.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $13,266,252 at May 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

year ended May 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended May 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $48, $418,696 and $945, respectively and received $6,186 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2003 aggregated $79,555,024 and $136,137,049, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, Distributor and Sub-Advisor, is the Fund's transfer agent. At May 31, 2003 the Fund had transfer agent fees and expenses payable of approximately $1,400.

5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                     FOR THE YEAR            FOR THE YEAR
                                        ENDED                   ENDED
                                     MAY 31, 2003            MAY 31, 2002
                                     ------------            ------------
Long-term capital gains............       --                  $1,185,690

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

As of May 31, 2003, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings....................................       --
Capital loss carryforward*..................................  $(115,916,937)
Post-October losses.........................................     (5,766,594)
Net unrealized depreciation.................................     (7,954,286)
                                                              -------------
Total accumulated losses....................................  $(129,637,817)
                                                              =============

* As of May 31, 2003, the Fund had a net capital loss carryforward of $115,916,937 of which $72,628,713 will expire on May 31, 2010 and $43,288,224 will expire on May 31, 2011 to offset future capital gains to the extent provided by regulations.

As of May 31, 2003, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $383,558.

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                             FOR THE YEAR                FOR THE YEAR
                                                                 ENDED                       ENDED
                                                             MAY 31, 2003                MAY 31, 2002
                                                       -------------------------   -------------------------
                                                         SHARES        AMOUNT        SHARES        AMOUNT
                                                       ----------   ------------   ----------   ------------
CLASS A SHARES
Sold.................................................      38,862   $    240,137      104,703   $    895,027
Reinvestment of distributions........................      --            --             4,279         35,775
Redeemed.............................................    (271,518)    (1,731,127)    (339,078)    (2,852,564)
                                                       ----------   ------------   ----------   ------------
Net decrease - Class A...............................    (232,656)    (1,490,990)    (230,096)    (1,921,762)
                                                       ----------   ------------   ----------   ------------
CLASS B SHARES
Sold.................................................     841,764      5,222,239    2,233,050     18,589,949
Reinvestment of distributions........................      --            --           119,169        968,840
Redeemed.............................................  (8,792,030)   (54,142,346)  (9,845,957)   (81,335,286)
                                                       ----------   ------------   ----------   ------------
Net decrease - Class B...............................  (7,950,266)   (48,920,107)  (7,493,738)   (61,776,497)
                                                       ----------   ------------   ----------   ------------
CLASS C SHARES
Sold.................................................      69,173        432,176      173,681      1,447,732
Reinvestment of distributions........................      --            --             8,372         68,235
Redeemed.............................................    (603,380)    (3,705,728)    (505,981)    (4,194,055)
                                                       ----------   ------------   ----------   ------------
Net decrease - Class C...............................    (534,207)    (3,273,552)    (323,928)    (2,678,088)
                                                       ----------   ------------   ----------   ------------
CLASS D SHARES
Sold.................................................     412,887      2,678,940      576,295      4,871,658
Reinvestment of distributions........................      --            --             3,098         26,149
Redeemed.............................................    (515,317)    (3,373,018)    (441,986)    (3,833,345)
                                                       ----------   ------------   ----------   ------------
Net increase (decrease) - Class D....................    (102,430)      (694,078)     137,407      1,064,462
                                                       ----------   ------------   ----------   ------------
Net decrease in Fund.................................  (8,819,559)  $(54,378,727)  (7,910,355)  $(65,311,885)
                                                       ==========   ============   ==========   ============

Morgan Stanley Equity Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                                      FOR THE YEAR ENDED MAY 31,                 JULY 29, 1998*
                                                           ------------------------------------------------         THROUGH
                                                            2003            2002        2001         2000         MAY 31, 1999
                                                           ------          ------      -------      -------      --------------
Class A Shares
Selected Per Share Data:

Net asset value, beginning of period.....................  $ 7.81          $ 9.74       $12.88       $11.76          $10.00
                                                           ------          ------       ------       ------          ------

Income (loss) from investment operations:
    Net investment income (loss)++.......................    0.03           (0.01)       (0.01)       (0.03)           0.01
    Net realized and unrealized gain (loss)..............   (1.03)          (1.88)       (1.64)        1.22            1.75
                                                           ------          ------       ------       ------          ------

Total income (loss) from investment operations...........   (1.00)          (1.89)       (1.65)        1.19            1.76
                                                           ------          ------       ------       ------          ------

Less distributions from net realized gain................    --             (0.04)       (1.49)       (0.07)           --
                                                           ------          ------       ------       ------          ------

Net asset value, end of period...........................  $ 6.81          $ 7.81       $ 9.74       $12.88          $11.76
                                                           ======          ======       ======       ======          ======

Total Return+............................................  (12.80)%        (19.46)%     (13.59)%      10.12%          17.60%(1)

Ratios to Average Net Assets(3):
Expenses.................................................    1.54%           1.35%        1.27%        1.29%           1.38%(2)

Net investment income (loss).............................    0.41%          (0.07)%      (0.08)%      (0.25)%          0.07%(2)

Supplemental Data:
Net assets, end of period, in thousands..................  $4,176          $6,608      $10,481      $12,483          $7,933

Portfolio turnover rate..................................      56%             96%         162%         184%             80%(1)

---------------------------------------------------

    *    Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
    + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                                FOR THE PERIOD
                                                                  FOR THE YEAR ENDED MAY 31,                    JULY 29, 1998*
                                                    ------------------------------------------------------         THROUGH
                                                      2003              2002          2001          2000         MAY 31, 1999
                                                    --------          --------      --------      --------      --------------

Class B Shares
Selected Per Share Data:

Net asset value, beginning of period..............     $7.57             $9.51        $12.71        $11.69           $10.00
                                                       -----             -----        ------        ------           ------

Income (loss) from investment operations:
    Net investment loss++.........................     (0.02)            (0.07)        (0.10)        (0.12)           (0.07)
    Net realized and unrealized gain (loss).......     (1.00)            (1.83)        (1.61)         1.21             1.76
                                                       -----             -----        ------        ------           ------

Total income (loss) from investment operations....     (1.02)            (1.90)        (1.71)         1.09             1.69
                                                       -----             -----        ------        ------           ------

Less distributions from net realized gain.........      --               (0.04)        (1.49)        (0.07)            --
                                                       -----             -----        ------        ------           ------

Net asset value, end of period....................     $6.55             $7.57        $ 9.51        $12.71           $11.69
                                                       =====             =====        ======        ======           ======

Total Return+.....................................    (13.47)%          (20.03)%      (14.28)%        9.32%           16.90 %(1)

Ratios to Average Net Assets(3):
Expenses..........................................      2.29%             2.10%         2.04%         2.04%            2.13 %(2)

Net investment loss...............................     (0.34)%           (0.82)%       (0.85)%       (1.00)%          (0.68)%(2)

Supplemental Data:
Net assets, end of period, in thousands...........  $107,680          $184,612      $303,227      $374,215         $273,345

Portfolio turnover rate...........................        56%               96%          162%          184%              80 %(1)

---------------------------------------------------

    *    Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
    + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                                 FOR THE PERIOD
                                                                     FOR THE YEAR ENDED MAY 31,                  JULY 29, 1998*
                                                          -------------------------------------------------         THROUGH
                                                           2003            2002         2001         2000         MAY 31, 1999
                                                          ------          -------      -------      -------      --------------

Class C Shares
Selected Per Share Data:

Net asset value, beginning of period....................   $7.60           $ 9.54       $12.73       $11.70          $10.00
                                                           -----           ------       ------       ------          ------

Income (loss) from investment operations:
    Net investment loss++...............................   (0.02)           (0.06)       (0.09)       (0.12)          (0.04)
    Net realized and unrealized gain (loss).............   (1.01)           (1.84)       (1.61)        1.22            1.74
                                                           -----           ------       ------       ------          ------

Total income (loss) from investment operations..........   (1.03)           (1.90)       (1.70)        1.10            1.70
                                                           -----           ------       ------       ------          ------

Less distributions from net realized gain...............     --             (0.04)       (1.49)       (0.07)           --
                                                           -----           ------       ------       ------          ------

Net asset value, end of period..........................   $6.57           $ 7.60       $ 9.54       $12.73          $11.70
                                                           =====           ======       ======       ======          ======

Total Return+...........................................  (13.55)%         (19.97)%     (14.17)%       9.31%          17.10 %(1)

Ratios to Average Net Assets(3):
Expenses................................................    2.29%            2.01%        1.96%        2.04%           1.91 %(2)

Net investment loss.....................................   (0.34)%          (0.73)%      (0.77)%      (1.00)%         (0.46)%(2)

Supplemental Data:
Net assets, end of period, in thousands.................  $7,872          $13,156      $19,604      $24,711         $15,744

Portfolio turnover rate.................................      56%              96%         162%         184%             80 %(1)

---------------------------------------------------

    *    Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
    + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE YEAR ENDED MAY 31,                JULY 29, 1998*
                                                             ----------------------------------------------         THROUGH
                                                              2003            2002        2001        2000        MAY 31, 1999
                                                             ------          ------      ------      ------      --------------

Class D Shares
Selected Per Share Data:

Net asset value, beginning of period.......................   $7.89           $9.82      $12.95      $11.79          $10.00
                                                              -----           -----      ------      ------          ------

Income (loss) from investment operations:
    Net investment income (loss)++.........................    0.04            0.01        0.02       (0.01)           0.03
    Net realized and unrealized gain (loss)................   (1.03)          (1.90)      (1.66)       1.24            1.76
                                                              -----           -----      ------      ------          ------

Total income (loss) from investment operations.............   (0.99)          (1.89)      (1.64)       1.23            1.79
                                                              -----           -----      ------      ------          ------

Less distributions from net realized gain..................    --             (0.04)      (1.49)      (0.07)           --
                                                              -----           -----      ------      ------          ------

Net asset value, end of period.............................   $6.90           $7.89      $ 9.82      $12.95          $11.79
                                                              =====           =====      ======      ======          ======

Total Return+..............................................  (12.55)%        (19.30)%    (13.43)%     10.43%          17.90%(1)

Ratios to Average Net Assets(3):
Expenses...................................................    1.29%           1.10%       1.04%       1.04%           1.13%(2)

Net investment income......................................    0.66%           0.18%       0.15%       0.00%           0.32%(2)

Supplemental Data:
Net assets, end of period, in thousands....................  $6,486          $8,230      $8,888      $5,339             $69

Portfolio turnover rate....................................      56%             96%        162%        184%             80%(1)

---------------------------------------------------

    *    Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
    + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Equity Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Equity Fund (the "Fund"), including the portfolio of investments, as of May 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Equity Fund as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 9, 2003

Morgan Stanley Equity Fund
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                                   Number of
                                                       Term of                                                   Portfolios in
                                       Position(s)    Office and                                                 Fund Complex
      Name, Age and Address of          Held with     Length of                                                   Overseen by
         Independent Trustee           Registrant    Time Served*   Principal Occupation(s) During Past 5 Years    Trustee**
-------------------------------------  -----------  --------------  -------------------------------------------  -------------
Michael Bozic (62)                     Trustee      Since April     Retired; Director or Trustee of the Morgan        123
c/o Mayer, Brown, Rowe & Maw                        1994            Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                 formerly Vice Chairman of Kmart Corporation
1675 Broadway                                                       (December 1998-October 2000), Chairman and
New York, NY                                                        Chief Executive Officer of Levitz Furniture
                                                                    Corporation (November 1995-November 1998)
                                                                    and President and Chief Executive Officer
                                                                    of Hills Department Stores (May 1991-July
                                                                    1995); formerly variously Chairman, Chief
                                                                    Executive Officer, President and Chief
                                                                    Operating Officer (1987-1991) of the Sears
                                                                    Merchandise Group of Sears, Roebuck & Co.

Edwin J. Garn (70)                     Trustee      Since January   Director or Trustee of the Morgan Stanley         123
c/o Summit Ventures LLC                             1993            Funds and TCW/DW Term Trust 2003; formerly
1 Utah Center                                                       United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                                  and Chairman, Senate Banking Committee
Salt Lake City, UT                                                  (1980-1986); formerly Mayor of Salt Lake
                                                                    City, Utah (1971-1974), Astronaut, Space
                                                                    Shuttle Discovery (April 12-19, 1985) and
                                                                    Vice Chairman, Huntsman Corporation
                                                                    (chemical company); member of the Utah
                                                                    Regional Advisory Board of Pacific Corp.

Wayne E. Hedien (69)                   Trustee      Since           Retired; Director or Trustee of the Morgan        123
c/o Mayer, Brown, Rowe & Maw                        September 1997  Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                 formerly associated with the Allstate
1675 Broadway                                                       Companies (1966- 1994), most recently as
New York, NY                                                        Chairman of The Allstate Corporation (March
                                                                    1993-December 1994) and Chairman and Chief
                                                                    Executive Officer of its wholly-owned
                                                                    subsidiary, Allstate Insurance Company
                                                                    (July 1989-December 1994).


      Name, Age and Address of
         Independent Trustee           Other Directorships Held by Trustee
-------------------------------------  -----------------------------------
Michael Bozic (62)                     Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw           Corporation.
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                     Director of Franklin Covey (time
c/o Summit Ventures LLC                management systems), BMW Bank of
1 Utah Center                          North America, Inc. (industrial
201 S. Main Street                     loan corporation), United Space
Salt Lake City, UT                     Alliance (joint venture between
                                       Lockheed Martin and the Boeing
                                       Company) and Nuskin Asia Pacific
                                       (multilevel marketing); member of
                                       the board of various civic and
                                       charitable organizations.

Wayne E. Hedien (69)                   Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe & Maw           (private mortgage insurance);
Counsel to the Independent Trustees    Trustee and Vice Chairman of The
1675 Broadway                          Field Museum of Natural History;
New York, NY                           director of various other business
                                       and charitable organizations.

Morgan Stanley Equity Fund
TRUSTEE AND OFFICER INFORMATION continued

                                                                                                                   Number of
                                                       Term of                                                   Portfolios in
                                       Position(s)    Office and                                                 Fund Complex
      Name, Age and Address of          Held with     Length of                                                   Overseen by
         Independent Trustee           Registrant    Time Served*   Principal Occupation(s) During Past 5 Years    Trustee**
-------------------------------------  -----------  --------------  -------------------------------------------  -------------
Dr. Manuel H. Johnson (54)             Trustee      Since July      Chairman of the Audit Committee and               123
c/o Johnson Smick International, Inc.               1991            Director or Trustee of the Morgan Stanley
2099 Pennsylvania Avenue, N.W.                                      Funds and TCW/DW Term Trust 2003; Senior
Suite 950                                                           Partner, Johnson Smick International, Inc.,
Washington, D.C.                                                    a consulting firm; Co-Chairman and a
                                                                    founder of the Group of Seven Council
                                                                    (G7C), an international economic
                                                                    commission; formerly Vice Chairman of the
                                                                    Board of Governors of the Federal Reserve
                                                                    System and Assistant Secretary of the U.S.
                                                                    Treasury.

Michael E. Nugent (67)                 Trustee      Since July      Chairman of the Insurance Committee and           214
c/o Triumph Capital, L.P.                           1991            Director or Trustee of the Morgan Stanley
445 Park Avenue                                                     Funds and TCW/DW Term Trust 2003;
New York, NY                                                        director/trustee of various investment
                                                                    companies managed by Morgan Stanley
                                                                    Investment Management Inc. and Morgan
                                                                    Stanley Investments LP (since July 2001);
                                                                    General Partner, Triumph Capital, L.P., a
                                                                    private investment partnership; formerly
                                                                    Vice President, Bankers Trust Company and
                                                                    BT Capital Corporation (1984-1988).


      Name, Age and Address of
         Independent Trustee           Other Directorships Held by Trustee
-------------------------------------  -----------------------------------
Dr. Manuel H. Johnson (54)             Director of NVR, Inc. (home
c/o Johnson Smick International, Inc.  construction); Chairman and Trustee
2099 Pennsylvania Avenue, N.W.         of the Financial Accounting
Suite 950                              Foundation (oversight organization
Washington, D.C.                       of the Financial Accounting
                                       Standards Board); Director of RBS
                                       Greenwich Capital Holdings
                                       (financial holding company).

Michael E. Nugent (67)                 Director of various business
c/o Triumph Capital, L.P.              organizations.
445 Park Avenue
New York, NY

Morgan Stanley Equity Fund
TRUSTEE AND OFFICER INFORMATION continued

Interested Trustees:

                                                                                                                   Number of
                                                       Term of                                                   Portfolios in
                                       Position(s)    Office and                                                 Fund Complex
      Name, Age and Address of          Held with     Length of                                                   Overseen by
         Interested Trustee            Registrant    Time Served*   Principal Occupation(s) During Past 5 Years    Trustee**
-------------------------------------  -----------  --------------  -------------------------------------------  -------------
Charles A. Fiumefreddo (70)            Chairman of  Since July      Chairman and Director or Trustee of the           123
c/o Morgan Stanley Trust               the Board    1991            Morgan Stanley Funds and TCW/DW Term Trust
Harborside Financial Center,           and Trustee                  2003; formerly Chairman, Chief Executive
Plaza Two,                                                          Officer and Director of the Investment
Jersey City, NJ                                                     Manager, the Distributor and Morgan Stanley
                                                                    Services, Executive Vice President and
                                                                    Director of Morgan Stanley DW, Chairman and
                                                                    Director of the Transfer Agent, and
                                                                    Director and/or officer of various Morgan
                                                                    Stanley subsidiaries (until June 1998) and
                                                                    Chief Executive Officer of the Morgan
                                                                    Stanley Funds and the TCW/DW Term Trusts
                                                                    (until September 2002).

James F. Higgins (55)                  Trustee      Since June      Director or Trustee of the Morgan Stanley         123
c/o Morgan Stanley Trust                            2000            Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,                                        June 2000); Senior Advisor of Morgan
Plaza Two,                                                          Stanley (since August 2000); Director of
Jersey City, NJ                                                     the Distributor and Dean Witter Realty
                                                                    Inc.; Director of AXA Financial, Inc. and
                                                                    The Equitable Life Assurance Society of the
                                                                    United States (financial services);
                                                                    previously President and Chief Operating
                                                                    Officer of the Private Client Group of
                                                                    Morgan Stanley (May 1999-August 2000),
                                                                    President and Chief Operating Officer of
                                                                    Individual Securities of Morgan Stanley
                                                                    (February 1997-May 1999).

Philip J. Purcell (59)                 Trustee      Since April     Director or Trustee of the Morgan Stanley         123
1585 Broadway                                       1994            Funds and TCW/DW Term Trust 2003; Chairman
New York, NY                                                        of the Board of Directors and Chief
                                                                    Executive Officer of Morgan Stanley and
                                                                    Morgan Stanley DW; Director of the
                                                                    Distributor; Chairman of the Board of
                                                                    Directors and Chief Executive Officer of
                                                                    Novus Credit Services Inc.; Director and/or
                                                                    officer of various Morgan Stanley
                                                                    subsidiaries.


      Name, Age and Address of
         Interested Trustee            Other Directorships Held by Trustee
-------------------------------------  -----------------------------------
Charles A. Fiumefreddo (70)            None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (55)                  None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)                 Director of American Airlines, Inc.
1585 Broadway                          and its parent company, AMR
New York, NY                           Corporation.

---------------------

 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Equity Fund
TRUSTEE AND OFFICER INFORMATION continued

Officers:

                                                    Term of
                                  Position(s)      Office and
   Name, Age and Address of        Held with       Length of
      Executive Officer           Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
------------------------------  ---------------  --------------  ------------------------------------------------------------
Mitchell M. Merin (49)          President        Since May 1999  President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                      Investment Management (since December 1998); President,
New York, NY                                                     Director (since April 1997) and Chief Executive Officer
                                                                 (since June 1998) of the Investment Manager and Morgan
                                                                 Stanley Services; Chairman, Chief Executive Officer and
                                                                 Director of the Distributor (since June 1998); Chairman
                                                                 (since June 1998) and Director (since January 1998) of the
                                                                 Transfer Agent; Director of various Morgan Stanley
                                                                 subsidiaries; President (since May 1999) of the Morgan
                                                                 Stanley Funds and TCW/DW Term Trust 2003; Trustee (since
                                                                 December 1999) and President and Chief Executive Officer
                                                                 (since October 2002) of the Van Kampen Open-End Funds and
                                                                 President and Chief Executive Officer (since December 2002)
                                                                 of the Van Kampen Closed-End Funds; previously Chief
                                                                 Strategic Officer of the Investment Manager and Morgan
                                                                 Stanley Services and Executive Vice President of the
                                                                 Distributor (April 1997-June 1998), Chief Executive Officer
                                                                 (September 2002-April 2003) and Vice President (May
                                                                 1997-April 1999) of the Morgan Stanley Funds and the TCW/DW
                                                                 Term Trusts, and Executive Vice President of Morgan Stanley.

Ronald E. Robison (64)          Executive Vice   Since April     Managing Director, Chief Administrative Officer and Director
1221 Avenue of the Americas     President and    2003            (since February 1999) of the Investment Manager and Morgan
New York, NY                    Principal                        Stanley Services, Chief Executive Officer and Director of
                                Executive                        the Transfer Agent and Executive Vice President and
                                Officer                          Principal Executive Officer of the Morgan Stanley Funds and
                                                                 TCW/DW Term Trust 2003 (since April 2003); previously
                                                                 Managing Director of the TCW Group Inc.

Barry Fink (48)                 Vice President,  Since February  General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and    1997            (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel                  Management; Managing Director (since December 2000), and
                                                                 Director (since July 1998) of the Investment Manager and
                                                                 Morgan Stanley Services; Assistant Secretary of Morgan
                                                                 Stanley DW; Vice President, Secretary and General Counsel of
                                                                 the Morgan Stanley Funds and TCW/DW Term Trust 2003 (since
                                                                 February 1997); Managing Director, Director and Secretary of
                                                                 the Distributor; previously, Vice President and Assistant
                                                                 General Counsel of the Investment Manager and Morgan Stanley
                                                                 Services (February 1997-December 2001).

Joseph J. McAlinden (60)        Vice President   Since July      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                      1995            Investment Manager, Morgan Stanley Investment Management
New York, NY                                                     Inc. and Morgan Stanley Investments LP; Director of the
                                                                 Transfer Agent, Chief Investment Officer of the Van Kampen
                                                                 Funds.

Francis Smith (37)              Vice President   Since           Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust        and Chief        September 2002  Stanley Funds and TCW/DW Term Trust 2003 (since September
Harborside Financial Center,    Financial                        2002); Executive Director of the Investment Manager and
Plaza Two,                      Officer                          Morgan Stanley Services (since December 2001); previously
Jersey City, NJ                                                  Vice President of the Investment Manager and Morgan Stanley
                                                                 Services (August 2000-November 2001) and Senior Manager at
                                                                 PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (57)           Treasurer        Since April     Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                         1989            Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,                                     Morgan Stanley Services; previously First Vice President of
Plaza Two,                                                       the Investment Manager, the Distributor and Morgan Stanley
Jersey City, NJ                                                  Services; Treasurer of the Morgan Stanley Funds.

---------------------

* Each Officer serves an indefinite term, until his or her successor is elected.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Francis Smith
Vice President and Chief Financial Officer

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

Sub-Advisor

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, Pennsylvania 19428



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
EQUITY FUND

Annual Report
May 31, 2003

36035RPT-11444F03-AP-6/03

                MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC.
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth") to be issued pursuant to an Agreement and Plan of Reorganization, dated July 31, 2003, between Dividend Growth and Morgan Stanley Equity Fund ("Equity") in connection with the acquisition by Dividend Growth of substantially all of the assets, subject to stated liabilities, of Equity. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement
and Prospectus, dated October   , 2003. A copy of the Proxy Statement and
Prospectus may be obtained without charge by mailing a written request to Dividend Growth, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


   The date of this Statement of Additional Information is October   , 2003.

                               TABLE OF CONTENTS

                                                           PAGE
                                                          -----
INTRODUCTION ..........................................     B-3
ADDITIONAL INFORMATION ABOUT DIVIDEND GROWTH ..........     B-3
ADDITIONAL INFORMATION ABOUT EQUITY ...................     B-4
FINANCIAL STATEMENTS ..................................     B-5

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the
information provided in the Proxy Statement and Prospectus dated October   ,
2003 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Equity shareholders in connection with the solicitation of proxies by the Board of Trustees of Equity to be voted at the Special Meeting of shareholders of Equity to be held on December 16, 2003. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Dividend Growth dated April 29, 2003 and the Statement of Additional Information of Equity dated July 30, 2003.


                 ADDITIONAL INFORMATION ABOUT DIVIDEND GROWTH


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Dividend Growth's investment objective and policies, see "Description of the Fund and Its Investments and Risks" in Dividend Growth's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Directors, officers and management personnel of Dividend Growth, see "Management of the Fund" and "Investment Management and Other Services" in Dividend Growth's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Dividend Growth's investment manager, see "Investment Management and Other Services" in Dividend Growth's Statement of Additional Information. For additional information about Dividend Growth's independent auditors, see "Investment Management and Other Services" in Dividend Growth's Statement of Additional Information. For additional information about other services provided to Dividend Growth, see "Investment Management and Other Services" in Dividend Growth's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Dividend Growth's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Dividend Growth, see "Capital Stock and Other Securities" in Dividend Growth's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Dividend Growth's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Dividend Growth's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Dividend Growth's policies regarding dividends and distributions and tax matters affecting Dividend Growth and its shareholders, see "Taxation of the Fund and Shareholders" in Dividend Growth's Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about Dividend Growth's distributor and the distribution agreement between Dividend Growth and its distributor, see "Investment Management and Other Services" and "Underwriters" in Dividend Growth's Statement of Additional Information.


PERFORMANCE DATA

     For additional information about Dividend Growth's performance, see "Calculation of Performance Data" in Dividend Growth's Statement of Additional Information.


                      ADDITIONAL INFORMATION ABOUT EQUITY


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Equity's investment objective and policies, see "Description of the Fund and Its Investments and Risks" in Equity's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Equity, see "Management of the Fund" and "Investment Management and Other Services" in Equity's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Equity's investment manager, see "Investment Management and Other Services" in Equity's Statement of Additional Information. For additional information about Equity's independent auditors, see "Investment Management and Other Services" in Equity's Statement of Additional Information. For additional information about other services provided to Equity, see "Investment Management and Other Services" in Equity's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Equity's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Equity, see "Capital Stock and Other Securities" in Equity's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Equity's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Equity's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Equity's policies regarding dividends and distributions and tax matters affecting Equity and its shareholders, see "Taxation of the Fund and Shareholders" in Equity's Statement of Additional Information.


DISTRIBUTION OF SHARES

     For additional information about Equity's distributor and the distribution agreement between Equity and its distributor, see "Investment Management and Other Services" and "Underwriters" in Equity's Statement of Additional Information.

PERFORMANCE DATA


     For additional information about Equity's performance, see "Calculation of Performance Data" in Equity's Statement of Additional Information.


                             FINANCIAL STATEMENTS


     Dividend Growth's most recent audited financial statements are set forth in Dividend Growth's Annual Report for the fiscal year ended February 28, 2003. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Equity's most recent audited financial statements are set forth in Equity's Annual Report for the fiscal year ended May 31, 2003, which is incorporated by reference in the Proxy Statement and Prospectus.

STATEMENT OF ADDITIONAL INFORMATION
                                                       MORGAN STANLEY
                                                       DIVIDEND GROWTH
APRIL 29, 2003                                         SECURITIES INC.



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated April 29, 2003) for Morgan Stanley Dividend Growth Securities Inc. may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley Dividend Growth Securities Inc.
1221 Avenue of the Americas
New York, New York 10020

(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------



I.    Fund History ...................................................  4

II.   Description of the Fund and Its Investments and Risks ..........  4

      A. Classification ..............................................  4

      B. Investment Strategies and Risks .............................  4

      C. Fund Policies/Investment Restrictions .......................  8

III.  Management of the Fund ......................................... 10

      A. Board of Directors .......................................... 10

      B. Management Information ...................................... 10

      C. Compensation ................................................ 15

IV.   Control Persons and Principal Holders of Securities ............ 17

V.    Investment Management and Other Services ....................... 17

      A. Investment Manager .......................................... 17

      B. Principal Underwriter ....................................... 18

      C. Services Provided by the Investment Manager ................. 18

      D. Dealer Reallowances ......................................... 19

      E. Rule 12b-1 Plan ............................................. 19

      F. Other Service Providers ..................................... 23

      G. Codes of Ethics ............................................. 24

VI.   Brokerage Allocation and Other Practices ....................... 24

      A. Brokerage Transactions ...................................... 24

      B. Commissions ................................................. 24

      C. Brokerage Selection ......................................... 25

      D. Directed Brokerage .......................................... 26

      E. Regular Broker-Dealers ...................................... 26

VII.  Capital Stock and Other Securities ............................. 26

VIII. Purchase, Redemption and Pricing of Shares ..................... 26

      A. Purchase/Redemption of Shares ............................... 26

      B. Offering Price .............................................. 27

IX.   Taxation of the Fund and Shareholders .......................... 28

X.    Underwriters ................................................... 30

XI.   Calculation of Performance Data ................................ 30

XII.  Financial Statements ........................................... 32

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York.


     "Directors" - The Board of Directors of the Fund.


     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Financial Advisors" - Morgan Stanley authorized financial services representatives.


     "Fund" - Morgan Stanley Dividend Growth Securities Inc., a registered open-end investment company.


     "Independent Directors" - Directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund.



     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was incorporated in the state of Maryland on December 22, 1980 under the name InterCapital Dividend Growth Securities Inc. On March 16, 1983 the Fund's shareholders approved a change in the Fund's name, effective March 22, 1983, to Dean Witter Dividend Growth Securities Inc. On June 22, 1998, the name of the Fund was changed to Morgan Stanley Dean Witter Dividend Growth Securities Inc. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Dividend Growth Securities Inc.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION


     The Fund is an open-end, diversified management investment company whose investment objective is to provide reasonable current income and long-term growth of income and capital.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."


     MONEY MARKET SECURITIES. In addition to the money market securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the

Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.



     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.



C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     The Fund will:

    1. Seek to provide reasonable current income and long-term growth of income and capital.


     The Fund may not:

    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

    2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

    3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to bank obligations or obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

    4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

    5. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    6. Purchase or sell commodities or commodity futures contracts.

    7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    8. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings.

    9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

   10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or
       (c) by lending its portfolio securities.

   11. Make short sales of securities.

   12. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities.

   13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security and then only in an aggregate amount not to exceed 5% of the Fund's total assets.

   14. Invest for the purpose of exercising control or management of any other issuer.

   15. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

   16. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

   17. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

   18. Write, purchase or sell puts, calls or combinations thereof.

   19. Invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF DIRECTORS


     The Board of Directors of the Fund oversees the management of the Fund but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its shareholders.



B. MANAGEMENT INFORMATION

     DIRECTORS AND OFFICERS. The Board of the Fund consists of eight Directors. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Directors have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent Directors." The other three Directors (the "Management Directors") are affiliated with the Investment Manager.

     The Independent Directors of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2002), and other directorships, if any, held by the Director, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

                              POSITION(S)    LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME
    INDEPENDENT DIRECTOR       REGISTRANT     SERVED*
---------------------------- ------------- ------------
Michael Bozic (62)           Director      Since
c/o Mayer, Brown, Rowe &                   April 1994
Maw
Counsel to the Independent
Directors
1675 Broadway
New York, NY

Edwin J. Garn (70)           Director      Since
c/o Summit Ventures LLC                    January
1 Utah Center                              1993
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (69)         Director      Since
c/o Mayer, Brown, Rowe &                   September
Maw                                        1997
Counsel to the Independent
Directors
1675 Broadway
New York, NY

Dr. Manuel H. Johnson (54)   Director      Since
c/o Johnson Smick                          July 1991
International, Inc.
2099 Pennsylvania Avenue
NW
Suite 950
Washington, D.C. 20006

Michael E. Nugent (66)       Director      Since
c/o Triumph Capital, L.P.                  July 1991
237 Park Avenue
New York, NY



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
  NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
    INDEPENDENT DIRECTOR                    PAST 5 YEARS                 BY DIRECTOR           BY DIRECTOR
---------------------------- ----------------------------------------- -------------- -----------------------------
Michael Bozic (62)           Retired; Director or Trustee of the       123            Director of Weirton Steel
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and TCW/DW                          Corporation.
Maw                          Term Trust 2003; formerly Vice
Counsel to the Independent   Chairman of Kmart Corporation
Directors                    (December 1998-October 2000),
1675 Broadway                Chairman and Chief Executive Officer
New York, NY                 of Levitz Furniture Corporation
                             (November 1995-November 1998)
                             and President and Chief Executive
                             Officer of Hills Department Stores
                             (May 1991-July 1995); formerly
                             variously Chairman, Chief Executive
                             Officer, President and Chief Operating
                             Officer (1987-1991) of the Sears
                             Merchandise Group of Sears,
                             Roebuck & Co.

Edwin J. Garn (70)           Director or Trustee of the Morgan         123            Director of Franklin Covey
c/o Summit Ventures LLC      Stanley Funds and TCW/DW Term                            (time management
1 Utah Center                Trust 2003; formerly United States                       systems), BMW Bank of
201 S. Main Street           Senator (R-Utah)(1974-1992) and                          North America, Inc.
Salt Lake City, UT           Chairman, Senate Banking                                 (industrial loan
                             Committee (1980-1986); formerly                          corporation), United Space
                             Mayor of Salt Lake City, Utah                            Alliance (joint venture
                             (1971-1974); formerly Astronaut,                         between Lockheed Martin
                             Space Shuttle Discovery (April 12-19,                    and the Boeing Company)
                             1985) and Vice Chairman, Huntsman                        and Nuskin Asia Pacific
                             Corporation (chemical company);                          (multilevel marketing);
                             member of the Utah Regional                              member of the board of
                             Advisory Board of Pacific Corp.                          various civic and
                                                                                      charitable organizations.

Wayne E. Hedien (69)         Retired; Director or Trustee of the       123            Director of The PMI Group
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and TCW/DW                          Inc. (private mortgage
Maw                          Term Trust 2003; formerly associated                     insurance); Trustee and
Counsel to the Independent   with the Allstate Companies                              Vice Chairman of The
Directors                    (1966-1994), most recently as                            Field Museum of Natural
1675 Broadway                Chairman of The Allstate Corporation                     History; director of various
New York, NY                 (March 1993-December 1994) and                           other business and
                             Chairman and Chief Executive Officer                     charitable organizations.
                             of its wholly-owned subsidiary, Allstate
                             Insurance Company (July
                             1989-December 1994).

Dr. Manuel H. Johnson (54)   Chairman of the Audit Committee and       123            Director of NVR, Inc.
c/o Johnson Smick            Director or Trustee of the Morgan                        (home construction);
International, Inc.          Stanley Funds and TCW/DW Term                            Chairman and Trustee of
2099 Pennsylvania Avenue     Trust 2003; Senior Partner, Johnson                      the Financial Accounting
NW                           Smick International, Inc., a consulting                  Foundation (oversight
Suite 950                    firm; Co-Chairman and a founder of                       organization of the
Washington, D.C. 20006       the Group of Seven Council (G7C),                        Financial Accounting
                             an international economic                                Standards Board); Director
                             commission; formerly Vice Chairman                       of RBS Greenwich Capital
                             of the Board of Governors of the                         Holdings (financial holding
                             Federal Reserve System and                               company).
                             Assistant Secretary of the U.S.
                             Treasury.

Michael E. Nugent (66)       Chairman of the Insurance Committee       214            Director of various
c/o Triumph Capital, L.P.    and Director or Trustee of the Morgan                    business organizations.
237 Park Avenue              Stanley Funds and TCW/DW Term
New York, NY                 Trust 2003; director/trustee of various
                             investment companies managed by
                             Morgan Stanley Investment
                             Management Inc. and Morgan
                             Stanley Investments LP (since July
                             2001); General Partner, Triumph
                             Capital, L.P., a private investment
                             partnership; formerly Vice President,
                             Bankers Trust Company and BT
                             Capital Corporation (1984-1988).


----------
* This is the date the Director began serving the Morgan Stanley Funds.

     The Directors who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Director and the other directorships, if any, held by the Director, are shown below.






                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME
      MANAGEMENT DIRECTOR        REGISTRANT     SERVED*
------------------------------ ------------- -------------
Charles A. Fiumefreddo (69)    Chairman      Since July
c/o Morgan Stanley Trust       of the        1991
Harborside Financial Center,   Board
Plaza Two,                     and
Jersey City, NJ                Director

James F. Higgins (55)          Director      Since June
c/o Morgan Stanley Trust                     2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Director      Since April
1585 Broadway                                1994
New York, NY



                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
      MANAGEMENT DIRECTOR                    PAST 5 YEARS                 BY DIRECTOR            BY DIRECTOR
------------------------------ ---------------------------------------- -------------- ------------------------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of      123            None
c/o Morgan Stanley Trust       the Morgan Stanley Funds and
Harborside Financial Center,   TCW/DW Term Trust 2003; formerly
Plaza Two,                     Chairman, Chief Executive Officer
Jersey City, NJ                and Director of the Investment
                               Manager, the Distributor and Morgan
                               Stanley Services, Executive Vice
                               President and Director of Morgan
                               Stanley DW, Chairman and Director
                               of the Transfer Agent and Director
                               and/or officer of various Morgan
                               Stanley subsidiaries (until June 1998)
                               and Chief Executive Officer of the
                               Morgan Stanley Funds and the
                               TCW/DW Term Trusts (until
                               September 2002).

James F. Higgins (55)          Director or Trustee of the Morgan        123            None
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW Term
Harborside Financial Center,   Trust 2003 (since June 2000); Senior
Plaza Two,                     Advisor of Morgan Stanley (since
Jersey City, NJ                August 2000); Director of the
                               Distributor and Dean Witter Realty
                               Inc.; Director of AXA Financial, Inc.
                               and The Equitable Life Assurance
                               Society of the United States (financial
                               services); previously President and
                               Chief Operating Officer of the Private
                               Client Group of Morgan Stanley (May
                               1999-August 2000), President and
                               Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan        123            Director of American
1585 Broadway                  Stanley Funds and TCW/DW Term                           Airlines, Inc. and its parent
New York, NY                   Trust 2003; Chairman of the Board of                    company, AMR
                               Directors and Chief Executive Officer                   Corporation.
                               of Morgan Stanley and Morgan
                               Stanley DW; Director of the
                               Distributor; Chairman of the Board of
                               Directors and Chief Executive Officer
                               of Novus Credit Services Inc.;
                               Director and/or officer of various
                               Morgan Stanley subsidiaries.



----------

* This is the date the Director began serving the Morgan Stanley Funds.

                                    POSITION(S)
   NAME, AGE AND ADDRESS OF          HELD WITH              LENGTH OF
       EXECUTIVE OFFICER             REGISTRANT            TIME SERVED
------------------------------ --------------------- ----------------------
Mitchell M. Merin (49)         President             Since May 1999
1221 Avenue of the Americas
New York, NY

Barry Fink (48)                Vice President,       Since February 1997
1221 Avenue of the Americas    Secretary and
New York, NY                   General Counsel

Thomas F. Caloia (57)          Treasurer             Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Ronald E. Robison (64)         Executive Vice        Since April 2003
1221 Avenue of the Americas    President and
New York, NY                   Principal Executive
                               Officer

Joseph J. McAlinden (60)       Vice                  Since July 1995
1221 Avenue of the Americas    President
New York, NY

Francis Smith (37)             Vice President        Since September 2002
c/o Morgan Stanley Trust       and Chief
Harborside Financial Center,   Financial Officer
Plaza Two,
Jersey City, NJ



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ---------------------------------------------------------------
Mitchell M. Merin (49)         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    Investment Management (since December 1998); President,
New York, NY                   Director (since April 1997) and Chief Executive Officer (since
                               June 1998) of the Investment Manager and Morgan Stanley
                               Services; Chairman, Chief Executive Officer and Director of
                               the Distributor (since June 1998); Chairman (since June
                               1998) and Director (since January 1998) of the Transfer
                               Agent; Director of various Morgan Stanley subsidiaries;
                               President (since May 1999), of the Morgan Stanley Funds
                               and TCW/DW Term Trust 2003; Trustee (since December
                               1999) and President and Chief Executive Officer (since
                               October 2002) of the Van Kampen Open-End Funds and
                               President and Chief Executive Officer (since December
                               2002) of the Van-Kampen Closed-End Funds; previously
                               Chief Strategic Officer of the Investment Manager and
                               Morgan Stanley Services, Executive Vice President of the
                               Distributor (April 1997-June 1998), Chief Executive
                               Officer (September 2002-April 2003) and Vice President
                               (May 1997-April 1999) of the Morgan Stanley Funds and TCW/DW
                               Term Trust 2003, and Executive Vice President of Morgan Stanley.

Barry Fink (48)                General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas    (since December 2000) of Morgan Stanley Investment
New York, NY                   Management; Managing Director (since December 2000), of
                               the Investment Manager and Morgan Stanley Services;
                               Assistant Secretary of Morgan Stanley DW; Vice President,
                               Secretary and General Counsel of the Morgan Stanley
                               Funds and TCW/DW Term Trust 2003; Managing Director,
                               Director and Secretary of the Distributor; previously, Vice
                               President and Assistant General Counsel of the Investment
                               Manager and Morgan Stanley Services (February
                               1997-December 2001).

Thomas F. Caloia (57)          Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust       Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,   Morgan Stanley Services; Treasurer of the Morgan Stanley
Plaza Two,                     Funds. Formerly First Vice President of the Investment
Jersey City, NJ                Manager, the Distributor and Morgan Stanley Services.

Ronald E. Robison (64)         Managing Director, Chief Administrative Officer and Director
1221 Avenue of the Americas    (since February 1999) of the Investment Manager and
New York, NY                   Morgan Stanley Services, Chief Executive Officer and
                               Director of the Transfer Agent and Executive Vice President
                               and Principal Executive Officer of the Morgan Stanley Funds
                               and TCW/DW Term Trust 2003 (since April 2003); previously
                               Managing Director of the TCW Group Inc.

Joseph J. McAlinden (60)       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas    Investment Manager, Morgan Stanley Investment
New York, NY                   Management Inc. and Morgan Stanley Investments LP;
                               Director of the Transfer Agent. Chief Investment Officer of
                               the Van Kampen Funds.

Francis Smith (37)             Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,   September 2002); Executive Director of the Investment
Plaza Two,                     Manager and Morgan Stanley Services (since December
Jersey City, NJ                2001); previously Vice President of the Investment Manager and Morgan Stanley Services (August 2000-November
                               2001), Senior Manager at PricewaterhouseCoopers LLP
                               (January 1998-August 2000).



     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn
K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services and Bennett MacDougall, a Senior Staff Attorney of the Fund, are Assistant Secretaries of the Fund.

     For each Director, the dollar range of equity securities beneficially owned by the Director is shown below.




                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
    NAME OF DIRECTOR                (AS OF DECEMBER 31, 2002)                       (AS OF DECEMBER 31, 2002)
------------------------ ----------------------------------------------- -----------------------------------------------
INDEPENDENT:
Michael Bozic                          $10,001 - $50,000                                  over $100,000
Edwin J. Garn                          $50,001 - $100,000                                 over $100,000
Wayne E. Hedien                               none                                        over $100,000
Dr. Manuel H. Johnson                    over $100,000                                    over $100,000
Michael E. Nugent                      $50,001 - $100,000                                 over $100,000
INTERESTED:
Charles A. Fiumefreddo                   over $100,000                                    over $100,000
James F. Higgins                              none                                        over $100,000
Philip J. Purcell                      $50,001 - $100,000                                 over $100,000



     As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Directors, serve as members of the Insurance Committee.

     The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended February 28, 2003, the Audit Committee held nine meetings.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Directors of the Fund. During the Fund's fiscal year ended February 28, 2003, the Derivatives Committee held four meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended February 28, 2003, the Insurance Committee held two meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate Fund, the services of Independent Directors/Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.

     DIRECTOR AND OFFICER INDEMNIFICATION. The Fund's By-Laws provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the By-Laws provide that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.



C. COMPENSATION


     The Fund pays each Independent Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Directors, the Independent Directors or Committees of the Board of Directors attended by the Director (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Directors or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Directors and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Directors are paid a single meeting fee by the Fund. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Director. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Directors.

     The following table illustrates the compensation that the Fund paid to its Directors for the fiscal year ended February 28, 2003.



                               FUND COMPENSATION





                                      AGGREGATE
                                    COMPENSATION
NAME OF DIRECTOR                    FROM THE FUND
--------------------------------   --------------
Michael Bozic ..................       $ 1,700
Edwin J. Garn ..................         1,700
Wayne E. Hedien ................         1,700
Dr. Manuel H. Johnson ..........         2,400
Michael E. Nugent ..............         2,200
Charles A. Fiumefreddo .........        26,204

     The following table illustrates the compensation paid to the Fund's Directors for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Directors received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS





                                      TOTAL CASH
                                     COMPENSATION
                                    FOR SERVICES TO
                                       94 MORGAN
                                     STANLEY FUNDS
                                    AND OTHER FUNDS
NAME OF DIRECTOR                  IN THE FUND COMPLEX
-------------------------------- --------------------
Michael Bozic ..................      $ 159.650
Edwin J. Garn ..................        159,650
Wayne E. Hedien ................        158,950
Dr. Manuel H. Johnson ..........        226,063
Michael E. Nugent ..............        296,475
Charles A. Fiumefreddo .........        360,000



     As of the date of this Statement of Additional Information, 49 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Director is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director/Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended February 28, 2003 and by the 49 Morgan Stanley Funds (including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Directors, to commence upon their retirement, from the Fund as of February 28, 2003 and from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Directors from any other funds in the Fund Complex.



----------

(1) An Eligible Director may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director and his or her spouse on the date of such Eligible Director's retirement. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit.

        RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS





                                       FOR ALL ADOPTING FUNDS                                  ESTIMATED ANNUAL
                                  --------------------------------    RETIREMENT BENEFITS          BENEFITS
                                      ESTIMATED                       ACCRUED AS EXPENSES       UPON RETIREMENT(2)
                                   CREDITED YEARS      ESTIMATED     ---------------------   -----------------------
                                    OF SERVICE AT      PERCENTAGE                 BY ALL       FROM      FROM ALL
NAME OF                              RETIREMENT       OF ELIGIBLE     BY THE     ADOPTING       THE      ADOPTING
INDEPENDENT DIRECTOR                (MAXIMUM 10)      COMPENSATION     FUND        FUNDS       FUND       FUNDS
-------------------------------   ----------------   -------------   --------   ----------   --------   ---------
Michael Bozic .................          10               60.44%       $385      $18,457      $  967    $47,838
Edwin J. Garn .................          10               60.44         564       23,881         985     47,878
Wayne E. Hedien ...............           9               51.37         730       34,473         837     40,842
Dr. Manuel H. Johnson .........          10               60.44         392       19,803       1,420     70,050
Michael E. Nugent .............          10               60.44         661       32,362       1,269     62,646


----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (1) above.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


     The following owned 5% or more of the outstanding shares of Class A of the Fund as of April 8, 2003: State Street Bank and Trust Co., for benefit of ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 21.34%. The following owned 5% or more of the outstanding shares of Class D of the Fund as of April 8, 2003: MAC & Co., Mutual Funds Operations, Morgan Stanley DPSP/START Plan, PO Box 3198, Pittsburgh, PA 15230-3198 - 38.81%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Directors as a group was less than 1% of the Fund's shares of common stock outstanding.



V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; 0.425% to the portion of daily net assets exceeding
$3 billion but not exceeding $4 billion; 0.40% to the portion of daily net assets exceeding $4 billion but not exceeding $5 billion; 0.375% to the portion of daily net assets exceeding $5 billion but not exceeding $6 billion; 0.350% to the portion of daily net assets exceeding $6 billion but not exceeding $8 billion; 0.325% to the portion of daily net assets exceeding $8 billion but not exceeding $10 billion; 0.30% to the portion of daily net assets exceeding $10 billion but not exceeding $15 billion and 0.275% to the portion of daily net assets exceeding $15 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended February 28, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $49,611,170, $44,454,256 and $34,965,682, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Directors, including the Independent Directors, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Directors met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Directors weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Directors.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Directors; provided that in either event such continuance is approved annually by the vote of a majority of the Directors, including a majority of the Independent Directors.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B attributable to Class B shares issued, net of Class B shares redeemed, since the inception of the Plan.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended February 28, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).







                               2003                        2002                        2001
                    ---------------------------  -------------------------  --------------------------
Class A ..........  FSCs:(1)      $   256,156    FSCs:(1)    $  270,768     FSCs:(1)    $   343,208
                    CDSCs:        $     1,136    CDSCs:      $    1,743     CDSCs:      $     9,741

Class B ..........  CDSCs:        $ 7,218,194    CDSCs:      $9,002,713     CDSCs:      $15,730,311

Class C ..........  CDSCs:        $    23.538    CDSCs:      $   36,197     CDSCs:      $    65,973


----------
(1)   FSCs apply to Class A only.



     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended February 28, 2003, of $78,270,587. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended February 28, 2003, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $277,221 and $1,031,853, respectively, which amounts are equal to 0.23% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.


     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts.

Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Directors, including, a majority of the Independent Directors. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Directors will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Directors will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended February 28, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $1,237,829,881 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 2.18% ($27,025,565) -- advertising and promotional expenses; (ii) 0.13% ($1,660,731) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 97.68% ($1,209,143,585) -- other expenses, including the gross sales credit and the carrying charge, of which 9.72% ($117,514,469) represents carrying charges, 37.38% ($451,934,454) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 52.90% ($639,694,662) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan were service fees during the fiscal year ended February 28, 2003. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $19,666,162 as of February 28, 2003, which was equal to 0.33% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $2,803 in the case of Class C at December 31, 2002 (the end of the calendar year), which amount was equal to 0.0031% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Director has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Directors, including a majority of the Independent Directors, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Directors requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors, including each of the Independent Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Directors' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.


F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Directors, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended February 28, 2001, 2002 and 2003, the Fund paid a total of $4,801,392, $1,859,503 and $3,837,668, respectively, in brokerage commissions.



B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended February 28, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors, including the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended February 28, 2001, 2002 and 2003, the Fund paid a total of $337,322, $34,427 and $0, respectively, in brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended February 28, 2001, 2002 and 2003, the Fund paid a total of $326,490, $311,200 and $256,270, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended February 28, 2003, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 6.68% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 9.58% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended February 28, 2003, the Fund paid $2,914,739 in brokerage commissions in connection with transactions in the aggregate amount of $1,806,239,747 to brokers because of research services provided.



E. REGULAR BROKER-DEALERS


     During the fiscal year ended February 28, 2003, the Fund did not purchase securities issued by issuers which were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At February 28, 2003 the Fund held securities issued by Bank of America Corp. and Citigroup, Inc., with market values of $212,317,536 and $73,358,002, respectively.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The Fund is authorized to issue 500,000,000 shares of common stock of $0.01 par value for each Class. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferrable and redeemable at the option of the holder. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

     All shares of common stock are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Directors may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Fund's By-Laws. Under certain circumstances the Directors may be removed by action of the Directors. In addition, under certain circumstances the shareholders may call a meeting to remove the Directors and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the

Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.


     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption, for tax purposes, generally will result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Fund shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."



XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:


       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                        PERIOD ENDING FEBRUARY 28, 2003






                     INCEPTION
CLASS                  DATE         1 YEAR        5 YEARS      10 YEARS     LIFE OF FUND
-----------------   ----------   ------------   -----------   ----------   -------------
Class A .........   07/28/97         -27.67%        -4.94%           -          -2.60%
Class B .........   03/30/81         -27.93%        -4.80%        6.26%             -
Class C .........   07/28/97         -25.00%        -4.62%           -          -2.38%
Class D .........   07/28/97         -23.50%        -3.68%           -          -1.43%



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:


          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDING FEBRUARY 28, 2003




                     INCEPTION
CLASS                  DATE         1 YEAR        5 YEARS      10 YEARS     LIFE OF FUND
-----------------   ----------   ------------   -----------   ----------   -------------
Class A .........   07/28/97         -23.66%        -3.90%           -          -1.66%
Class B .........   03/30/81         -24.27%        -4.52%        6.26%             -
Class C .........   07/28/97         -24.26%        -4.62%           -          -2.38%
Class D .........   07/28/97         -23.50%        -3.68%           -          -1.43%



     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:


         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDING FEBRUARY 28, 2003



                     INCEPTION
CLASS                  DATE         1 YEAR         5 YEARS      10 YEARS     LIFE OF FUND
-----------------   ----------   ------------   ------------   ----------   -------------
Class A .........   07/28/97         -23.66%        -18.06%           -          -8.92%
Class B .........   03/30/81         -24.27%        -20.63%       83.59%             -
Class C .........   07/28/97         -24.26%        -21.05%           -         -12.61%
Class D .........   07/28/97         -23.50%        -17.09%           -          -7.71%



     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown or declined to the following amounts at February 28, 2003:







                                     INVESTMENT AT INCEPTION OF:
                     INCEPTION   -----------------------------------
CLASS                  DATE       $10,000      $50,000     $100,000
-----------------   ----------   ---------   ----------   ----------
Class A .........   07/28/97     $8,630      $43,718      $88,348
Class B .........   03/30/81     98,861      494,305      988,610
Class C .........   07/28/97      8,739       43,695       87,390
Class D .........   07/28/97      9,229       46,145       92,290



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:


  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS B

                        PERIOD ENDING FEBRUARY 28, 2003




                                                          INCEPTION
CALCULATION METHODOLOGY                                     DATE         1 YEAR        5 YEARS      10 YEARS
------------------------------------------------------   ----------   ------------   -----------   ---------
After taxes on distributions .........................   03/30/81         -28.57%        -6.16%       5.02%
After taxes on distributions and redemptions .........   03/30/81         -16.68%        -3.66%       5.03%


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     EXPERTS. The financial statements of the Fund for the fiscal year ended February 28, 2003 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Dividend Growth Securities Inc.
Portfolio of Investments [ ] February 28, 2003





      NUMBER
        OF
      SHARES                                                VALUE
----------------------------------------------------------------------
                     Common Stocks (99.4%)
                     Aerospace & Defense (1.0%)
1,293,000            Goodrich Corp. .................   $19,873,410
  495,415            Northrop Grumman Corp. .........    42,952,480
                                                        -----------
                                                         62,825,890
                                                        -----------
                     Aluminum (3.4%)
3,323,700            Alcan Aluminum Ltd. (Canada) ...    94,459,554
6,433,000            Alcoa, Inc. ....................   131,876,500
                                                        -----------
                                                        226,336,054
                                                        -----------
                     Apparel/Footwear (1.3%)
2,433,600            VF Corp. .......................    82,377,360
                                                        -----------
                     Auto Parts: O.E.M. (2.8%)
3,179,900            Delphi Corp. ...................    24,580,627
2,044,200            Johnson Controls, Inc. .........   159,365,832
                                                        -----------
                                                        183,946,459
                                                        -----------
                     Beverages: Non-Alcoholic (2.2%)
3,553,000            Coca-Cola Co. (The) ............   142,901,660
                                                        -----------
                     Chemicals: Agricultural (0.1%)
  581,199            Monsanto Co. ...................     9,543,288
                                                        -----------
                     Chemicals: Major Diversified (3.8%)
4,453,400            Dow Chemical Co. (The) .........   121,577,820
3,545,700            Du Pont (E.I.) de Nemours
                       & Co., Inc. ..................   130,020,819
                                                        -----------
                                                        251,598,639
                                                        -----------
                     Computer Processing
                     Hardware (0.7%)
2,828,400            Hewlett-Packard Co. ............    44,830,140
                                                        -----------
                     Discount Stores (2.4%)
5,513,400            Target Corp. ...................   157,958,910
                                                        -----------
                     Electric Utilities (5.4%)
3,407,000            Exelon Corp. ...................   167,454,050
2,031,200            FirstEnergy Corp. ..............    59,920,400
2,287,600            FPL Group, Inc. ................   128,128,476
                                                        -----------
                                                        355,502,926
                                                        -----------


      NUMBER
        OF
      SHARES                                                VALUE
----------------------------------------------------------------------
                     Electronics/Appliances (1.3%)
1,720,300            Whirlpool Corp. ................   $84,741,978
                                                        -----------
                     Finance/Rental/Leasing (3.3%)
2,822,900            Fannie Mae .....................   180,947,890
2,703,400            MBNA Corp. .....................    37,442,090
                                                        -----------
                                                        218,389,980
                                                        -----------
                     Financial Conglomerates (2.5%)
2,200,300            Citigroup, Inc. ................    73,358,002
4,081,800            J.P. Morgan Chase & Co. ........    92,575,224
                                                        -----------
                                                        165,933,226
                                                        -----------
                     Food Distributors (2.0%)
2,828,900            Supervalu, Inc. ................    39,378,288
3,350,400            SYSCO Corp. ....................    90,862,848
                                                        -----------
                                                        130,241,136
                                                        -----------
                     Food: Major Diversified (2.2%)
3,738,400            PepsiCo, Inc. ..................   143,255,488
                                                        -----------
                     Forest Products (1.9%)
2,530,900            Weyerhaeuser Co. ...............   126,165,365
                                                        -----------
                     Home Improvement Chains (0.9%)
2,541,500            Home Depot, Inc. (The) .........    59,598,175
                                                        -----------
                     Household/Personal Care (7.2%)
3,424,400            Avon Products, Inc. ............   178,068,800
2,555,200            Kimberly-Clark Corp. ...........   117,104,816
2,195,800            Procter & Gamble Co. (The)......   179,748,188
                                                        -----------
                                                        474,921,804
                                                        -----------
                     Industrial Conglomerates (8.6%)
1,297,600            3M Co. .........................   162,680,112
4,964,400            General Electric Co. ...........   119,393,820
4,073,200            Honeywell International, Inc. ..    93,235,548
3,212,300            United Technologies Corp. ......   188,176,534
                                                        -----------
                                                        563,486,014
                                                        -----------
                     Industrial Specialties (1.0%)
1,487,900            PPG Industries, Inc. ...........    69,038,560
                                                        -----------


                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
Portfolio of Investments [ ] February 28, 2003 continued





      NUMBER
        OF
      SHARES                                                    VALUE
---------------------------------------------------------------------------
                     Information Technology
                       Services (2.5%)
2,141,400            International Business
                       Machines Corp. ..................   $ 166,922,130
                                                           -------------
                     Integrated Oil (7.5%)
4,283,200            BP PLC (ADR) (United Kingdom) .....     163,232,752
5,499,800            Exxon Mobil Corp. .................     187,103,196
3,601,800            Royal Dutch Petroleum Co.
                       (NY Registered Shares)
                       (Netherlands) ...................     142,883,406
                                                           -------------
                                                             493,219,354
                                                           -------------
                     Life/Health Insurance (3.8%)
3,281,500            Jefferson-Pilot Corp. .............     123,712,550
4,380,500            Lincoln National Corp. ............     124,099,565
                                                           -------------
                                                             247,812,115
                                                           -------------
                     Major Banks (5.2%)
3,066,400            Bank of America Corp. .............     212,317,536
4,818,400            KeyCorp ...........................     114,340,632
  344,400            PNC Financial Services Group ......      15,473,892
                                                           -------------
                                                             342,132,060
                                                           -------------
                     Major Telecommunications (2.6%)
4,964,400            Verizon Communications Inc. .......     171,668,952
                                                           -------------
                     Motor Vehicles (1.8%)
1,394,400            DaimlerChrysler AG (Germany) ......      42,626,808
2,235,100            General Motors Corp. ..............      75,479,327
                                                           -------------
                                                             118,106,135
                                                           -------------
                     Multi-Line Insurance (0.3%)
  386,900            American International
                       Group, Inc. .....................      19,070,301
                                                           -------------
                     Office Equipment/Supplies (2.1%)
4,477,700            Pitney Bowes, Inc. ................     138,987,808
                                                           -------------
                     Oil & Gas Production (0.5%)
  745,200            Kerr-McGee Corp. ..................      30,732,048
                                                           -------------


      NUMBER
        OF
      SHARES                                                    VALUE
---------------------------------------------------------------------------
                     Oil Refining/Marketing (0.1%)
  383,500            Marathon Oil Corp. ................   $   8,855,015
   23,500            Sunoco, Inc. ......................         831,665
                                                           -------------
                                                               9,686,680
                                                           -------------
                     Pharmaceuticals: Major (10.1%)
5,214,400            Bristol-Myers Squibb Co. ..........     121,495,520
2,484,400            Merck & Co., Inc. .................     131,052,100
3,407,000            Pharmacia Corp. ...................     140,777,240
5,548,500            Schering-Plough Corp. .............      99,983,970
4,963,400            Wyeth .............................     174,959,850
                                                           -------------
                                                             668,268,680
                                                           -------------
                     Property - Casualty Insurers (0.5%)
1,672,800            Travelers Property Casualty
                       Corp. (Class A) .................      26,179,320
  237,600            Travelers Property Casualty
                       Corp. (Class B) .................       3,777,840
                                                           -------------
                                                              29,957,160
                                                           -------------
                     Pulp & Paper (1.7%)
1,805,400            International Paper Co. ...........      63,243,162
2,030,700            Meadwestvaco Corp. ................      47,091,933
                                                           -------------
                                                             110,335,095
                                                           -------------
                     Railroads (2.6%)
4,429,100            Burlington Northern Santa
                       Fe Corp. ........................     110,727,500
2,270,700            CSX Corp. .........................      60,991,002
                                                           -------------
                                                             171,718,502
                                                           -------------
                     Tobacco (0.7%)
1,158,600            Altria Group, Inc. ................      44,779,890
                                                           -------------
                     Trucks/Construction/Farm
                     Machinery (3.4%)
1,461,400            Caterpillar, Inc. .................      68,685,800
3,833,500            Deere & Co. .......................     158,630,230
                                                           -------------
                                                             227,316,030
                                                           -------------
                     Total Common Stocks
                     (Cost $3,467,694,417)..............   6,544,305,992
                                                           -------------


                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
Portfolio of Investments [ ] February 28, 2003 continued



 PRINCIPAL
   AMOUNT
     IN
 THOUSANDS                                         VALUE
------------------------------------------------------------
              Short-Term Investment (0.4%)
              Repurchase Agreement
$27,648       Joint repurchase agreement
                account 1.36% due
                03/03/03 (dated
                02/28/03; proceeds
                $27,651,133) (a)
                (Cost $27,648,000) ........   $27,648,000
                                              -----------




Total Investments
(Cost $3,495,342,417) (b).....   99.8 %        6,571,953,992
Other Assets in Excess of
Liabilities ..................   0.2              11,549,736
                                 ---           -------------
Net Assets ...................   100.0 %      $6,583,503,728
                                 ======       ==============



---------------------------
ADR    American Depository Receipt.

(a)    Collateralized by federal agency and U.S. Treasury obligations.

(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,275,643,755 and the aggregate gross unrealized depreciation is $199,032,180, resulting in net unrealized appreciation of $3,076,611,575.



                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
February 28, 2003





Assets:
Investments in securities, at value
 (cost $3,495,342,417)....................................................     $ 6,571,953,992
Receivable for:
  Dividends ..............................................................          23,935,302
  Investments sold .......................................................          17,022,291
  Capital stock sold .....................................................           2,777,144
Prepaid expenses and other assets ........................................             125,319
                                                                               ---------------
  Total Assets ...........................................................       6,615,814,048
                                                                               ---------------
Liabilities:
Payable for:
  Investments purchased ..................................................          16,823,917
  Capital stock redeemed .................................................           8,052,171
  Distribution fee .......................................................           4,792,906
  Investment management fee ..............................................           2,227,278
Accrued expenses and other payables ......................................             414,048
                                                                               ---------------
  Total Liabilities ......................................................          32,310,320
                                                                               ---------------
  Net Assets .............................................................     $ 6,583,503,728
                                                                               ===============
Composition of Net Assets:
Paid-in-capital ..........................................................     $ 3,313,978,150
Net unrealized appreciation ..............................................       3,076,611,575
Accumulated undistributed net investment income ..........................          24,473,032
Accumulated undistributed net realized gain ..............................         168,440,971
                                                                               ---------------
  Net Assets .............................................................     $ 6,583,503,728
                                                                               ===============
Class A Shares:
Net Assets ...............................................................     $   104,418,750
Shares Outstanding (500,000,000 shares authorized, $.01 par value)........           3,070,137
  Net Asset Value Per Share ..............................................     $         34.01
                                                                               ===============
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ........................     $         35.89
                                                                               ===============
Class B Shares:
Net Assets ...............................................................     $ 6,020,241,883
Shares Outstanding (500,000,000 shares authorized, $.01 par value)........         176,860,245
  Net Asset Value Per Share ..............................................     $         34.04
                                                                               ===============
Class C Shares:
Net Assets ...............................................................     $    82,544,417
Shares Outstanding (500,000,000 shares authorized, $.01 par value)........           2,433,559
  Net Asset Value Per Share ..............................................     $         33.92
                                                                               ===============
Class D Shares:
Net Assets ...............................................................     $   376,298,678
Shares Outstanding (500,000,000 shares authorized, $.01 par value)........          11,059,292
  Net Asset Value Per Share ..............................................     $         34.03
                                                                               ===============


                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended February 28, 2003





Net Investment Income:
Income
Dividends (net of $2,567,712 foreign withholding tax).........    $    207,647,151
Interest .....................................................           1,000,191
                                                                  ----------------
  Total Income ...............................................         208,647,342
                                                                  ----------------
Expenses
Distribution fee (Class A shares) ............................             277,221
Distribution fee (Class B shares) ............................          78,270,587
Distribution fee (Class C shares) ............................           1,031,853
Investment management fee ....................................          34,965,682
Transfer agent fees and expenses .............................           9,614,762
Shareholder reports and notices ..............................             451,914
Custodian fees ...............................................             357,785
Registration fees ............................................             138,825
Professional fees ............................................              59,738
Directors' fees and expenses .................................              50,539
Other ........................................................              44,053
                                                                  ----------------
  Total Expenses .............................................         125,262,959
                                                                  ----------------
  Net Investment Income ......................................          83,384,383
                                                                  ----------------
Net Realized and Unrealized Gain (Loss):
Net realized gain ............................................         168,461,681
Net change in unrealized appreciation ........................      (2,624,203,210)
                                                                  ----------------
  Net Loss ...................................................      (2,455,741,529)
                                                                  ----------------
Net Decrease .................................................    $ (2,372,357,146)
                                                                  ================






                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets






                                                                                    FOR THE YEAR         FOR THE YEAR
                                                                                       ENDED                 ENDED
                                                                                 FEBRUARY 28, 2003     FEBRUARY 28, 2002
                                                                                -------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income .......................................................    $     83,384,383      $     85,746,909
Net realized gain ...........................................................         168,461,681           500,598,963
Net change in unrealized appreciation .......................................      (2,624,203,210)       (1,352,563,468)
                                                                                 ----------------      ----------------
  Net Decrease ..............................................................      (2,372,357,146)         (766,217,596)
                                                                                 ----------------      ----------------
Dividends and Distributions to Shareholders from:
Net investment income
  Class A shares ............................................................          (2,241,425)           (2,783,320)
  Class B shares ............................................................         (77,556,153)          (69,875,706)
  Class C shares ............................................................          (1,055,263)           (1,014,430)
  Class D shares ............................................................          (8,637,871)           (7,472,548)
Net realized gain
  Class A shares ............................................................          (2,997,124)           (9,765,004)
  Class B shares ............................................................        (197,956,757)         (560,593,722)
  Class C shares ............................................................          (2,584,634)           (6,922,405)
  Class D shares ............................................................         (10,202,124)          (23,888,388)
                                                                                 ----------------      ----------------
  Total Dividends and Distributions .........................................        (303,231,351)         (682,315,523)
                                                                                 ----------------      ----------------
Net decrease from capital stock transactions ................................      (1,356,525,019)         (541,171,887)
                                                                                 ----------------      ----------------
  Net Decrease ..............................................................      (4,032,113,516)       (1,989,705,006)
Net Assets:
Beginning of period .........................................................      10,615,617,244        12,605,322,250
                                                                                 ----------------      ----------------
End of Period
(Including accumulated undistributed net investment income of $24,473,032 and
 $30,579,334, respectively)..................................................    $  6,583,503,728      $ 10,615,617,244
                                                                                 ================      ================


                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
NOTES TO FINANCIAL STATEMENTS [ ] FEBRUARY 28, 2003


1. Organization and Accounting Policies

Morgan Stanley Dividend Growth Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors; (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the

Morgan Stanley Dividend Growth Securities Inc.
NOTES TO FINANCIAL STATEMENTS [ ] FEBRUARY 28, 2003 CONTINUED


identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. Investment Management Agreement

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; 0.425% to the portion of daily net assets exceeding $3 billion but not exceeding $4 billion; 0.40% to the portion of daily net assets exceeding $4 billion but not exceeding $5 billion; 0.375% to the portion of daily net assets exceeding $5 billion but not exceeding $6 billion; 0.35% to the portion of daily net assets exceeding $6 billion but not exceeding $8 billion; 0.325% to the portion of daily net assets

Morgan Stanley Dividend Growth Securities Inc.
NOTES TO FINANCIAL STATEMENTS [ ] FEBRUARY 28, 2003 CONTINUED


exceeding $8 billion but not exceeding $10 billion; 0.30% to the portion of daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.275% to the portion of daily net assets exceeding $15 billion.


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $19,666,162 at February 28, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended February 28, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $1,136, $7,218,194 and $23,538, respectively and received $256,156 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Dividend Growth Securities Inc.
NOTES TO FINANCIAL STATEMENTS [ ] FEBRUARY 28, 2003 CONTINUED


4. Security Transactions and Transactions with Affiliates

The cost of purchases and the proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2003 aggregated $555,872,614 and $1,986,837,983, respectively. Included in the aforementioned transactions are purchases of $8,986,500 and sales of $2,623,000 for portfolio transactions with other Morgan Stanley funds, including a net realized gain of $1,757,431.

For the year ended February 28, 2003, the Fund incurred brokerage commissions of $256,270 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended February 28, 2003 included in Directors' fees and expenses in the Statement of Operations amounted to $7,374. At February 28, 2003, the Fund had an accrued pension liability of $60,251, which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 2003, the Fund had transfer agent fees and expenses payable of approximately $36,000.


5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

Morgan Stanley Dividend Growth Securities Inc.
NOTES TO FINANCIAL STATEMENTS [ ] FEBRUARY 28, 2003 CONTINUED


The tax character of distributions paid was as follows:






                                              FOR THE YEAR         FOR THE YEAR
                                                 ENDED                 ENDED
                                           FEBRUARY 28, 2003     FEBRUARY 28, 2002
                                          -------------------   ------------------
Ordinary income .......................     $   89,490,712         $ 82,596,164
Long-term capital gains ...............        213,740,639          599,719,359
                                            --------------         ------------
Total distributions ...................     $  303,231,351         $682,315,523
                                            ==============         ============

As of February 28, 2003, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income .........     $   24,533,283
Undistributed long-term gains .........        168,440,971
                                            --------------
Net accumulated earnings ..............        192,974,254
Temporary differences .................            (60,251)
Net unrealized appreciation ...........      3,076,611,575
                                            --------------
Total accumulated earnings ............     $3,269,525,578
                                            ==============



As of February 28, 2003, the Fund had temporary book/tax differences attributable to a non-deductible expense.

Morgan Stanley Dividend Growth Securities Inc.
NOTES TO FINANCIAL STATEMENTS [ ] FEBRUARY 28, 2003 CONTINUED


6. Capital Stock

Transactions in capital stock were as follows:







                                                                  FOR THE YEAR                        FOR THE YEAR
                                                                     ENDED                                ENDED
                                                               FEBRUARY 28, 2003                    FEBRUARY 28, 2002
                                                      ------------------------------------ -----------------------------------
                                                           SHARES             AMOUNT            SHARES            AMOUNT
                                                      ---------------- ------------------- --------------- -------------------
CLASS A SHARES
Sold ................................................        807,118    $     31,752,569       1,853,136    $     87,205,199
Reinvestment of dividends and distributions .........        106,190           4,371,930         241,094          11,509,496
Redeemed ............................................       (970,871)        (38,277,429)     (3,213,151)       (148,457,471)
                                                            --------    ----------------      ----------    ----------------
Net decrease - Class A ..............................        (57,563)         (2,152,930)     (1,118,921)        (49,742,776)
                                                            --------    ----------------      ----------    ----------------
CLASS B SHARES
Sold ................................................      9,619,119         386,653,422      14,258,875         702,654,795
Reinvestment of dividends and distributions .........      6,030,065         248,999,928      12,074,663         575,026,673
Redeemed ............................................    (51,108,510)     (2,008,751,524)    (38,995,126)     (1,883,819,908)
                                                         -----------    ----------------     -----------    ----------------
Net decrease - Class B ..............................    (35,459,326)     (1,373,098,174)    (12,661,588)       (606,138,440)
                                                         -----------    ----------------     -----------    ----------------
CLASS C SHARES
Sold ................................................        492,590          19,786,226         656,729          32,237,834
Reinvestment of dividends and distributions .........         84,072           3,456,704         160,212           7,598,604
Redeemed ............................................       (841,485)        (33,132,034)       (775,439)        (37,390,096)
                                                         -----------    ----------------     -----------    ----------------
Net increase (decrease) - Class C ...................       (264,823)         (9,889,104)         41,502           2,446,342
                                                         -----------    ----------------     -----------    ----------------
CLASS D SHARES
Sold ................................................      3,402,262         136,185,393       4,712,582         228,576,094
Reinvestment of dividends and distributions .........        433,093          17,658,220         631,010          29,749,007
Redeemed ............................................     (3,110,440)       (125,228,424)     (3,062,922)       (146,062,114)
                                                         -----------    ----------------     -----------    ----------------
Net increase - Class D ..............................        724,915          28,615,189       2,280,670         112,262,987
                                                         -----------    ----------------     -----------    ----------------
Net decrease in Fund ................................    (35,056,797)   $ (1,356,525,019)    (11,458,337)   $   (541,171,887)
                                                         ===========    ================     ===========    ================

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of capital stock outstanding throughout each period:






                                                       FOR THE YEAR ENDED FEBRUARY 28,
                                                       -------------------------------
                                                             2003            2002
                                                       --------------- ---------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period .................         $46.44          $52.54
                                                            ----------      ----------
Income (loss) from investment operations:
 Net investment income[+/+] ..........................           0.68            0.71
 Net realized and unrealized gain (loss) .............         (11.41)          (3.51)
                                                            ----------      ----------
Total income (loss) from investment operations .......         (10.73)          (2.80)
                                                            ----------      ----------
Less dividends and distributions from:
 Net investment income ...............................          (0.72)          (0.70)
 Net realized gain ...................................          (0.98)          (2.60)
                                                            ----------      ----------
Total dividends and distributions ....................          (1.70)          (3.30)
                                                            ----------      ----------
Net asset value, end of period .......................      $   34.01          $46.44
                                                            ==========      ==========
Total Return+ ........................................         (23.66)%        ( 5.35)%
Ratios to Average Net Assets(1):
Expenses .............................................           0.77 %          0.73 %
Net investment income ................................           1.69 %          1.46 %
Supplemental Data:
Net assets, end of period, in thousands ..............       $104,419        $145,257
Portfolio turnover rate ..............................              7 %             0 %



                                                              FOR THE YEAR ENDED FEBRUARY 28,
                                                       ---------------------------------------------
                                                            2001           2000*           1999
                                                       -------------- --------------- --------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period .................     $   50.11          $60.22         $58.39
                                                           ---------       ----------     ---------
Income (loss) from investment operations:
 Net investment income|P^ ............................          0.84            0.94           1.05
 Net realized and unrealized gain (loss) .............          8.35           (7.75)          3.58
                                                           ---------       ----------     ---------
Total income (loss) from investment operations .......          9.19           (6.81)          4.63
                                                           ---------       ----------     ---------
Less dividends and distributions from:
 Net investment income ...............................         (0.92)          (0.99)         (1.02)
 Net realized gain ...................................         (5.84)          (2.31)         (1.78)
                                                           ----------      ----------     ----------
Total dividends and distributions ....................         (6.76)          (3.30)         (2.80)
                                                           ----------      ----------     ----------
Net asset value, end of period .......................     $   52.54          $50.11         $60.22
                                                           ==========      ==========     ==========
Total Return\^ .......................................         19.31%         (12.07)%         8.10%
Ratios to Average Net Assets(1):
Expenses .............................................          0.73%           0.67 %         0.64%
Net investment income ................................          1.57%           1.52 %         1.76%
Supplemental Data:
Net assets, end of period, in thousands ..............      $223,106        $214,669       $227,457
Portfolio turnover rate ..............................             1%              4 %           13%



-----------
*      Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL HIGHLIGHTS continued






                                                                FOR THE YEAR ENDED FEBRUARY 28,
                                        --------------------------------------------------------------------------------
                                              2003            2002            2001            2000*            1999
                                        --------------- --------------- --------------- ---------------- ---------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of
period ................................         $46.46          $52.54          $50.10          $60.18          $58.36
                                             ----------      ----------      ----------       ---------       ---------
Income (loss) from investment
operations:
 Net investment income[+/+] ...........           0.37            0.34            0.47            0.64            0.77
 Net realized and unrealized gain
  (loss) ..............................         (11.41)          (3.50)           8.35           (7.73)           3.58
                                             ----------      ----------      ----------       ---------       ---------
Total income (loss) from
investment operations .................         (11.04)          (3.16)           8.82           (7.09)           4.35
                                             ----------      ----------      ----------       ---------       ---------
Less dividends and distributions
from:
 Net investment income ................          (0.40)          (0.32)          (0.54)          (0.68)          (0.75)
 Net realized gain ....................          (0.98)          (2.60)          (5.84)          (2.31)          (1.78)
                                             ----------      ----------      ----------       ---------       ---------
Total dividends and distributions .....          (1.38)          (2.92)          (6.38)          (2.99)          (2.53)
                                             ----------      ----------      ----------       ---------       ---------
Net asset value, end of period ........         $34.04      $    46.46          $52.54          $50.10          $60.18
                                             ==========      ==========      ==========       =========       =========
Total Return+.........................          (24.27)%         (6.06)%         18.48 %        (12.49)%          7.59 %
Ratios to Average Net Assets(1):
Expenses ..............................           1.54 %          1.49 %                      1.421.15 %          1.11%
Net investment income .................           0.92 %          0.70 %                      0.881.04 %          1.29%
Supplemental Data:
Net assets, end of period, in
thousands .............................     $6,020,242      $9,865,150     $11,819,378     $12,869,283     $18,060,848
Portfolio turnover rate ...............              7 %             0 %             1%              4 %            13%



-----------
*      Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL HIGHLIGHTS continued






                                                        FOR THE YEAR ENDED FEBRUARY
                                                                    28,
                                                       -----------------------------
                                                            2003           2002
                                                       ------------- ---------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period .................     $46.32            $52.44
                                                          --------        ----------
Income (loss) from investment operations:
 Net investment income[+/+] ..........................       0.37              0.35
 Net realized and unrealized gain (loss) .............     (11.38)            (3.49)
                                                          --------        ----------
Total income (loss) from investment operations .......     (11.01)            (3.14)
                                                          --------        ----------
Less dividends and distributions from:
 Net investment income ...............................      (0.41)            (0.38)
 Net realized gain ...................................      (0.98)            (2.60)
                                                          --------        ----------
Total dividends and distributions ....................      (1.39)            (2.98)
                                                          --------        ----------
Net asset value, end of period .......................     $33.92        $    46.32
                                                          ========        ==========
Total Return+ ........................................     (24.26)%           (6.05)%
Ratios to Average Net Assets(1):
Expenses .............................................       1.54 %            1.48 %
Net investment income ................................       0.92 %            0.71 %
Supplemental Data:
Net assets, end of period, in thousands ..............    $82,544          $124,976
Portfolio turnover rate ..............................          7 %               0 %



                                                              FOR THE YEAR ENDED FEBRUARY 28,
                                                       ---------------------------------------------
                                                            2001           2000*           1999
                                                       -------------- --------------- --------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period .................      $49.96            $60.02       $58.28
                                                         ---------         ----------   ---------
Income (loss) from investment operations:
 Net investment income[+/+] ..........................        0.50              0.47         0.59
 Net realized and unrealized gain (loss) .............        8.32             (7.70)        3.56
                                                         ---------         ----------   ---------
Total income (loss) from investment operations .......        8.82             (7.23)        4.15
                                                         ---------         ----------   ---------
Less dividends and distributions from:
 Net investment income ...............................       (0.50)            (0.52)       (0.63)
 Net realized gain ...................................       (5.84)            (2.31)       (1.78)
                                                         ----------        ----------   ----------
Total dividends and distributions ....................       (6.34)            (2.83)       (2.41)
                                                         ----------        ----------   ----------
Net asset value, end of period .......................      $52.44            $49.96       $60.02
                                                         ==========        ==========   ==========
Total Return+ ........................................       18.54%           (12.73)%       7.26%
Ratios to Average Net Assets(1):
Expenses .............................................        1.37%             1.43 %       1.43%
Net investment income ................................        0.93%             0.76 %       0.97%
Supplemental Data:
Net assets, end of period, in thousands ..............    $139,320          $135,496     $144,425
Portfolio turnover rate ..............................           1%                4 %         13%



-----------
*      Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
FINANCIAL HIGHLIGHTS continued






                                                       FOR THE YEAR ENDED FEBRUARY 28,
                                                       -------------------------------
                                                             2003            2002
                                                       --------------- ---------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period .................         $46.47          $52.59
                                                            ----------      ----------
Income (loss) from investment operations:
 Net investment income[+/+] ..........................           0.77            0.83
 Net realized and unrealized gain (loss) .............         (11.41)          (3.53)
                                                            ----------      ----------
Total income (loss) from investment operations .......         (10.64)          (2.70)
                                                            ----------      ----------
Less dividends and distributions from:
 Net investment income ...............................          (0.82)          (0.82)
 Net realized gain ...................................          (0.98)          (2.60)
                                                            ----------      ----------
Total dividends and distributions ....................          (1.80)          (3.42)
                                                            ----------      ----------
Net asset value, end of period .......................         $34.03          $46.47
                                                            ==========      ==========
Total Return+ ........................................         (23.50)%        ( 5.10)%
Ratios to Average Net Assets(1):
Expenses .............................................           0.54 %          0.49 %
Net investment income ................................           1.92 %          1.70 %
Supplemental Data:
Net assets, end of period, in thousands ..............       $376,299        $480,234
Portfolio turnover rate ..............................              7 %             0 %



                                                              FOR THE YEAR ENDED FEBRUARY 28,
                                                       ---------------------------------------------
                                                            2001           2000*           1999
                                                       -------------- --------------- --------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period .................      $50.16            $60.26       $58.43
                                                         ---------         ----------   ---------
Income (loss) from investment operations:
 Net investment income[+/+] ..........................        0.97              1.09         1.17
 Net realized and unrealized gain (loss) .............        8.35             (7.76)        3.59
                                                         ---------         ----------   ---------
Total income (loss) from investment operations .......        9.32             (6.67)        4.76
                                                         ---------         ----------   ---------
Less dividends and distributions from:
 Net investment income ...............................       (1.05)            (1.12)       (1.15)
 Net realized gain ...................................       (5.84)            (2.31)       (1.78)
                                                         ----------        ----------   ----------
Total dividends and distributions ....................       (6.89)            (3.43)       (2.93)
                                                         ----------        ----------   ----------
Net asset value, end of period .......................      $52.59            $50.16       $60.26
                                                         ==========        ==========   ==========
Total Return+ ........................................       19.60%           (11.85)%       8.33%
Ratios to Average Net Assets(1):
Expenses .............................................        0.48%             0.43 %       0.43%
Net investment income ................................        1.82%             1.76 %       1.97%
Supplemental Data:
Net assets, end of period, in thousands ..............    $423,519          $405,246     $488,987
Portfolio turnover rate ..............................           1%                4 %         13%



-----------
*      Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Dividend Growth Securities Inc.
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Morgan Stanley Dividend Growth Securities Inc.:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dividend Growth Securities Inc. (the "Fund"), including the portfolio of investments, as of February 28, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dividend Growth Securities Inc. as of February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
April 9, 2003


                      2003 Federal Tax Notice (unaudited)

      During the fiscal year ended February 28, 2003, the Fund paid to its shareholders $0.98 per share from long-term capital gains. For such period, 100% of the income dividends paid qualified for the dividends received deduction available to corporations.

STATEMENT OF ADDITIONAL INFORMATION                     MORGAN STANLEY
                                                        EQUITY FUND
JULY 30, 2003

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated July 30, 2003) for the Morgan Stanley Equity Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley Equity Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.     Fund History................................................         4
II.    Description of the Fund and Its Investments and Risks.......         4
            A.  Classification.....................................         4
            B.  Investment Strategies and Risks....................         4
            C.  Fund Policies/Investment Restrictions..............        13
III.   Management of the Fund......................................        15
            A.  Board of Trustees..................................        15
            B.  Management Information.............................        15
            C.  Compensation.......................................        21
IV.    Control Persons and Principal Holders of Securities.........        22
V.     Investment Management and Other Services....................        23
            A.  Investment Manager and Sub-Advisor.................        23
            B.  Principal Underwriter..............................        24
            C.  Services Provided by the Investment Manager and the
                Sub-Advisor........................................        24
            D.  Dealer Reallowances................................        25
            E.  Rule 12b-1 Plan....................................        25
            F.  Other Service Providers............................        29
            G.  Codes of Ethics....................................        30
VI.    Brokerage Allocation and Other Practices....................        30
            A.  Brokerage Transactions.............................        30
            B.  Commissions........................................        30
            C.  Brokerage Selection................................        31
            D.  Directed Brokerage.................................        31
            E.  Regular Broker-Dealers.............................        32
VII.   Capital Stock and Other Securities..........................        32
VIII.  Purchase, Redemption and Pricing of Shares..................        33
            A.  Purchase/Redemption of Shares......................        33
            B.  Offering Price.....................................        33
IX.    Taxation of the Fund and Shareholders.......................        34
X.     Underwriters................................................        36
XI.    Calculation of Performance Data.............................        36
XII.   Financial Statements........................................        38
XIII.  Proxy Voting Policy and Procedures.........................    Appendix A


                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian"--The Bank of New York.

     "Distributor"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors"--Morgan Stanley authorized financial services representatives.

     "Fund"--Morgan Stanley Equity Fund, a registered open-end investment company.

     "Independent Trustees"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley & Co."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds"--Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Sub-Advisor"--Morgan Stanley Investments LP (formerly Miller Andersen & Sherrerd, LLP), an indirect subsidiary of Morgan Stanley.

     "Transfer Agent"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees"--The Board of Trustees of the Fund.

I.   FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 6, 1998 with the name Morgan Stanley Dean Witter Equity Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Equity Fund.

II.   DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A.  CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is total return.

B.  INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

     Stock Index Options. The Fund may invest in options on stock indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Risks of Options Transactions. The successful use of options depends on the ability of the Sub-Advisor to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and/or Sub-Advisor. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

     SPDRS. The Fund may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock.

     SPDRs have the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDRs' expenses.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents, U.S. government securities or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege.

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds". Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may invest in warrants and subscription rights. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C.  FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

          1. Seek total return.

     The Fund may not:

          1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States government, its agencies or instrumentalities) except that the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund (a "Qualifying Portfolio").

          2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio.

          3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

          4. Purchase or sell real estate or interests therein although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

          5. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

          6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

          7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the Fund and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

          8. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money; or (c) lending portfolio securities.

          9. Make loans of money or securities, except by investment in repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by the Fund is not deemed to be a loan.)

          10. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell interest rate, currency and stock and bond index futures contracts or options thereon.

          11. Make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

          12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

          13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

          14. Invest for the purpose of exercising control or management of any other issuer.

     In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

III.   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A.  BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B.  MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent Trustees". The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

                                                                                     NUMBER
                                                                                       OF
                                                                                   PORTFOLIOS
                                                                                    IN FUND
                                                                                    COMPLEX
                            POSITION(S)    LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN      OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS OF    HELD WITH        TIME                DURING               BY                 HELD
   INDEPENDENT TRUSTEE      REGISTRANT      SERVED*            PAST 5 YEARS         TRUSTEE            BY TRUSTEE
--------------------------  -----------  --------------  ------------------------  ----------   ------------------------
Michael Bozic (62)          Trustee      Since April     Retired; Director or         123       Director of Weirton
c/o Mayer, Brown, Rowe &                 1994            Trustee of the Morgan                  Steel Corporation.
Maw LLP                                                  Stanley Funds and TCW/DW
Counsel to the Independent                               Term Trust 2003;
Trustees                                                 formerly Vice Chairman
1675 Broadway                                            of Kmart Corporation
New York, NY                                             (December 1998-October
                                                         2000), Chairman and
                                                         Chief Executive Officer
                                                         of Levitz Furniture
                                                         Corporation (November
                                                         1995-November 1998) and
                                                         President and Chief
                                                         Executive Officer of
                                                         Hills Department Stores
                                                         (May 1991-July 1995);
                                                         formerly variously
                                                         Chairman, Chief
                                                         Executive Officer,
                                                         President and Chief
                                                         Operating Officer (1987-
                                                         1991) of the Sears
                                                         Merchandise Group of
                                                         Sears, Roebuck & Co.


Edwin J. Garn (70)          Trustee      Since January   Director or Trustee of       123       Director of Franklin
c/o Summit Ventures LLC                  1993            the Morgan Stanley Funds               Covey (time management
1 Utah Center                                            and TCW/DW Term Trust                  systems), BMW Bank of
201 S. Main Street                                       2003; formerly United                  North America, Inc.
Salt Lake City, UT                                       States Senator (R-                     (industrial loan
                                                         Utah)(1974-1992) and                   corporation), United
                                                         Chairman, Senate Banking               Space Alliance (joint
                                                         Committee (1980-1986);                 venture between Lockheed
                                                         formerly Mayor of Salt                 Martin and the Boeing
                                                         Lake City, Utah                        Company) and Nuskin Asia
                                                         (1971-1974), Astronaut,                Pacific (multilevel
                                                         Space Shuttle Discovery                marketing); member of
                                                         (April 12-19, 1985) and                the board of various
                                                         Vice Chairman, Huntsman                civic and charitable
                                                         Corporation (chemical                  organizations.
                                                         company); member of the
                                                         Utah Regional Advisory
                                                         Board of Pacific Corp.


Wayne E. Hedien (69)        Trustee      Since           Retired; Director or         123       Director of The PMI
c/o Mayer, Brown, Rowe &                 September 1997  Trustee of the Morgan                  Group Inc. (private
Maw LLP                                                  Stanley Funds and TCW/DW               mortgage insurance);
Counsel to the Independent                               Term Trust 2003;                       Trustee and Vice
Trustees                                                 formerly associated with               Chairman of The Field
1675 Broadway                                            the Allstate Companies                 Museum of Natural
New York, NY                                             (1966-1994), most                      History; director of
                                                         recently as Chairman of                various other business
                                                         The Allstate Corporation               and charitable
                                                         (March 1993-December                   organizations.
                                                         1994) and Chairman and
                                                         Chief Executive Officer
                                                         of its wholly-owned
                                                         subsidiary, Allstate
                                                         Insurance Company (July
                                                         1989-December 1994).

                                                                                     NUMBER
                                                                                       OF
                                                                                   PORTFOLIOS
                                                                                    IN FUND
                                                                                    COMPLEX
                            POSITION(S)    LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN      OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS OF    HELD WITH        TIME                DURING               BY                 HELD
   INDEPENDENT TRUSTEE      REGISTRANT      SERVED*            PAST 5 YEARS         TRUSTEE            BY TRUSTEE
--------------------------  -----------  --------------  ------------------------  ----------   ------------------------


Dr. Manuel H. Johnson (54)  Trustee      Since July      Chairman of the Audit        123       Director of NVR, Inc.
c/o Johnson Smick                        1991            Committee and Director                 (home construction);
International, Inc.                                      or Trustee of the Morgan               Chairman and Trustee of
2099 Pennsylvania Avenue,                                Stanley Funds and TCW/DW               the Financial Accounting
N.W.                                                     Term Trust 2003; Senior                Foundation (oversight
Suite 950                                                Partner, Johnson Smick                 organization of the
Washington, D.C.                                         International, Inc., a                 Financial Accounting
                                                         consulting firm; Co-                   Standards Board);
                                                         Chairman and a founder                 Director of RBS
                                                         of the Group of Seven                  Greenwich Capital
                                                         Council (G7C), an                      Holdings (financial
                                                         international economic                 holding company).
                                                         commission; formerly
                                                         Vice Chairman of the
                                                         Board of Governors of
                                                         the Federal Reserve
                                                         System and Assistant
                                                         Secretary of the U.S.
                                                         Treasury.


Michael E. Nugent (67)      Trustee      Since July      Chairman of the              214       Director of various
c/o Triumph Capital, L.P.                1991            Insurance Committee and                business organizations.
445 Park Avenue                                          Director or Trustee of
New York, NY                                             the Morgan Stanley Funds
                                                         and TCW/DW Term Trust
                                                         2003; director/trustee
                                                         of various investment
                                                         companies managed by
                                                         Morgan Stanley
                                                         Investment Management
                                                         Inc. and Morgan Stanley
                                                         Investments LP (since
                                                         July 2001); General
                                                         Partner, Triumph
                                                         Capital, L.P., a private
                                                         investment partnership;
                                                         formerly Vice President,
                                                         Bankers Trust Company
                                                         and BT Capital
                                                         Corporation (1984-1988).


     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                                                                       NUMBER
                                                                                         OF
                                                                                     PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                              POSITION(S)    LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN      OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS OF     HELD WITH        TIME                DURING               BY                 HELD
     MANAGEMENT TRUSTEE       REGISTRANT      SERVED*            PAST 5 YEARS         TRUSTEE            BY TRUSTEE
----------------------------  -----------  --------------  ------------------------  ----------   ------------------------
Charles A. Fiumefreddo (70)   Chairman of  Since July      Chairman, Director or        123       None
c/o Morgan Stanley Trust      the Board,   1991            Trustee of the Morgan
Harborside Financial Center,  and Trustee                  Stanley Funds and TCW/DW
Plaza Two,                                                 Term Trust 2003;
Jersey City, NJ                                            formerly Chief Executive
                                                           Officer of the Morgan
                                                           Stanley Funds and the
                                                           TCW/DW Term Trusts
                                                           (until September 2002).

                                                                                       NUMBER
                                                                                         OF
                                                                                     PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                              POSITION(S)    LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN      OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS OF     HELD WITH        TIME                DURING               BY                 HELD
     MANAGEMENT TRUSTEE       REGISTRANT      SERVED*            PAST 5 YEARS         TRUSTEE            BY TRUSTEE
----------------------------  -----------  --------------  ------------------------  ----------   ------------------------


James F. Higgins (55)         Trustee      Since June      Director or Trustee of       123       Director of AXA
c/o Morgan Stanley Trust                   2000            the Morgan Stanley Funds               Financial, Inc. and The
Harborside Financial Center,                               and TCW/DW Term Trust                  Equitable Life Assurance
Plaza Two,                                                 2003 (since June 2000);                Society of the United
Jersey City, NJ                                            Senior Advisor of Morgan               States (financial
                                                           Stanley (since August                  services).
                                                           2000); Director of the
                                                           Distributor and Dean
                                                           Witter Realty Inc.;
                                                           previously President and
                                                           Chief Operating Officer
                                                           of the Private Client
                                                           Group of Morgan Stanley
                                                           (May 1999-August 2000),
                                                           President and Chief
                                                           Operating Officer of
                                                           Individual Securities of
                                                           Morgan Stanley (February
                                                           1997-May 1999).


Philip J. Purcell (59)        Trustee      Since April     Director or Trustee of       123       Director of American
1585 Broadway                              1994            the Morgan Stanley Funds               Airlines, Inc. and its
New York, NY                                               and TCW/DW Term Trust                  parent company, AMR
                                                           2003; Chairman of the                  Corporation.
                                                           Board of Directors and
                                                           Chief Executive Officer
                                                           of Morgan Stanley and
                                                           Morgan Stanley DW;
                                                           Director of the
                                                           Distributor; Chairman of
                                                           the Board of Directors
                                                           and Chief Executive
                                                           Officer of Novus Credit
                                                           Services Inc.; Director
                                                           and/or officer of
                                                           various Morgan Stanley
                                                           subsidiaries.

---------------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                              POSITION(S)
  NAME, AGE AND ADDRESS OF     HELD WITH        LENGTH OF                    PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER        REGISTRANT       TIME SERVED                            PAST 5 YEARS
----------------------------  -----------  -------------------  --------------------------------------------------------
Mitchell M. Merin (49)        President    Since May 1999       President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                     Investment Management; President, Director and Chief
New York, NY                                                    Executive Officer of the Investment Manager and Morgan
                                                                Stanley Services; Chairman, Chief Executive Officer and
                                                                Director of the Distributor; Chairman and Director of
                                                                the Transfer Agent; Director of various Morgan Stanley
                                                                subsidiaries; President (since May 1999) of the Morgan
                                                                Stanley Funds and TCW/DW Term Trust 2003; Trustee (since
                                                                December 1999) and President and Chief Executive Officer
                                                                (since October 2002) of the Van Kampen Open-End Funds
                                                                and President and Chief Executive Officer (since
                                                                December 2002) of the Van Kampen Closed-End Funds, Chief
                                                                Executive Officer (September 2002-April 2003) and Vice
                                                                President (May 1997-April 1999) of the Morgan Stanley
                                                                Funds and the TCW/DW Term Trusts.

Barry Fink (48)               Vice         Since February 1997  General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas   President,                        (since December 2000) of Morgan Stanley Investment
New York, NY                  Secretary                         Management; Managing Director (since December 2000), and
                              and                               Director (since July 1998) of the Investment Manager and
                              General                           Morgan Stanley Services; Assistant Secretary of Morgan
                              Counsel                           Stanley DW; Vice President, Secretary and General
                                                                Counsel of the Morgan Stanley Funds and TCW/DW Term
                                                                Trust 2003; Vice President and Secretary of the
                                                                Distributor; previously, Vice President, Assistant
                                                                General Counsel of the Investment Manager and Morgan
                                                                Stanley Services (February 1997-December 2001).

                              POSITION(S)
  NAME, AGE AND ADDRESS OF     HELD WITH        LENGTH OF                    PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER        REGISTRANT       TIME SERVED                            PAST 5 YEARS
----------------------------  -----------  -------------------  --------------------------------------------------------
Thomas F. Caloia (57)         Treasurer    Since April 1989     Executive Director (since December 2003) and Assistant
c/o Morgan Stanley Trust                                        Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,                                    Morgan Stanley Services; Treasurer of the Morgan Stanley
Plaza Two,                                                      Funds. Formerly First Vice President of the Investment
Jersey City, NJ                                                 Manager, the Distributor and Morgan Stanley Services.

Ronald E. Robison (64)        Vice         Since April, 1998    Managing Director, Chief Administrative Officer,
1221 Avenue of the Americas   President                         Director (since February, 1999) of the Investment
New York, NY                                                    Manager and Morgan Stanley Services, Chief Executive
                                                                Officer and Director of the Transfer Agent; and
                                                                Executive Vice President and Principal Executive Officer
                                                                of the Morgan Stanley Funds and TCW/DW Term Trust 2003
                                                                (since April 2003). Previously Managing Director of the
                                                                TCW Group Inc.

Joseph J. McAlinden (60)      Vice         Since July 1995      Managing Director, Morgan Stanley Investment Management
1221 Avenue of the Americas   President                         Inc. and Morgan Stanley Investments LP; Director of the
New York, NY                                                    Transfer Agent. Chief Investment Officer of the Van
                                                                Kampen Funds and Chief Investment Officer of the
                                                                Investment Manager.

Francis Smith (37)            Vice         Since September      Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust      President    2002                 Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,  and Chief                         September 2002); Executive Director of the Investment
Plaza Two,                    Financial                         Manager and Morgan Stanley Services (since December
Jersey City, NY               Officer                           2001); previously, Vice President of the Investment
                                                                Manager and Morgan Stanley Services (August
                                                                2000-November 2001) and Senior Manager at
                                                                PricewaterhouseCoopers LLP (January 1998-August 2000).

     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson, and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and Bennett MacDougall, a Senior Staff Attorney, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.

                                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                              SECURITIES IN
                                                                                   ALL REGISTERED INVESTMENT COMPANIES
                                                                                                 OVERSEEN
                                  DOLLAR RANGE OF EQUITY SECURITIES IN THE          BY TRUSTEE IN FAMILY OF INVESTMENT
                                                    FUND                                        COMPANIES
       NAME OF TRUSTEE                    (AS OF DECEMBER 31, 2002)                     (AS OF DECEMBER 31, 2002)
------------------------------  ---------------------------------------------  --------------------------------------------
INDEPENDENT:
Michael Bozic                                       none                                      over $100,000
Edwin J. Garn                                       none                                      over $100,000
Wayne E. Hedien                                     none                                      over $100,000
Dr. Manuel H. Johnson                               none                                      over $100,000
Michael E. Nugent                                   none                                      over $100,000
INTERESTED:
Charles A. Fiumefreddo                        $10,001 - $50,000                               over $100,000
James F. Higgins                                    none                                      over $100,000
Philip J. Purcell                                   none                                      over $100,000

     As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including two Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Trustees serve as members of the Insurance Committee.

     The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended May 31, 2003, the audit committee held six meetings.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all the Independent Trustees of the Fund. During the Fund's fiscal year ended May 31, 2003, the Derivatives Committee held four meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended May 31, 2003, the Insurance Committee held one meeting.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C.  COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting, (except an Audit Committee meeting) take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his services as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended May 31, 2003.

                               FUND COMPENSATION

                                                                AGGREGATE
                                                               COMPENSATION
NAME OF TRUSTEE                                               FROM THE FUND
---------------                                               --------------
Michael Bozic...............................................      $1,750
Edwin J. Garn...............................................       1,750
Wayne E. Hedien.............................................       1,750
Dr. Manuel H. Johnson.......................................       2,450
Michael E. Nugent...........................................       2,250
Charles A. Fiumefreddo......................................       3,067

     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 79 portfolios) in the Fund Complex.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                                              TOTAL CASH COMPENSATION
                                                                FOR SERVICES TO 94
                                                               MORGAN STANLEY FUNDS
                                                                  AND OTHER FUNDS
NAME OF TRUSTEE                                                 IN THE FUND COMPLEX
---------------                                               -----------------------
Michael Bozic...............................................         $159,650
Edwin J. Garn...............................................          159,650
Wayne E. Hedien.............................................          158,950
Dr. Manuel H. Johnson.......................................          226,063
Michael E. Nugent...........................................          296,475
Charles A. Fiumefreddo......................................          360,000

     As of the date of this Statement of Additional Information, 49 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Director/Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five-year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 49 Morgan Stanley Funds as of the calendar year ended December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.

               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS

                                                                                RETIREMENT     ESTIMATED
                                                                                 BENEFITS       ANNUAL
                                                 ESTIMATED                      ACCRUED AS   BENEFITS UPON
                                               CREDITED YEARS     ESTIMATED      EXPENSES     RETIREMENT
                                               OF SERVICE AT    PERCENTAGE OF     BY ALL       FROM ALL
                                                 RETIREMENT       ELIGIBLE       ADOPTING      ADOPTING
NAME OF INDEPENDENT TRUSTEE                     (MAXIMUM 10)    COMPENSATION      FUNDS        FUNDS(2)
---------------------------                    --------------   -------------   ----------   -------------
Michael Bozic................................        10             60.44%       $18,457        $47,838
Edwin J. Garn................................        10             60.44         23,881         47,878
Wayne E. Hedien..............................         9             51.37         34,473         40,842
Dr. Manuel H. Johnson........................        10             60.44         19,803         70,050
Michael E. Nugent............................        10             60.44         32,362         62,646

---------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) below.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding shares of Class A of the Fund on July 8, 2003: Walter A. Sherman, Trustee, Walter A. Sherman Rev. Trust, dated 8/25/99, 5043 29th Avenue South, Minneapolis, MN 55417-1328 -- 12.12% and George S. Smith, Jr. and Pamela J. Smith, JTTEN, 52 Devonshire Dr., Morganville, NJ -- 6.41%.

------------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A.  INVESTMENT MANAGER AND SUB-ADVISOR

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The Sub-Advisor is Morgan Stanley Investments LP, a Pennsylvania limited partnership founded in 1969, and is wholly-owned by indirect subsidiaries of Morgan Stanley. The Sub-Advisor is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the business affairs of the Fund. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rates to the Fund's daily net assets: 0.85% of the portion of daily net assets not exceeding $500 million; 0.825% of the next $500 million; and 0.80% of the portion of daily net assets exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended May 31, 2001, 2002, and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amount of $3,402,421, $2,273,024, and $1,198,948 respectively.

     Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") between the Investment Manager and the Sub-Advisor, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends and to manage the Fund's portfolio. As compensation for its service, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation. For the fiscal years ended May 31, 2001, 2002, and 2003, the Sub-Advisor accrued total compensation under the Sub-Advisory Agreement in the amount of $1,360,968, $909,210, and $479,579, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement and the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

B.  PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.  SERVICES PROVIDED BY THE INVESTMENT MANAGER AND SUB-ADVISOR

     The Investment Manager manages the Fund's business affairs and supervises the investment of the Fund's assets. The Sub-Advisor manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement, the Sub-Advisor under the Sub-Advisory Agreement or the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or the Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager or the Sub-Advisor); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D.  DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.  RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the fiscal years ending May 31, 2001, 2002, and 2003, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                         2003                   2002                   2001
                                 --------------------   --------------------   --------------------
Class A........................    FCSs:(1) $  6,186      FSCs:(1) $ 17,518      FCSs:(1) $ 64,581
                                  CDSCs:    $     48     CDSCs:    $      0     CDSCs:    $      0
Class B........................   CDSCs:    $418,696     CDSCs:    $610,137     CDSCs:    $686,624
Class C........................   CDSCs:    $    945     CDSCs:    $  1,474     CDSCs:    $  8,464

---------------
(1) FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of

NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended May 31, 2003, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $11,127, $1,218,001 and $89,250, respectively, which amounts are equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares, other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended May 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $28,744,611 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 20.18% $5,800,532--advertising and promotional expenses; (ii) 0.48% $137,326)--printing of prospectuses for distribution to other than current shareholders; and (iii) 79.34% $22,806,753--other expenses, including the gross sales credit and the carrying charge, of which 8.74% $1,993,839 represents carrying charges, 37.78% $5,800,532 represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 37.78% $8,616,546 represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended May 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $13,266,252 as of May 31, 2003 (the end of the fiscal year), which was equal to approximately 12.32% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled approximately $1,167 in the case of Class C at December 31, 2002 (the end of the calendar year), which amount was equal to 0.01% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F.  OTHER SERVICE PROVIDERS

  (1)  TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

  (2)  CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

  (3)  AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, the Sub-Advisor and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G.  CODES OF ETHICS

     The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI.   BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A.  BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended May 31, 2001, 2002 and 2003, the Fund paid a total of $1,403,156, $786,628 and $385,254, respectively, in brokerage commissions.

B.  COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended May 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended May 31, 2001, 2002 and 2003, the Fund did not pay any brokerage commissions to an affiliated broker or dealer.

C.  BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or the Sub-Advisor rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager and/or the Sub-Advisor effect transactions with those brokers and dealers who they believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information and/or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or the Sub-Advisor from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager, the Sub-Advisor and certain of their affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager, the Sub-Advisor and their affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D.  DIRECTED BROKERAGE

     During the fiscal year ended May 31, 2003, the Fund paid $276,215 in brokerage commissions in connection with transactions in the aggregate amount of $134,711,592 to brokers because of research services provided.

E.  REGULAR BROKER-DEALERS

     During the fiscal year ended May 31, 2003, the Fund purchased securities issued by Goldman Sachs Group Inc., Merrill Lynch & Co. Inc., and Bank of America Corp., which issuers were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At May 31, 2003, the Fund held securities issued by Citigroup Inc., Goldman Sachs Group Inc., Merrill Lynch & Co. Inc., and Bank of America Corp., with market values of $2,883,706, $782,400, $1,766,640, and $4,311,020, respectively.

VII.   CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by the actions of the Trustees. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII.   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A.  PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

       TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B.  OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX.   TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager and/or Sub-Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X.   UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI.   CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's

"average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:

       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE

                           PERIOD ENDING MAY 31, 2003

                                                       INCEPTION
CLASS                                                    DATE:     1 YEAR   LIFE OF FUND
-----                                                  ---------   ------   ------------
Class A..............................................  07/29/98    -17.38%     -5.91%
Class B..............................................  07/29/98    -17.80%     -5.91%
Class C..............................................  07/29/98    -14.42%     -5.51%
Class D..............................................  07/29/98    -12.55%     -4.62%

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:


          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE

                           PERIOD ENDING MAY 31, 2003

                                                       INCEPTION
CLASS                                                    DATE:     1 YEAR   LIFE OF FUND
-----                                                  ---------   ------   ------------
Class A..............................................  07/29/98    -12.80%     -4.86%
Class B..............................................  07/29/98    -13.47%     -5.57%
Class C..............................................  07/29/98    -13.55%     -5.51%
Class D..............................................  07/29/98    -12.55%     -4.62%

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial

$1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE

                           PERIOD ENDING MAY 31, 2003

                                                       INCEPTION
CLASS                                                    DATE:     1 YEAR   LIFE OF FUND
-----                                                  ---------   ------   ------------
Class A..............................................  07/29/98    -12.80%     -21.41%
Class B..............................................  07/29/98    -13.47%     -24.20%
Class C..............................................  07/29/98    -13.55%     -23.99%
Class D..............................................  07/29/98    -12.55%     -20.45%

     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have declined to the following amounts at May 31, 2003:

                                                                   INVESTMENT AT INCEPTION OF:
                                                       INCEPTION   ----------------------------
                        CLASS                            DATE:     $10,000   $50,000   $100,000
                        -----                          ---------   -------   -------   --------
Class A..............................................  07/29/98    $7,446    $37,723   $76,232
Class B..............................................  07/29/98    $7,580    $37,900   $75,800
Class C..............................................  07/29/98    $7,601    $38,005   $76,010
Class D..............................................  07/29/98    $7,955    $39,775   $79,550

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:

  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE

                                    CLASS B

                           PERIOD ENDING MAY 31, 2003

                                                      INCEPTION
CALCULATION METHODOLOGY                                 DATE:     1 YEAR    LIFE OF FUND
-----------------------                               ---------   ------    ------------
After taxes on distributions........................  07/29/98     -17.80%     -6.71%
After taxes on distributions and redemptions........  07/29/98     -10.93%     -4.65%

XII.   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended May 31, 2003, included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Equity Fund
PORTFOLIO OF INVESTMENTS - MAY 31, 2003

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Common Stocks (97.2%)
              Aerospace & Defense
              (1.2%)
   23,300     Boeing Co. ..............  $    714,611
    8,900     Northrop Grumman
               Corp. ..................       782,755
                                         ------------
                                            1,497,366
                                         ------------
              Auto Parts: O.E.M. (1.7%)
  101,800     Delphi Corp. ............       897,876
   15,200     Johnson Controls,
               Inc. ...................     1,265,400
                                         ------------
                                            2,163,276
                                         ------------
              Beverages: Non-Alcoholic
              (2.4%)
   65,100     Coca Cola Co. (The)......     2,966,607
                                         ------------
              Building Products (0.7%)
   34,000     Masco Corp. .............       836,400
                                         ------------
              Chemicals: Major
              Diversified (1.0%)
   51,300     Engelhard Corp. .........     1,290,195
                                         ------------
              Chemicals: Specialty
              (1.4%)
   40,900     Air Products & Chemicals,
               Inc. ...................     1,782,831
                                         ------------
              Computer Communications
              (0.7%)
   53,700     Cisco Systems, Inc.*.....       874,236
                                         ------------
              Computer Processing
              Hardware (2.7%)
   17,100     Dell Computer Corp.*.....       535,059
  131,600     Hewlett-Packard Co. .....     2,566,200
   64,900     Sun Microsystems,
               Inc.*...................       281,017
                                         ------------
                                            3,382,276
                                         ------------
              Contract Drilling (0.3%)
   14,400     GlobalSantaFe Corp. .....       358,272
                                         ------------
              Discount Stores (5.0%)
   72,900     Target Corp. ............     2,670,327
   70,100     Wal-Mart Stores, Inc. ...     3,687,961
                                         ------------
                                            6,358,288
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Drugstore Chains (0.4%)
   18,000     CVS Corp. ...............  $    469,800
                                         ------------
              Electric Utilities (1.7%)
   37,800     Exelon Corp. ............     2,165,940
                                         ------------
              Electrical Products
              (0.9%)
   29,700     Cooper Industries, Ltd.
               (Class A)...............     1,184,733
                                         ------------
              Finance/Rental/ Leasing
              (4.7%)
   10,200     Fannie Mae...............       754,800
   43,200     Freddie Mac..............     2,583,792
  130,900     MBNA Corp. ..............     2,624,545
                                         ------------
                                            5,963,137
                                         ------------
              Financial Conglomerates
              (2.9%)
   70,300     Citigroup, Inc. .........     2,883,706
   25,600     Principal Financial
               Group, Inc. ............       813,056
                                         ------------
                                            3,696,762
                                         ------------
              Food Retail (0.5%)
   39,200     Kroger Co. (The)*........       629,160
                                         ------------
              Food: Major Diversified
              (1.3%)
   28,000     Unilever N.V.
               (Netherlands)...........     1,638,000
                                         ------------
              Home Improvement Chains
              (2.5%)
   95,900     Home Depot, Inc. (The)...     3,115,791
                                         ------------
              Household/Personal Care
              (2.7%)
   33,200     Avon Products, Inc. .....     2,023,208
   15,200     Procter & Gamble Co. ....     1,395,664
                                         ------------
                                            3,418,872
                                         ------------
              Industrial Conglomerates
              (9.1%)
  160,300     General Electric Co. ....     4,600,610
   72,100     Honeywell International,
               Inc. ...................     1,889,020

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
PORTFOLIO OF INVESTMENTS - MAY 31, 2003 continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
  177,600     Tyco International Ltd.
               (Bermuda)...............  $  3,143,520
   27,300     United Technologies
               Corp. ..................     1,863,225
                                         ------------
                                           11,496,375
                                         ------------
              Information Technology
              Services (2.5%)
   57,700     Accenture Ltd. (Class A)
               (Bermuda)*..............     1,010,904
   24,000     International Business
               Machines Corp. .........     2,112,960
                                         ------------
                                            3,123,864
                                         ------------
              Integrated Oil (2.1%)
   39,200     Exxon Mobil Corp. .......     1,426,880
   28,000     Royal Dutch Petroleum Co.
               (Netherlands)...........     1,275,400
                                         ------------
                                            2,702,280
                                         ------------
              Internet Software/
              Services (1.0%)
   68,700     Check Point Software
               Technologies Ltd.
               (Israel)*...............     1,291,560
                                         ------------
              Investment Banks/ Brokers
              (2.5%)
    9,600     Goldman Sachs Group, Inc.
               (The)...................       782,400
    7,700     Lehman Brothers Holdings,
               Inc. ...................       551,551
   40,800     Merrill Lynch & Co.,
               Inc. ...................     1,766,640
                                         ------------
                                            3,100,591
                                         ------------
              Investment Managers
              (1.4%)
   64,700     Mellon Financial
               Corp. ..................     1,757,899
                                         ------------
              Major Banks (8.4%)
   58,100     Bank of America Corp. ...     4,311,020
   64,600     Comerica, Inc. ..........     2,989,042
   57,100     PNC Financial Services
               Group...................     2,812,175
   11,000     Wachovia Corp............       441,980
                                         ------------
                                           10,554,217
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Major Telecommunications
              (2.4%)
   34,800     SBC Communications,
               Inc. ...................  $    886,008
   56,600     Verizon Communications
               Inc. ...................     2,142,310
                                         ------------
                                            3,028,318
                                         ------------
              Media Conglomerates
              (2.5%)
   35,400     AOL Time Warner Inc.*....       538,788
   31,700     Disney (Walt) Co.
               (The)...................       622,905
   43,300     Viacom, Inc. (Class
               B)*.....................     1,971,016
                                         ------------
                                            3,132,709
                                         ------------
              Motor Vehicles (0.2%)
    7,000     General Motors Corp. ....       247,310
                                         ------------
              Multi-Line Insurance
              (1.2%)
   16,900     American International
               Group, Inc. ............       978,172
   11,300     Hartford Financial
               Services Group, Inc.
               (The)...................       527,032
                                         ------------
                                            1,505,204
                                         ------------
              Oil Refining/Marketing
              (2.2%)
   38,100     Total S.A. (ADR)
               (France)................     2,802,255
                                         ------------
              Packaged Software (5.1%)
   39,400     BMC Software, Inc.*......       668,224
  194,700     Microsoft Corp. .........     4,791,567
   74,300     Oracle Corp.*............       966,643
                                         ------------
                                            6,426,434
                                         ------------
              Pharmaceuticals: Major
              (10.6%)
   89,500     Bristol-Myers Squibb
               Co. ....................     2,291,200
   56,300     Merck & Co., Inc. .......     3,129,154
  114,700     Pfizer, Inc. ............     3,557,994
   71,500     Schering-Plough Corp. ...     1,319,175
   69,900     Wyeth....................     3,065,115
                                         ------------
                                           13,362,638
                                         ------------
              Property - Casualty
              Insurers (0.9%)
   67,700     Travelers Property
               Casualty Corp.
               (Class A)...............     1,105,541

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
PORTFOLIO OF INVESTMENTS - MAY 31, 2003 continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
    2,900     Travelers Property
               Casualty Corp. (Class
               B)......................  $     46,893
                                         ------------
                                            1,152,434
                                         ------------
              Pulp & Paper (0.9%)
   32,300     International Paper
               Co. ....................     1,184,441
                                         ------------
              Regional Banks (2.5%)
  133,300     U.S. Bancorp.............     3,159,210
                                         ------------
              Semiconductors (1.2%)
   19,200     Analog Devices, Inc.*....       740,160
   17,200     Intel Corp. .............       358,448
   11,900     Maxim Integrated
               Products, Inc. .........       466,599
                                         ------------
                                            1,565,207
                                         ------------
              Telecommunications
              Equipment (2.1%)
   91,700     Motorola, Inc. ..........       781,284
   83,700     Nokia Corp. (ADR)
               (Finland)...............     1,509,948
   11,500     QUALCOMM Inc. ...........       386,170
                                         ------------
                                            2,677,402
                                         ------------
              Tobacco (2.3%)
   68,900     Altria Group, Inc. ......     2,845,570
                                         ------------
              Trucks/Construction/Farm
              Machinery (1.4%)
   33,600     Caterpillar, Inc. .......     1,752,240
                                         ------------
              Total Common Stocks
              (Cost $127,721,942)......   122,660,100
                                         ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                   VALUE
------------------------------------------------------
              Short-Term Investment (2.8%)
              Repurchase Agreement
  $ 3,552     Joint repurchase
               agreement account 1.325%
               due 06/02/03 (dated
               05/30/03; proceeds
               $3,552,392) (a)
               (Cost $3,552,000).......  $  3,552,000
                                         ------------

Total Investments
(Cost $131,273,942) (b).....   100.0%     126,212,100
Other Assets in Excess of
Liabilities.................     0.0            2,333
                               -----     ------------
Net Assets..................   100.0%    $126,214,433
                               =====     ============

---------------------------------------------------

    ADR  American Depository Receipt.
    *    Non-income producing security.
    (a) Collateralized by federal agency and U.S. Treasury obligations.
    (b) The aggregate cost for federal income tax purposes is $134,166,386. The aggregate gross unrealized appreciation is $7,767,330 and the aggregate gross unrealized depreciation is $15,721,616, resulting in net unrealized depreciation of $7,954,286.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
May 31, 2003

Assets:
Investments in securities, at value
 (cost $131,273,942)........................................   $126,212,100
Receivable for:
    Dividends...............................................        254,629
    Shares of beneficial interest sold......................         68,110
    Foreign withholding taxes reclaimed.....................          5,138
Prepaid expenses and other assets...........................         76,010
                                                              -------------
    Total Assets............................................    126,615,987
                                                              -------------
Liabilities:
Payable for:
    Shares of beneficial interest redeemed..................        135,890
    Distribution fee........................................         97,113
    Investment management fee...............................         89,262
Accrued expenses and other payables.........................         79,289
                                                              -------------
    Total Liabilities.......................................        401,554
                                                              -------------
    Net Assets..............................................   $126,214,433
                                                              =============
Composition of Net Assets:
Paid-in-capital.............................................   $255,852,250
Net unrealized depreciation.................................     (5,061,842)
Accumulated net realized loss...............................   (124,575,975)
                                                              -------------
    Net Assets..............................................   $126,214,433
                                                              =============
Class A Shares:
Net Assets..................................................     $4,176,277
Shares Outstanding (unlimited authorized, $.01 par value)...        613,281
    Net Asset Value Per Share...............................          $6.81
                                                              =============
    Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net asset value)........          $7.19
                                                              =============
Class B Shares:
Net Assets..................................................   $107,680,291
Shares Outstanding (unlimited authorized, $.01 par value)...     16,447,779
    Net Asset Value Per Share...............................          $6.55
                                                              =============
Class C Shares:
Net Assets..................................................     $7,871,633
Shares Outstanding (unlimited authorized, $.01 par value)...      1,197,719
    Net Asset Value Per Share...............................          $6.57
                                                              =============
Class D Shares:
Net Assets..................................................     $6,486,232
Shares Outstanding (unlimited authorized, $.01 par value)...        940,143
    Net Asset Value Per Share...............................          $6.90
                                                              =============

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended May 31, 2003

Net Investment Loss:
Income
Dividends (net of $36,356 foreign withholding tax)..........  $  2,739,652
Interest....................................................        11,210
                                                              ------------
    Total Income............................................     2,750,862
                                                              ------------
Expenses
Distribution fee (Class A shares)...........................        11,127
Distribution fee (Class B shares)...........................     1,218,001
Distribution fee (Class C shares)...........................        89,250
Investment management fee...................................     1,198,948
Transfer agent fees and expenses............................       345,199
Professional fees...........................................        63,677
Custodian fees..............................................        63,359
Shareholder reports and notices.............................        62,008
Registration fees...........................................        59,715
Trustees' fees and expenses.................................        13,657
Other.......................................................         9,479
                                                              ------------
    Total Expenses..........................................     3,134,420
                                                              ------------
    Net Investment Loss.....................................      (383,558)
                                                              ------------
Net Realized and Unrealized Loss:
Net realized loss...........................................   (30,520,188)
Net change in unrealized depreciation.......................    (1,109,467)
                                                              ------------
    Net Loss................................................   (31,629,655)
                                                              ------------
Net Decrease................................................  $(32,013,213)
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                              FOR THE YEAR   FOR THE YEAR
                                                                 ENDED           ENDED
                                                              MAY 31, 2003   MAY 31, 2002
                                                              ------------   -------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss.........................................  $   (383,558)  $  (2,058,450)
Net realized loss...........................................   (30,520,188)    (36,807,159)
Net change in unrealized depreciation.......................    (1,109,467)    (24,229,573)
                                                              ------------   -------------
    Net Decrease............................................   (32,013,213)    (63,095,182)
                                                              ------------   -------------
Distributions to Shareholders from Net Realized Gain:
Class A shares..............................................       --              (36,175)
Class B shares..............................................       --           (1,047,547)
Class C shares..............................................       --              (70,366)
Class D shares..............................................       --              (31,602)
                                                              ------------   -------------
    Total Distributions.....................................       --           (1,185,690)
                                                              ------------   -------------

Net decrease from transactions in shares of beneficial
  interest..................................................   (54,378,727)    (65,311,885)
                                                              ------------   -------------
    Net Decrease............................................   (86,391,940)   (129,592,757)
Net Assets:
Beginning of period.........................................   212,606,373     342,199,130
                                                              ------------   -------------
End of Period...............................................  $126,214,433   $ 212,606,373
                                                              ============   =============

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003

1. Organization and Accounting Policies

Morgan Stanley Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities. The Fund was organized as a Massachusetts business trust on April 6, 1998 and commenced operations on July 29, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") or Morgan Stanley Investments, LP (the "Sub-Advisor"), an affiliate of the Investment Manager, determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

the net assets of the Fund determined as of the close of each business day:
0.85% to the portion of daily net assets not exceeding $500 million; 0.825% to the portion of daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.80% to the portion of daily net assets in excess of $1.0 billion.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $13,266,252 at May 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

year ended May 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended May 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $48, $418,696 and $945, respectively and received $6,186 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2003 aggregated $79,555,024 and $136,137,049, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, Distributor and Sub-Advisor, is the Fund's transfer agent. At May 31, 2003 the Fund had transfer agent fees and expenses payable of approximately $1,400.

5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                     FOR THE YEAR            FOR THE YEAR
                                        ENDED                   ENDED
                                     MAY 31, 2003            MAY 31, 2002
                                     ------------            ------------
Long-term capital gains............       --                  $1,185,690

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

As of May 31, 2003, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings....................................       --
Capital loss carryforward*..................................  $(115,916,937)
Post-October losses.........................................     (5,766,594)
Net unrealized depreciation.................................     (7,954,286)
                                                              -------------
Total accumulated losses....................................  $(129,637,817)
                                                              =============

* As of May 31, 2003, the Fund had a net capital loss carryforward of $115,916,937 of which $72,628,713 will expire on May 31, 2010 and $43,288,224 will expire on May 31, 2011 to offset future capital gains to the extent provided by regulations.

As of May 31, 2003, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $383,558.

Morgan Stanley Equity Fund
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2003 continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                             FOR THE YEAR                FOR THE YEAR
                                                                 ENDED                       ENDED
                                                             MAY 31, 2003                MAY 31, 2002
                                                       -------------------------   -------------------------
                                                         SHARES        AMOUNT        SHARES        AMOUNT
                                                       ----------   ------------   ----------   ------------
CLASS A SHARES
Sold.................................................      38,862   $    240,137      104,703   $    895,027
Reinvestment of distributions........................      --            --             4,279         35,775
Redeemed.............................................    (271,518)    (1,731,127)    (339,078)    (2,852,564)
                                                       ----------   ------------   ----------   ------------
Net decrease - Class A...............................    (232,656)    (1,490,990)    (230,096)    (1,921,762)
                                                       ----------   ------------   ----------   ------------
CLASS B SHARES
Sold.................................................     841,764      5,222,239    2,233,050     18,589,949
Reinvestment of distributions........................      --            --           119,169        968,840
Redeemed.............................................  (8,792,030)   (54,142,346)  (9,845,957)   (81,335,286)
                                                       ----------   ------------   ----------   ------------
Net decrease - Class B...............................  (7,950,266)   (48,920,107)  (7,493,738)   (61,776,497)
                                                       ----------   ------------   ----------   ------------
CLASS C SHARES
Sold.................................................      69,173        432,176      173,681      1,447,732
Reinvestment of distributions........................      --            --             8,372         68,235
Redeemed.............................................    (603,380)    (3,705,728)    (505,981)    (4,194,055)
                                                       ----------   ------------   ----------   ------------
Net decrease - Class C...............................    (534,207)    (3,273,552)    (323,928)    (2,678,088)
                                                       ----------   ------------   ----------   ------------
CLASS D SHARES
Sold.................................................     412,887      2,678,940      576,295      4,871,658
Reinvestment of distributions........................      --            --             3,098         26,149
Redeemed.............................................    (515,317)    (3,373,018)    (441,986)    (3,833,345)
                                                       ----------   ------------   ----------   ------------
Net increase (decrease) - Class D....................    (102,430)      (694,078)     137,407      1,064,462
                                                       ----------   ------------   ----------   ------------
Net decrease in Fund.................................  (8,819,559)  $(54,378,727)  (7,910,355)  $(65,311,885)
                                                       ==========   ============   ==========   ============

Morgan Stanley Equity Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                                      FOR THE YEAR ENDED MAY 31,                 JULY 29, 1998*
                                                           ------------------------------------------------         THROUGH
                                                            2003            2002        2001         2000         MAY 31, 1999
                                                           ------          ------      -------      -------      --------------
Class A Shares
Selected Per Share Data:

Net asset value, beginning of period.....................  $ 7.81          $ 9.74       $12.88       $11.76          $10.00
                                                           ------          ------       ------       ------          ------

Income (loss) from investment operations:
    Net investment income (loss)++.......................    0.03           (0.01)       (0.01)       (0.03)           0.01
    Net realized and unrealized gain (loss)..............   (1.03)          (1.88)       (1.64)        1.22            1.75
                                                           ------          ------       ------       ------          ------

Total income (loss) from investment operations...........   (1.00)          (1.89)       (1.65)        1.19            1.76
                                                           ------          ------       ------       ------          ------

Less distributions from net realized gain................    --             (0.04)       (1.49)       (0.07)         --
                                                           ------          ------       ------       ------          ------

Net asset value, end of period...........................  $ 6.81          $ 7.81       $ 9.74       $12.88          $11.76
                                                           ======          ======       ======       ======          ======

Total Return+............................................  (12.80)%        (19.46)%     (13.59)%      10.12%          17.60%(1)

Ratios to Average Net Assets(3):
Expenses.................................................    1.54%           1.35%        1.27%        1.29%           1.38%(2)

Net investment income (loss).............................    0.41%          (0.07)%      (0.08)%      (0.25)%          0.07%(2)

Supplemental Data:
Net assets, end of period, in thousands..................  $4,176          $6,608      $10,481      $12,483          $7,933

Portfolio turnover rate..................................      56%             96%         162%         184%             80%(1)

---------------------------------------------------

    *    Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
    + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                                FOR THE PERIOD
                                                                  FOR THE YEAR ENDED MAY 31,                    JULY 29, 1998*
                                                    ------------------------------------------------------         THROUGH
                                                      2003              2002          2001          2000         MAY 31, 1999
                                                    --------          --------      --------      --------      --------------

Class B Shares
Selected Per Share Data:

Net asset value, beginning of period..............     $7.57             $9.51        $12.71        $11.69           $10.00
                                                       -----             -----        ------        ------           ------

Income (loss) from investment operations:
    Net investment loss++.........................     (0.02)            (0.07)        (0.10)        (0.12)           (0.07)
    Net realized and unrealized gain (loss).......     (1.00)            (1.83)        (1.61)         1.21             1.76
                                                       -----             -----        ------        ------           ------

Total income (loss) from investment operations....     (1.02)            (1.90)        (1.71)         1.09             1.69
                                                       -----             -----        ------        ------           ------

Less distributions from net realized gain.........     --                (0.04)        (1.49)        (0.07)         --
                                                       -----             -----        ------        ------           ------

Net asset value, end of period....................     $6.55             $7.57        $ 9.51        $12.71           $11.69
                                                       =====             =====        ======        ======           ======

Total Return+.....................................    (13.47)%          (20.03)%      (14.28)%        9.32%           16.90 %(1)

Ratios to Average Net Assets(3):
Expenses..........................................      2.29%             2.10%         2.04%         2.04%            2.13 %(2)

Net investment loss...............................     (0.34)%           (0.82)%       (0.85)%       (1.00)%          (0.68)%(2)

Supplemental Data:
Net assets, end of period, in thousands...........  $107,680          $184,612      $303,227      $374,215         $273,345

Portfolio turnover rate...........................        56%               96%          162%          184%              80 %(1)

---------------------------------------------------

    *    Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
    + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                                 FOR THE PERIOD
                                                                     FOR THE YEAR ENDED MAY 31,                  JULY 29, 1998*
                                                          -------------------------------------------------         THROUGH
                                                           2003            2002         2001         2000         MAY 31, 1999
                                                          ------          -------      -------      -------      --------------

Class C Shares
Selected Per Share Data:

Net asset value, beginning of period....................   $7.60           $ 9.54       $12.73       $11.70          $10.00
                                                           -----           ------       ------       ------          ------

Income (loss) from investment operations:
    Net investment loss++...............................   (0.02)           (0.06)       (0.09)       (0.12)          (0.04)
    Net realized and unrealized gain (loss).............   (1.01)           (1.84)       (1.61)        1.22            1.74
                                                           -----           ------       ------       ------          ------

Total income (loss) from investment operations..........   (1.03)           (1.90)       (1.70)        1.10            1.70
                                                           -----           ------       ------       ------          ------

Less distributions from net realized gain...............    --              (0.04)       (1.49)       (0.07)         --
                                                           -----           ------       ------       ------          ------

Net asset value, end of period..........................   $6.57           $ 7.60       $ 9.54       $12.73          $11.70
                                                           =====           ======       ======       ======          ======

Total Return+...........................................  (13.55)%         (19.97)%     (14.17)%       9.31%          17.10 %(1)

Ratios to Average Net Assets(3):
Expenses................................................    2.29%            2.01%        1.96%        2.04%           1.91 %(2)

Net investment loss.....................................   (0.34)%          (0.73)%      (0.77)%      (1.00)%         (0.46)%(2)

Supplemental Data:
Net assets, end of period, in thousands.................  $7,872          $13,156      $19,604      $24,711         $15,744

Portfolio turnover rate.................................      56%              96%         162%         184%             80 %(1)

---------------------------------------------------

    *    Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
    + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE YEAR ENDED MAY 31,                JULY 29, 1998*
                                                             ----------------------------------------------         THROUGH
                                                              2003            2002        2001        2000        MAY 31, 1999
                                                             ------          ------      ------      ------      --------------

Class D Shares
Selected Per Share Data:

Net asset value, beginning of period.......................   $7.89           $9.82      $12.95      $11.79          $10.00
                                                              -----           -----      ------      ------          ------

Income (loss) from investment operations:
    Net investment income (loss)++.........................    0.04            0.01        0.02       (0.01)           0.03
    Net realized and unrealized gain (loss)................   (1.03)          (1.90)      (1.66)       1.24            1.76
                                                              -----           -----      ------      ------          ------

Total income (loss) from investment operations.............   (0.99)          (1.89)      (1.64)       1.23            1.79
                                                              -----           -----      ------      ------          ------

Less distributions from net realized gain..................    --             (0.04)      (1.49)      (0.07)         --
                                                              -----           -----      ------      ------          ------

Net asset value, end of period.............................   $6.90           $7.89      $ 9.82      $12.95          $11.79
                                                              =====           =====      ======      ======          ======

Total Return+..............................................  (12.55)%        (19.30)%    (13.43)%     10.43%          17.90%(1)

Ratios to Average Net Assets(3):
Expenses...................................................    1.29%           1.10%       1.04%       1.04%           1.13%(2)

Net investment income......................................    0.66%           0.18%       0.15%       0.00%           0.32%(2)

Supplemental Data:
Net assets, end of period, in thousands....................  $6,486          $8,230      $8,888      $5,339             $69

Portfolio turnover rate....................................      56%             96%        162%        184%             80%(1)

---------------------------------------------------

    *    Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
    + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Equity Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Equity Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Equity Fund (the "Fund"), including the portfolio of investments, as of May 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Equity Fund as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 9, 2003

XIII.   MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
--------------------------------------------------------------------------------

I.   POLICY STATEMENT

     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and

(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.


II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III.  GUIDELINES


A.  MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

        - Selection or ratification of auditors.

        - Approval of financial statements, director and auditor reports.

        - Election of Directors.

        - Limiting Directors' liability and broadening indemnification of Directors.

        - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

        - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

        - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

        - General updating/corrective amendments to the charter.

        - Elimination of cumulative voting.

        - Elimination of preemptive rights.

        - Provisions for confidential voting and independent tabulation of voting results.

        - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

        CAPITALIZATION CHANGES

        - Capitalization changes that eliminate other classes of stock and voting rights.

        - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

        - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

        - Proposals for share repurchase plans.

        - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

        - Proposals to effect stock splits.

        - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

        COMPENSATION

        - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

        - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

        - Establishment of Employee Stock Option Plans and other employee ownership plans.

        ANTI-TAKEOVER MATTERS

        - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

        - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

        - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

        - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

        - Creation of "blank check" preferred stock.

        - Changes in capitalization by 100% or more.

        - Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

        - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

        - Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

        CORPORATE TRANSACTIONS

        - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

        - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

        - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

        - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)   Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

        ANTI-TAKEOVER PROVISIONS

        - Proposals requiring shareholder ratification of poison pills.

        - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.


B.  SHAREHOLDER PROPOSALS

        1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

        - Requiring auditors to attend the annual meeting of shareholders.

        - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

        - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

        - Confidential voting.

        - Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

        - Proposals that limit tenure of directors.

        - Proposals to limit golden parachutes.

        - Proposals requiring directors to own large amounts of stock to be eligible for election.

        - Restoring cumulative voting in the election of directors.

        - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

        - Proposals that limit retirement benefits or executive compensation.

        - Requiring shareholder approval for bylaw or charter amendments.

        - Requiring shareholder approval for shareholder rights plan or poison pill.

        - Requiring shareholder approval of golden parachutes.

        - Elimination of certain anti-takeover related provisions.

        - Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

        - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

        - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

        - Proposals that require inappropriate endorsements or corporate actions.


IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES


A.  PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

        (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

        (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

        (c)  The Committee will meet at least monthly to (among other matters):
             (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

        (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

        (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

        (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

        (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC.


                                    PART C
                               OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A, dated April 29, 2003, which was filed electronically pursuant to Regulation S-T on April 29, 2003 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-3128 and 2-70423).


ITEM 16. EXHIBITS

(1) (a) Articles of Incorporation of the Registrant, dated December 19, 1980, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on April 24, 1996.

    (b) Amendment dated May 23, 1997 to the Articles of Incorporation of the Registrant is incorporated herein by reference to Exhibit 1(a and b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed July 18, 1997.

    (c) Articles Supplementary dated July 28, 1997 of the Registrant is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on July 18, 1997.

    (d) Amendment dated July 28, 1997 to the Articles of Incorporation of the Registrant is incorporated herein by reference to Exhibit 1(c) of Post-effective Amendment No. 20 to the Registration Statement on
        Form N-1A, filed on July 18, 1997.

    (e) Amendment dated June 19, 1998 to the Articles of Incorporation of the Registrant is incorporated herein by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on June 24, 1998.

    (f) Amendment to the Articles of Incorporation of the Registrant, dated June 18, 2001, is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 26, 2002.

(2) Amended and Restated By-Laws of the Registrant dated as of April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on April 29, 2003.

(3) Not Applicable.

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5) Not Applicable.

(6) Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on June 24, 1998.

(7) (a) Amended Distribution Agreement between Registrant and Morgan Stanley Distributors Inc. dated June 22, 1998 is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on June 24, 1998.

    (b) Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated January 4, 1993 is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on April 24, 1996.

    (c) Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated January 4, 1993, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on April 24, 1996.

    (d) Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on April 29, 1999.

(8) Not Applicable

(9) (a) Custody Agreement dated September 20, 1991 between the Registrant and The Bank of New York is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on April 24, 1996.

    (b) Amendment dated April 17, 1996 to the Custody Agreement between The Bank of New York and the Registrant is incorporated herein by reference to
        Exhibit 8(b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on April 24, 1996.

    (c) Amendment to the Custody Agreement between the Registrant and the Bank of New York dated June 15, 2001 is incorporated herein by reference to
        Exhibit 7(c) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 26, 2002.

    (d) Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated June 15, 2001 is incorporated herein by reference to
        Exhibit 7(d) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 26, 2002.

    (e) Amended and Restated Transfer Agency and Services Agreement dated September 1, 2000 between the Registrant and Morgan Stanley Trust is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on April 27, 2001.

    (f) Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on June 24, 1998.

(10)(a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 28, 1997, is incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on July 18, 1997.

    (b) Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated herein by reference to Exhibit 14 of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on April 27, 2001.

(11)(a) Opinion and consent of Mayer, Brown, Rowe & Maw LLP, filed herein.

    (b) Opinion and consent of Piper Rudnick LLP filed herein.

(12) Opinion and consent of Mayer, Brown, Rowe & Maw LLP regarding tax matters, filed herein.

(13) Amended and Restated Services Agreement is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on July 29, 1998.

(14) Consent of Independent Auditors, filed herein.

(15) Not Applicable.

(16) Not Applicable.

(17) Form of Proxy, filed herein.


ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 4th day of August, 2003.


                             MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC.

                             By: /s/ Barry Fink
                                ................................................
                                Barry Fink
                                Vice President and Secretary


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated





           SIGNATURE                          TITLE                    DATE
------------------------------   ------------------------------   --------------
1. Principal Executive Officer

  /s/ Ronald E. Robison          Executive Vice President and    August 4, 2003
  ...........................
  Ronald E. Robison              Principal Executive Officer

2. Principal Financial Officer
                                                                August 4, 2003
  /s/ Francis Smith              Chief Financial Officer
  ...........................
  Francis Smith

3. Majority of the Directors

  /s/ Charles A. Fiumefreddo                                    August 4, 2003
  ...........................    Director and Chairman
  Charles A. Fiumefreddo

  /s/ Michael Bozic                                             August 4, 2003
  ...........................
  Michael Bozic                  Director

  /s/ Edwin J. Garn              Director                       August 4, 2003
  ...........................
  Edwin J. Garn

  /s/ Wayne E. Hedien            Director                       August 4, 2003
  ...........................
  Wayne E. Hedien

  /s/ James F. Higgins           Director                       August 4, 2003
  ...........................
  James F. Higgins

  /s/ Manuel H. Johnson          Director                       August 4, 2003
  ...........................
  Manuel H. Johnson

       SIGNATURE             TITLE          DATE
-----------------------   ----------   --------------
  /s/ Joseph J. Kearns    Director     August 4, 2003
  ....................
  Joseph J. Kearns

  /s/ Michael E. Nugent   Director     August 4, 2003
  ....................
  Michael E. Nugent

  /s/ Philip J. Purcell   Director     August 4, 2003
  ....................
  Philip J. Purcell

  /s/ Fergus Reid         Director     August 4, 2003
  ....................
  Fergus Reid

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